April 29, 2005 Prospectus for

Keyport Latitude Variable Annuity

Annuities are:
not insured by the FDIC or any other federal government agency;
not a deposit or other obligation of, underwritten or
Guaranteed by, the depository institution;
subject to investment risks, including the
Possible loss of the principal amount invested.

PROSPECTUS FOR

KEYPORT LATITUDE VARIABLE ANNUITY

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACTS

ISSUED BY

KEYPORT VARIABLE ACCOUNT A

OF

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

This prospectus describes the Keyport Latitude variable annuity group Contracts and Certificates offered by Sun Life Assurance Company of Canada (U.S.). The prospectus also offers the Certificates in the form of Individual Contracts, where required by certain states. All discussion of Certificates applies to the Contracts and Individual Contracts unless specified otherwise.

Under the Certificate, you may elect to have value accumulate on a variable or fixed basis, or both. You may also elect to receive periodic annuity payments on either a variable or a fixed basis, or both. This prospectus primarily describes the variable features of the Certificate. The Fixed Account and its features are summarized in Appendix A. The Certificates are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments (except in Oregon where they are offered only on a single purchase payment basis).

Each time you make a purchase payment, we will credit your Certificate Value with a Premium Credit. In addition to this annuity, we also offer other annuities that do not provide for Premium Credits. The expenses for this annuity may be higher than the expenses for an annuity that does not provide for Premium Credits. Over time, the amount of the Premium Credit may be more than offset by the higher expenses. You and your agent should decide if this annuity is right for you.

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Certificate currently offers twenty-eight investment options, each of which is a Sub-account of Keyport Variable Account A. Currently, you may choose among the Sub-accounts investing in the following Eligible Funds:

AIM VARIABLE INSURANCE FUNDS, INC.: AIM V.I. Capital Appreciation Fund; AIM V.I. International Growth Fund; and AIM V.I. Premier Equity Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.: AllianceBernstein Growth & Income Portfolio; AllianceBernstein Large Cap Growth Portfolio (formerly AllianceBernstein Premier Growth Portfolio); AllianceBernstein Global Technology Portfolio (formerly AllianceBernstein Technology Portfolio); and AllianceBernstein Worldwide Privatization Portfolio

LIBERTY VARIABLE INVESTMENT TRUST: Colonial Strategic Income Fund, Variable Series; Liberty Growth & Income Fund, Variable Series; Columbia High Yield Fund, Variable Series; Liberty Select Value Fund, Variable Series; and Liberty S&P 500 Index Fund, Variable Series

MFS VARIABLE INSURANCE TRUST: MFS Emerging Growth Series; MFS Investors Growth Stock Series; MFS Investors Trust; and MFS New Discovery Series

RYDEX VARIABLE TRUST: OTC Fund

STEINROE VARIABLE INVESTMENT TRUST: Liberty Federal Securities Fund, Variable Series; Liberty Asset Allocation Fund, Variable Series; Columbia Large Cap Growth Fund, Variable Series (formerly Stein Roe Growth Stock Fund, Variable Series); and Liberty Money Market Fund, Variable Series

VARIABLE INSURANCE PRODUCTS FUND: Equity Income Portfolio

VARIABLE INSURANCE PRODUCTS FUNDS: Dynamic Capital Appreciation Portfolio and Growth Opportunities Portfolio

WANGER ADVISORS TRUST: Wanger International Select Fund; Wanger International Small Cap Fund; Wanger Select Fund; and Wanger U.S. Smaller Companies Fund

(continued on next page)

The date of this prospectus is April 29, 2005.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You may purchase a Certificate if any Covered Person has not attained age 86 before we receive your application. You may not purchase a tax-qualified Certificate if any Covered Person has attained age 76 before we receive your application (age 86 applies to Roth IRAs).

The purchase of a Certificate involves certain risks. Investment performance of the Sub-accounts may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Certificate Value for amounts allocated to the Sub-accounts. In addition, benefits based on the Fixed Account may be subject to a market value adjustment. As a result, withdrawal benefits, death benefits, settlement values, transfers to Eligible Funds, or periodic income payments may be adjusted upward or downward.

We may offer other certificates through the Separate Account with different features, fees and charges, and other Sub-accounts, which may invest in different or additional mutual funds. Those certificates are described in separate prospectuses and statements of additional information. You may obtain information concerning the eligibility for and the availability of the other certificates by asking your agent.

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This prospectus contains important information about the Certificates you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at P.O. Box 9133, Wellesley Hills, MA 02481, by calling (800) 367-3653, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 48 of this prospectus.

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TABLE OF CONTENTS

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DEFINITIONS	4
SUMMARY OF CERTIFICATE FEATURES	5
FEE TABLE	6
EXAMPLES	8
CONDENSED FINANCIAL INFORMATION	9
SUN LIFE (U.S.) AND THE VARIABLE ACCOUNT	12
PURCHASE PAYMENTS, PREMIUM CREDITS AND APPLICATIONS	12
Premium Credits	13
INVESTMENTS OF THE VARIABLE ACCOUNT	13
Allocations of Purchase Payments	13
Eligible Funds	13
Transfer of Variable Account Value	17
Frequent Transfers	17
Substitution of Eligible Funds and Other Variable Account Changes	18
DEDUCTIONS	19
Deductions for Certificate Maintenance Charge	19
Deductions for Mortality and Expense Risk Charge	20
Deductions for Distribution Charge	20
Deductions for Surrender Charge	20
Deductions for Death Benefit Options	21
Deductions for Transfers of Variable Account Value	21
Deductions for Premium Taxes	21
Deductions for Income Taxes	21
Total Variable Account Expenses	22
Certificate Value Deductions	22
OTHER SERVICES	22
THE CERTIFICATES	25
Variable Account Value	25
Valuation Periods	25
Net Investment Factor	25
Modification of the Certificate	26
Right to Revoke	26
DEATH PROVISIONS	26
Death of a Covered Person	26
Standard Death Benefit	29
Optional Death Benefits	29
Death Benefit During the Spousal Continuation Period	32
Systematic Withdrawal and Systematic Investment Programs	33
Payment of Death Benefit	34
CERTIFICATE OWNERSHIP	34
ASSIGNMENT	34
PARTIAL WITHDRAWALS AND SURRENDER	34
ANNUITY PROVISIONS	35
Annuity Benefits	35
Annuity Option and Income Date	35
Annuity Options	36
Variable Annuity Payment Values	38
Proof of Age, Sex, and Survival of Annuitant	39
SUSPENSION OF PAYMENTS	39
TAX STATUS	39
Introduction	39
Taxation of Annuities in General	40
Qualified Plans	43
Tax-Sheltered Annuities	43
Individual Retirement Annuities	44
Corporate Pension and Profit-Sharing Plans	44
Deferred Compensation Plans with Respect to Service for State and Local Governments	44
Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities	44
Annuity Purchases by Nonresident Aliens	45
VARIABLE ACCOUNT VOTING PRIVILEGES	45
SALES OF THE CERTIFICATES	45
PERFORMANCE INFORMATION	46
LEGAL PROCEEDINGS	48
INQUIRIES BY CERTIFICATE OWNERS	48
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION	48
APPENDIX A-THE FIXED ACCOUNT (ALSO KNOWN AS THE MODIFIED GUARANTEED ANNUITY ACCOUNT)	49
APPENDIX B-TELEPHONE INSTRUCTIONS	53
APPENDIX C-SYSTEMATIC WITHDRAWAL PROGRAM	54

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DEFINITIONS

Accumulation Unit: A unit of measurement that we use to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Attained Age: The age of an individual, in years, as of their last birthday.

Benefit Base Amount: The amount used to calculate the charge you pay for an optional death benefit. It is equal to the death benefit under the optional benefit on the relevant Certificate Anniversary.

Certificate Anniversary: Each anniversary of the Certificate Date.

Certificate Date: The date the Certificate becomes effective which is the date when we receive your completed application and initial purchase payment.

Certificate Owner ("you"): The person(s) having the privileges of ownership defined in the Certificate.

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value under your Certificate at a given time.

Certificate Withdrawal Value: The Certificate Value, increased or decreased by a market value adjustment that applies to any Fixed Account Value, less any premium taxes, certificate maintenance charge and surrender charge.

Certificate Year: Each 12-month period beginning on the Certificate Date and each Certificate Anniversary thereafter.

Company ("we", "us", "our", "Sun Life (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

Covered Person: The person(s) identified in the Certificate whose death may result in an adjustment of Certificate Value, payment of a death benefit, a waiver of any surrender charges and a waiver of any market value adjustment or whose medical stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the surrender charge.

Designated Beneficiary: The person designated to receive any death benefits under the Certificate.

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account to which purchase payments or Certificate Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under your Certificate prior to the Income Date.

Guarantee Period Anniversary: An anniversary of a Guarantee Period's Start Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period that begins on the Start Date. Later Guarantee Period Months begin on the same day in the following months.

Guarantee Period Year: The 12-month period which begins on the Start Date. Guarantee Period Years thereafter begin on each Guarantee Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as:

(1)	it is not totally surrendered,

(2)	the Certificate Value under a Certificate does not go to zero on a Certificate Anniversary, and

(3)	there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Net Asset Value: The difference between the value of assets and the amount of liabilities.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Premium Credit: A Premium Credit is the amount we add to your Certificate Value with each purchase payment. It is not considered a "purchase payment" under the Certificate.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code ("Code") or a deferred compensation plan for a state and local government or another tax exempt organization under Section 457 of the Code.

Start Date: The date money is first allocated to a Guarantee Period of the Fixed Account.

Variable Account: Keyport Variable Account A, which is a separate investment account of the Company into which purchase payments under the Certificates may be allocated. The Variable Account is divided into Sub-accounts, each of which invests in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under your Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our office.

SUMMARY OF CERTIFICATE FEATURES

This summary does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements that differ from the information in this prospectus are described in supplements to this prospectus or in endorsements to the Certificate.

Purchase of the Certificate

You may make multiple purchase payments (except in Oregon). The minimum initial payment for both qualified and nonqualified certificates is $10,000. (See "Purchase Payments and Applications".)

Investment Choices

You can allocate and reallocate your investment among the Sub-accounts, which in turn invest in the following Eligible Funds:

AIM Variable Insurance Funds, Inc. ("AIM Insurance Funds")
  AIM V.I. Capital Appreciation Fund ("AIM Capital Appreciation")
  AIM V.I. International Growth Fund ("AIM International Growth")
  AIM V.I. Premier Equity Fund ("AIM Premier Equity")

AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein Series Fund")
  AllianceBernstein Growth & Income Portfolio ("AllianceBernstein Growth & Income")
  AllianceBernstein Large Cap Growth Portfolio ("AllianceBernstein Large Cap Growth")
  AllianceBernstein Global Technology Portfolio ("AllianceBernstein Global Technology")
  AllianceBernstein Worldwide Privatization Portfolio ("AllianceBernstein Worldwide Privatization")

Liberty Variable Investment Trust ("Liberty Trust")
  Columbia High Yield Fund, Variable Series ("Columbia High Yield ")
  Colonial Strategic Income Fund, Variable Series ("Colonial Strategic Income")
  Liberty Growth & Income Fund, Variable Series ("Liberty Growth & Income")
  Liberty Select Value Fund, Variable Series ("Liberty Select Value")
  Liberty S&P 500 Index Fund, Variable Series ("Liberty S&P 500 Index")

MFS Variable Insurance Trust ("MFS Trust")
  Emerging Growth Series ("MFS Emerging Growth")
  Investors Growth Stock Series ("MFS Investors Growth Stock")
  Investors Trust Series ("MFS Investors Trust")
  New Discovery Series ("MFS New Discovery")

Rydex Variable Trust ("Rydex Trust")
  OTC Fund ("Rydex OTC")

SteinRoe Variable Investment Trust ("SteinRoe Trust")
  Liberty Federal Securities Fund, Variable Series ("Liberty Federal Securities")
  Liberty Asset Allocation Fund, Variable Series ("Liberty Asset Allocation")
  Columbia Large Cap Growth Fund, Variable Series ("Columbia Large Cap Growth")
  Liberty Money Market Fund, Variable Series ("Liberty Money Market")

Variable Insurance Products Fund ("Fidelity VIP Fund")
  Equity Income Portfolio ("Fidelity VIP Equity Income")

Variable Insurance Products Funds ("Fidelity VIP Funds")
  Dynamic Capital Appreciation Portfolio ("Fidelity VIP Dynamic Capital Appreciation")
  Growth Opportunities Portfolio ("Fidelity VIP Growth Opportunities")

Wanger Advisors Trust ("Wanger Trust")
  Wanger International Select Fund ("Wanger International Select")
  Wanger International Small Cap Fund ("Wanger International Small Cap")
  Wanger Select Fund ("Wanger Select")
  Wanger U.S. Smaller Companies Fund ("Wanger U.S. Smaller Companies")

Fees and Charges

Please see "Fee Table", "Explanation of Fee Table and Examples" and "Deductions".

Federal Income Taxes

You will not pay federal income taxes on an increase in the value of your Certificate until you make a withdrawal, such as a lump sum payment, annuity payment, gift or assignment. Some withdrawals may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Right to Revoke

Generally, you may revoke the Certificate by returning it to us within 15 days after you receive it. For most states, we will refund your Certificate Value as of the date we receive the returned Certificate. You will bear the investment risk during the revocation period. In other states, we will return purchase payments. You are not entitled to keep the Premium Credit if you revoke the Certificate under this provision. (See "Right to Revoke".)

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Certificate. The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender the Certificate, or transfer cash value between investment options. State premium taxes may also be deducted.

Certificate Owner Transaction Expenses
Sales Load Imposed on Purchases
(as a percentage of purchase payments):	0%

Maximum Surrender Charge
(as a percentage of purchase payments):	8%*
Maximum Charge Per Transfer (Currently $0):	$25**

Premium Taxes
(as a percentage of Certificate Value or total purchase payments):	0%-3.5%***

*We will let you choose from one or more of three different Premium Credit rates: 3%; 4%; and 5%. Each rate has a different surrender charge schedule:
Completed years since purchase payment	3% Premium Credit	4% Premium Credit	5% Premium Credit

Up to 1	8%	8%	8%
2	8%	8%	8%
3	8%	8%	8%
4	7%	7%	7%
5	6%	6%	6%
6	5%	5%	5%
7	4%	4%	4%
8	0%	3%	3%
9	0%	0%	2%
10	0%	0%	0%

Surrender charges are deducted only if you make a partial withdrawal or totally surrender the Certificate. You will not incur a surrender charge: (1) in the first Certificate Year where you withdraw an aggregate amount up to the Certificate's earnings (earnings equal the Certificate Value at time of withdrawal less purchase payments not previously withdrawn); (2) in the second and later Certificate Years where you withdraw (a) earnings, and (b) an amount up to 10% of the Certificate Value as of the preceding Certificate Anniversary, less earnings.

** Applicable to each transfer after the first twelve transfers in each Certificate Year. We are currently waiving this fee. We reserve the right to impose a transfer fee after we notify you. See "Deductions for Transfers of Variable Account Value."

*** The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Deductions for Premium Taxes."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including Eligible Fund fees and expenses.
Annual Certificate Maintenance Charge:	$36*

*This maintenance charge will be waived before the Income Date if: (1) it is the first Certificate Anniversary; (2) the Certificate Value is at least $50,000 on the date the charge is imposed; or (3) in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals. This waiver will be determined annually. See "Deductions for Certificate Maintenance Charge."

Variable Account Annual Expenses

(as a percentage of average net assets)
Mortality and Expense Risk Charge:	1.25%
Distribution Charge:	.15%

Total Variable Account Annual Expenses:	1.40%

Charges for Optional Features1
(deducted from Certificate Value)

Option 1: High Anniversary Value

Charge for Option 1:	.15%
(as a percentage of this option's "benefit base amount", as described in "Optional Death Benefits")

Option 2: Leveraged Earnings Option
Charge for Option 2:	.15%
(as a percentage of this option's "benefit base amount", as described in "Optional Death Benefits")

______________________________________________________________________

1You may choose one but not both optional features.

The next table shows the minimum and maximum total operating expenses charge by the Eligible Funds that you may pay periodically during the time that you own the Certificate. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Eligible Fund.
Total Annual Eligible Fund Operating Expenses	Minimum	Maximum
(as a percentage of average daily net assets)

Expenses that are deducted from Eligible Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.57%	2.06%1

1The expenses shown do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Eligible Funds have agreed to reduce their fees and/or reimburse the Eligible Funds' expenses in order to keep the Eligible Funds' expenses below specified limits. The expenses of four Eligible Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2006. Ten Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Operating Expenses for all Eligible Funds after all fee reductions and expense reimbursements are taken into consideration are 0.57% and 1.90% respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund's prospectus.

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE ELIGIBLE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Certificate Owner transaction expenses, Certificate fees, Variable Account annual expenses, Eligible Fund fees and expenses and the cost of optional death benefit 2.

The Examples assume that you invest $10,000 in the Certificate for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the Eligible Funds and the cost of optional death benefit 2. Optional Death Benefit 2 was used in these examples because, under the assumptions given, it results in higher expenses. However, under other assumptions, Option 1 might result in higher expenses. In addition, the Examples assume no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. The Examples also do not take into consideration any fee waiver or expense reimbursement arrangements of the Eligible Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,180	$1,943	$2,722	$5,141

(2) If you annuitize your Certificate OR if you do not surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$380	$1,230	$2,189	$5,141

The Examples do not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted from Certificate Value upon full surrender, death or annuitization. The Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Certificate.

The Fee Table and Examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the Examples are not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "Fund Management" in the prospectus for AIM Insurance Funds, "Management of the Portfolios" in the prospectus the AllianceBernstein Series Fund, "Operating Expenses" in the prospectus for Fidelity Portfolios, "Trust Management Organizations" in the prospectus for Liberty Trust, "Expense Summary" in the prospectus for MFS Trust, "Management of the Fund" in the prospectus for Rydex Trust, and "Trust Management Organizations" in the prospectuses for SteinRoe Trust and Wanger Trust.

CONDENSED FINANCIAL INFORMATION
	Accumulation Unit Values*

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-account	of Year**	of Year	of Year	Year

AIM Capital Appreciation	$10.019	$10.535	92,789	2004
	7.843	10.019	78,300	2003
	10.514	7.843	83,407	2002
	12.303	10.514	85,420	2001

AIM International Growth	8.855	10.829	210,825	2004
	6.957	8.855	225,878	2003
	8.366	6.957	247,020	2002
	9.791	8.366	230,872	2001

AIM Premier Equity	6.941	7.240	150,469	2004
	5.627	6.941	127,000	2003
	8.818	5.627	153,184	2002
	9.083	8.818	137,069	2001

AllianceBernstein Growth and Income	10.567	11.590	265,159	2004
	8.106	10.567	259,917	2003
	10.574	8.106	219,837	2002
	10.944	10.574	385,305	2001

AllianceBernstein Large Cap Growth	6.375	6.811	110,038	2004
	5.240	6.375	113,102	2003
	7.683	5.240	98,485	2002
	8.631	7.683	83,009	2001

AllianceBernstein Global Technology	6.894	7.145	48,790	2004
	4.862	6.894	43,236	2003
	8.472	4.862	31,726	2002
	10.083	8.472	26,440	2001

AllianceBernstein Worldwide Privatization	8.991	10.992	23,143	2004
	6.372	8.991	20,366	2003
	6.749	6.372	17,561	2002
	7.904	6.749	17,652	2001

Fidelity VIP Dynamic Capital Appreciation	10.487	10.474	13,080	2004
	8.513	10.487	8,296	2003
	9.338	8.513	3,467	2002
	10.000	9.338	8,630	2001

Fidelity VIP Equity-Income	10.537	11.558	347,092	2004
	8.217	10.537	306,710	2003
	10.057	8.217	248,818	2002
	10.596	10.057	181,813	2001

Fidelity VIP Growth Opportunities	6.885	7.258	172,666	2004
	5.395	6.885	165,183	2003
	7.015	5.395	135.538	2002
	7.544	7.015	92,884	2001

Columbia High Yield	9.169	9.680	212,475	2004
	8.045	9.169	300,325	2003
	8.477	8.045	204,205	2002
	9.489	8.477	64,606	2001

Colonial Strategic Income	17.910	19.402	324,562	2004
	15.352	17.910	354,726	2003
	14.387	15.352	298,014	2002
	14.682	14.387	176,173	2001

Liberty Growth & Income	24.683	27.617	109,929	2004
	20.916	24.683	112,169	2003
	27.211	20.916	103,960	2002
	27.553	27.211	85,468	2001

Liberty S&P 500 Index	7.418	8.055	547,076	2004
	5.891	7.418	543,398	2003
	7.732	5.891	450,583	2002
	8.400	7.732	310,719	2001

Liberty Select Value	11.824	13.447	207,611	2004
	9.408	11.824	213,186	2003
	10.744	9.408	210,702	2002
	10.757	10.744	127,905	2001

Newport Tiger***	10.399	11.868	17,844	2004
	7.262	10.399	14,346	2003
	8.948	7.262	8.541	2002
	10.612	8.948	537	2001

MFS Emerging Growth	11.676	12.979	20,540	2004
	9.112	11.676	23,003	2003
	13.969	9.112	20,028	2002
	16.914	13.969	21,337	2001

MFS Investors Growth Stock	5.619	6.039	127,105	2004
	4.647	5.619	137,766	2003
	6.519	4.647	71,894	2002
	7.719	6.519	41,482	2001

MFS Investors Trust	7.480	8.197	129,244	2004
	6.226	7.480	130,545	2003
	8.007	6.226	162,522	2002
	9.074	8.007	97,105	2001

MFS New Discovery	7.532	7.888	30,537	2004
	5.724	7.532	28,693	2003
	8.510	5.724	41,557	2002
	8.784	8.510	13,732	2001

Rydex OTC	3.220	3.473	13,671	2004
	2.246	3.220	16,865	2003
	3.724	2.246	17,321	2002
	4.704	3.724	12,672	2001

Liberty Federal Securities	23.502	24.085	343,034	2004
	23.291	23.502	378,444	2003
	21.551	23.291	413,277	2002
	20.780	21.551	253,340	2001

Liberty Asset Allocation	27.084	29.327	125,225	2004
	22.830	27.084	12,939	2003
	26.290	22.830	168,585	2002
	28.199	26.290	247,819	2001

Columbia Large Cap Growth	32.996	31.840	22,002	2004
	26.756	32.996	27,117	2003
	38.908	26.756	32,700	2002
	47.162	38.908	33,389	2001

Liberty Money Market	15.640	15.559	463,846	2004
	15.750	15.640	539,197	2003
	15.774	15.750	678,814	2002
	15.544	15.774	309,137	2001

Wanger International Select	8.165	10.012	38,220	2004
	5.862	8.165	30,636	2003
	7.017	5.862	37,835	2002
	8.817	7.017	17,032	2001

Wanger International Small Cap	8.662	11.128	125,043	2004
	5.900	8.662	132,067	2003
	6.944	5.900	198,069	2002
	8.668	6.944	103,462	2001

Wanger Select	13.131	15.450	237,676	2004
	10.185	13.131	184,191	2003
	11.180	10.185	56,673	2002
	10.278	11.180	42,638	2001

Wanger U.S. Smaller Companies	13.417	15.657	340,002	2004
	9.499	13.417	361,795	2003
	11.578	9.499	279,109	2002
	10.552	11.578	178,310	2001

* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

** Each value for 2001 is as of March 3, 2001 which is the date the Eligible Fund Sub-account first became available.

***Newport Tiger is no longer available for investment.

The full financial statements for the Variable Account and Sun Life Assurance Company of Canada (U.S.) are in the Statement of Additional Information.

SUN LIFE (U.S.) AND THE VARIABLE ACCOUNT

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

The Variable Account was established by Keyport Life Insurance Company ("Keyport"), a predecessor of Sun Life (U.S.), on January 30, 1996, pursuant to the provisions of Rhode Island law, as a segregated investment account. On December 31, 2003, Keyport was merged with and into Sun Life (U.S.). The Variable Account survived the merger intact. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Certificates are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS, PREMIUM CREDITS AND APPLICATIONS

The initial purchase payment is due on the Certificate Date. The minimum initial purchase payment for both qualified and nonqualified Certificates is $10,000. You may make additional purchase payments. We reserve the right to limit each purchase payment to at least $1,000. For payments made under the systematic investment program, we reserve the right to limit each payment to $50. We may reject any purchase payment or any application.

If your application for a Certificate is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment and the Premium Credit to the Variable Account within two business days of receipt. If your application is incomplete, we will notify you and try to complete it within five business days. At the end of this period, if your application is not complete, we will inform you of the reason for the delay. We will immediately return your purchase payment at that time unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, we will apply the purchase payment and the Premium Credit within two business days of its completion. Additional purchase payments are allocated to a Certificate based on the applicable Sub-account Accumulation Unit Value(s) next determined after we receive it.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error. You may contact our Client Service Department at (800) 367-3653. If you fail to notify us within 60 days, we will not assume responsibility for correcting the error.

We will permit others to act on your behalf in certain instances, including:
o	we will accept an application for a Certificate signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.

o

we will issue a Certificate to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you for that Certificate.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Certificate. We will send you the Certificate and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the letter or a Certificate delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Certificate relates only to amounts so confirmed.

Premium Credits

You will receive Premium Credits for both initial purchase payments and subsequent purchase payments. We will let you choose from one or more of three different Premium Credit rates: 3%, 4% or 5% of each purchase payment. The higher Premium Credit rates have a longer Surrender Charge period. You select the Premium Credit rate when you purchase your Certificate, and you cannot thereafter change your selection. The expense charges for this annuity may be higher than the expense charges for annuities that do not offer Premium Credits. We expect to recoup the cost of paying Premium Credits through collections of the surrender charges on the Certificate (which are contingent), as well as our legitimate profits on this and other contracts Sun Life (U.S.) offers. In some circumstances - for example, if you surrender your Certificate while the Surrender Charge still applies to a substantial proportion of your purchase payments - your net proceeds may be lower than if you had purchased one of our other annuities that does not offer Premium Credits. Likewise, over time the amount of the Premium Credits may be offset by higher expenses.

If you return the Certificate to us under the Right to Revoke provisions, we will recapture the Premium Credit. In states that require us to return your purchase payment, you will receive your purchase payment without any Premium Credit. In other states, we will return your purchase payment adjusted for either positive or negative investment experience, without consideration of the Premium Credit.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest your purchase payments and Premium Credits in the Sub-accounts you have chosen. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account or must specify the asset allocation model you select. (See "Other Services, The Programs".) The percentage for each Sub-account, if not zero, must be at least 5% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person has given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains shares of one of the Eligible Funds. Such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The current Eligible Funds are the separate funds listed within the AIM Insurance Funds, AllianceBernstein Series Fund, Fidelity Portfolios, Liberty Trust, MFS Trust, Rydex Trust, SteinRoe Trust and Wanger Trust. Sun Life (U.S.) and the Variable Account may enter into agreements with other mutual funds to make them available as Eligible Funds under certain Certificates.

We do not promise that the Eligible Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow, decline, or grow less in value than you expect, depending on the investment performance of the Eligible Funds in which the Sub-accounts invest. You bear the investment risk that those Eligible Funds possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-accounts.

Some of the Eligible Funds are funding vehicles for other variable annuity contracts and variable life insurance policies offered by our separate accounts. The Eligible Funds are also available for the separate accounts of insurance companies affiliated and unaffiliated with us. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Funds' prospectuses under the following captions: AIM Insurance Funds - "Purchase and Redemption of Shares"; AllianceBernstein Series Fund - "Purchase and Sale of Shares"; Fidelity Portfolios - "Buying and Selling Shares"; Liberty Trust - "Mixed and Shared Funding"; MFS Trust - "Other Information - Potential Conflicts"; Rydex Trust - "Purchasing and Redeeming Shares"; SteinRoe Trust - "Mixed and Shared Funding"; and Wanger Trust - "Mixed and Shared Funding".

AIM Advisors Inc. ("AIM") serves as the investment adviser to each of the Eligible Funds of AIM Insurance Funds.

Alliance Capital Management L.P. is the investment adviser for the Eligible Funds of AllianceBernstein Series Fund.

Fidelity Management & Research Company ("FMR") is the manager of the Eligible Funds of Fidelity Portfolios. Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity Investments Japan Limited are sub-advisers for Fidelity Dynamic Capital Appreciation and Fidelity VIP Growth Opportunities.

Columbia Management Advisers, Inc. ("Columbia") is the investment adviser for the Eligible Funds of Liberty Trust and SteinRoe Trust. State Street Global Advisers is the sub-adviser for Liberty S&P 500 Index.

Columbia Wanger Asset Management, L.P. ("CWAM") is the investment adviser for each Eligible Fund of Wanger Trust.

Massachusetts Financial Services Company ("MFS"), an affiliate, is the investment adviser for the Eligible Funds of MFS Trust.

PADCO Advisors II, Inc. is the investment adviser for Rydex OTC.

You should read the current prospectuses for the Eligible Funds for more details and complete information. The prospectuses are available, at no charge, from an agent or by writing to us at P.O. Box 9133, Wellesley Hills, MA 02481or by calling (800) 367-3653.

We have briefly described the Eligible Funds and the objectives they seek to achieve below.
Eligible Funds of AIM Insurance Funds
and Variable Account Sub-accounts	Investment Objective

AIM Capital Appreciation	Capital appreciation through investments in
(AIM Capital Appreciation Sub-account)	common stocks, with emphasis on medium-
sized and smaller emerging growth companies.

AIM International Growth	Long-term growth of capital by investing in
(AIM International Growth Sub-Account)	international equity securities, the issuers of
which are considered by AIM to have strong
earnings momentum.

AIM Premier Equity	Long-term growth of capital by investing
(AIM Premier Equity Sub-account)	primarily in equity securities judged by AIM
to be undervalued relative to the current or
projected earnings of the companies
issuing the securities, or relative current
market value of assets owned by the
companies issuing the securities or relative
to the equity markets in general. Income is
a secondary objective.

Eligible Funds of AllianceBernstein Series Fund
and Variable Account Sub-accounts	Investment Objective

AllianceBernstein Growth and Income	Balance the objectives of current income and
(AllianceBernstein Growth and Income Sub-account)	opportunities for appreciation through
investments primarily in dividend-paying
common stocks of good quality.

AllianceBernstein Large Cap Growth	Growth of capital rather than current income.
(AllianceBernstein Large Cap Growth Sub-account)

AllianceBernstein Global Technology	Growth of capital through investment in
(AllianceBernstein Global Technology Sub-account)	companies expected to benefit from advances
in technology.

AllianceBernstein Worldwide Privatization	Long-term capital appreciation.
(AllianceBernstein Worldwide Privatization Sub-account)

Eligible Funds of Fidelity Variable Insurance Products
Funds and Variable Account Sub-accounts	Investment Objective

Fidelity VIP Dynamic Capital Appreciation	Seeks capital appreciation.
(Fidelity VIP Dynamic Capital Appreciation Sub-account)

Fidelity VIP Equity Income	Seeks reasonable income. The fund will also
(Fidelity VIP Equity Income Sub-account)	consider the potential for capital appreciation.
The fund's goal is to achieve a yield which
exceeds the composite yield on the securities
comprising the Standard & Poor's 500SM Index.

Fidelity VIP Growth Opportunities	Seeks to provide capital growth.
(Fidelity VIP Growth Opportunities Sub-account)

Eligible Funds of Liberty Trust
and Variable Account Sub-accounts	Investment Objective

Columbia High Yield	High level of current income by investing
(Columbia High Yield Sub-account)	primarily in lower-rated fixed income
securities. Capital appreciation is a secondary
objective when consistent with the objective of
high current income.

Colonial Strategic Income	A high level of current income, as is consistent
(Colonial Strategic Income Sub-account)	with prudent risk and maximizing total return,
by diversifying investments primarily in U.S.
and foreign government and high yield, high
risk corporate debt securities.

Liberty Growth & Income	Long-term growth and income by investing
(Liberty Growth & Income Sub-account)	primarily in large capitalization equity
securities.

Liberty S&P 500 Index	Seeks capital appreciation by matching the
(Liberty S&P 500 Index Sub-account)	performance of a benchmark index that
measures the returns of stocks of large
U.S. companies.

Liberty Select Value	Long-term growth.
(Liberty Select Value Sub-account)

Eligible Funds of the MFS Trust
and Variable Account Sub-accounts	Investment Objective

MFS Emerging Growth	Long-term growth of capital.
(MFS Emerging Growth Sub-account)

MFS Investors Growth Stock	Long-term growth of capital and future income
(MFS Investors Growth Stock Sub-account)	rather than current income.

MFS Investors Trust	Long- term growth of capital and secondarily
(MFS Investors Trust Sub-account)	to provide reasonable current income.

MFS New Discovery	Capital appreciation.
(MFS New Discovery Sub-account)

Eligible Portfolios of the Rydex Trust
and Variable Account Sub-accounts	Investment Objective

Rydex OTC	Investment results that correspond to a
(Rydex OTC Sub-account)	benchmark for over-the-counter securities.
The Fund's current benchmark is the
NASDAQ 100 Index.

Eligible Funds of SteinRoe Trust
and Variable Account Sub-accounts	Investment Objective

Liberty Federal Securities	Highest possible level of current income
(Liberty Federal Securities Sub-account)	consistent with safety of principal and
maintenance of liquidity through investment
primarily in mortgage-backed securities.

Liberty Asset Allocation	High total investment return through
(Liberty Asset Allocation)	investment in a changing mix of securities.

Columbia Large Cap Growth	Long-term growth of capital through
(Columbia Large Cap Growth Sub-account)	investment primarily in common stocks.

Liberty Money Market	High current income from short-term money
(Liberty Money Market Sub-account)	market instruments while emphasizing
preservation of capital and maintaining
excellent liquidity.

Eligible Funds of Wanger Trust
and Variable Account Sub-accounts	Investment Objective

Wanger International Select	Long-term growth of capital.
(Wanger International Select Sub-account)

Wanger International Small Cap	Long-term growth of capital.
(Wanger International Small Cap Sub-account)

Wanger Select	Long-term growth of capital.
(Wanger Select Sub-account)

Wanger U.S. Smaller Companies	Long-term growth of capital.
(Wanger U.S. Smaller Companies Sub-account)

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any written requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Currently, we do not charge a transfer fee. We reserve the right to charge a fee if you make more than 12 transfers in any Certificate Year. We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. The fee will not exceed $25 per transfer.

Frequent Transfers

The Certificates are not designed for frequent transfer activity. If you wish to employ such strategies, do not purchase a Certificate. Transfer limitations and other restrictions described below, are subject to our ability to monitor transfer activity. Some Certificate Owners and their third party intermediaries engaging in frequent transfer activity may employ a variety of strategies to avoid detection. Despite our efforts to prevent frequent transfer activity, there is no assurance that we will be able to identify such Certificate Owners or intermediaries or curtail their transfer activity.

A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

     Limitations on Transfers

We discourage frequent transfers of Certificate Value among the Sub-accounts. Accordingly, we have established the following policies and procedures to limit the number and frequency of transfers:
o	we impose a transfer limit of one transfer every 30 days, or such other period as we may permit with notification of the change to all Certificate Owners prior to its effectiveness, and

o

we limit each transfer to a maximum of $2,000,000, or such greater amount as we may permit with notification of the change to all Certificate Owners prior to its effectiveness. We treat all transfer requests for a Certificate made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the maximum limitation. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers.

If we have executed a transfer with respect to your Certificate as part of a multiple transfer request, we will not execute another transfer request for your Certificate for 30 days. Transactions pursuant to optional investment-related programs, such as dollar cost averaging and portfolio rebalancing, are not considered in the application of these limits.

By applying these limitations, we intend to protect the interests of all Certificate Owners invested in the Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may adversely affect the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs which all Certificate Owners must indirectly bear.

Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Certificate Value being lower than it would have been if you had been able to make the transfer.

     Waiver of Transfer Limitations

In certain limited situations, we may accommodate transfers more frequent than one every 30 days. Therefore, we reserve the right to waive transfer limitations, where permitted by law and not adverse to the interests of the relevant Eligible Fund and other shareholders, in the following instances:
o	when a new broker of record is designated for the Certificate;
o	when the Certificate Owner changes;
o	when control of the Certificate passes to the designated beneficiary upon death of the Owner or Annuitant;
o	when necessary in our view to avoid hardship to a Certificate Owner; or
o	when Eligible Funds are dissolved or merged or substituted.

We reserve the right to change these limitations and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

If significant trading activity trading results as a consequence of waiving the transfer limitations, it could expose Contract Owners to certain risks. The significant trading activity could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the significant trading activity could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the limitations on transfers policy and the permitted waivers of that policy are applied uniformly, some Certificate Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of transfer policy could result in an unequal treatment of Certificate Owners by permitting some Certificate Owners to engage in frequent transfers while prohibiting others from doing the same.

     Fund Limitations on Transfers

In addition to our transfer limitations, some of the Eligible Funds reserve the right to refuse purchase or transfer requests from the Variable Account if, in the judgement of the Eligible Fund's investment adviser, the Eligible Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to be part of a frequent trading strategy known as short-term trading. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Eligible Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account, or further investment in the shares of an Eligible Fund is no longer appropriate under the Certificate, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in relation to the Variable Account and Eligible Funds:
o	to operate the Variable Account in any form permitted by law;

o	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

o	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

o	to add, combine or remove Sub-accounts in the Variable Account; and

o	to change how we assess charges, so long as we do not increase them above the current total amount charged to the Variable Account and the Eligible Funds in connection with your Certificate.

DEDUCTIONS

Deductions for Certificate Maintenance Charge

We charge an annual certificate maintenance charge of $36 per Certificate Year. This charge reimburses us for our expenses incurred in maintaining your Certificate. We will not raise the certificate maintenance charge.

Prior to the Income Date, we will deduct the certificate maintenance charge from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary. We will waive this charge before the Income Date if:
o	it is the first Certificate Anniversary;

o	the Certificate Value is at least $50,000 on the date we impose this charge, or

o

in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals. The waiver will be determined annually as of each Certificate Anniversary.

On the Income Date, we will subtract from the Variable Account Value a pro-rata portion of the charge due on the next Certificate Anniversary. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date.

Before and on the Income Date, we will deduct the certificate maintenance charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

After the Income Date, once annuity payments begin, we deduct the certificate maintenance charge only from variable annuity payments. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

We will waive the charge on and after the Income Date for the current year if:

o	you have selected variable annuity Option A; and

o	the present value of all of the remaining payments is at least $50,000 at the time of the first payment of the year.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee the standard death benefit described in "Death Provisions". We also assume an expense risk since the certificate maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses. We deduct this charge both before and after the Income Date.

We deduct a mortality and expense risk charge from each Sub-account as part of the calculation of Accumulation Unit Values and Annuity Unit Values for each Valuation Period. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account.

Deductions for Distribution Charge

We deduct a daily distribution charge from each Sub-account as part of the calculation of Accumulation Unit Values for each Valuation Period. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Certificates. We deduct this charge both before and after the Income Date.

We may decide not to deduct the charge from Sub-account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Surrender Charge

We do not deduct a sales charge from the Certificate when you purchase it. We may deduct such a charge if you make a withdrawal from your Certificate.

To determine whether we will deduct a surrender charge on a withdrawal, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Certificate Value over time. This allows us to determine if a charge is due with respect to a withdrawal.

You may make partial withdrawals during the Accumulation Period without incurring a surrender charge. During the first Certificate Year, you may withdraw an amount up to 10% of purchase payments, but only if such withdrawals are through the Systematic Withdrawal Program. (See "Systematic Withdrawal Program" on page 24.) Beginning with the second Certificate Year, you may withdraw up to an amount equal to 10% of the Certificate Value on the prior Certificate Anniversary.

In each Certificate Year, we will deduct a surrender charge with respect to the portion of your withdrawals in excess of these "free withdrawal amounts" that is attributable to purchase payments.

The amount of the surrender charge will depend on the Premium Credit percentage you have selected and the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each purchase payment you make. The applicable percentages for each year in which you may incur a surrender charge are as follows:
Certificate years since purchase payment	3% Premium Credit	4% Premium Credit	5% Premium Credit

Up to 1	8%	8%	8%
2	8%	8%	8%
3	8%	8%	8%
4	7%	7%	7%
5	6%	6%	6%
6	5%	5%	5%
7	4%	4%	4%
8	0%	3%	3%
9	0%	0%	2%
10	0%	0%	0%

We calculate the surrender charge by applying the total amount to be withdrawn against the purchase payments not previously withdrawn, beginning with the oldest purchase payment first, and multiplying by the applicable surrender charge percentages, except that the applicable surrender charge percentage that will apply to any "free withdrawal amount" in the current Certificate Year shall be 0%. We will deduct the surrender charges from the Sub-accounts and the Fixed Account in the same manner as we deduct the amount you withdraw. (See "Partial Withdrawals and Surrender".)

The surrender charge is used to cover the expenses of selling the Certificate, including the cost of sales literature and compensation paid to selling dealers. Selling dealers may receive up to 7.00% of purchase payments. (See "Sales of the Certificates".) We pay any expenses not covered by the surrender charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

We will waive the surrender charge in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement to the Certificate relating to such confinement.

We may reduce or change any surrender charge percentage to 0% under a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Death Benefit Options

In addition to the standard death benefit, we offer two different death benefit options which increase the standard death benefit. These options are described in the section entitled "Optional Death Benefits". You may elect either Option 1 or Option 2, or elect neither.

We deduct the charge for Optional Death Benefits on each Certificate Anniversary while the Certificate remains in effect until the Income Date. The charge for either option, on an annual basis, is equal to .15% of the applicable "benefit base". The benefit base under either option equals the death benefit amount for the youngest Covered Person, determined as described in the section entitled "Death Benefit Options". We multiply the benefit base at each Certificate Anniversary by .15% and the resulting dollar amount of the charge is deducted from the Certificate Value. (See the "Charge for the Optional Death Benefits" provisions for an explanation of how the benefit base and charge are calculated.)

As stated above, the death benefit option charge is a percentage of the applicable benefit base amount. The standard death benefit constitutes a portion of the benefit base amount. Since we charge for the standard death benefit as part of the mortality and expense risk charge, the options potentially charge again for the same benefit whenever the option's benefit base amount is greater than the standard death benefit. If, however, the charge base for the options did not include the standard death benefit, we would need to set the option charge higher than the applicable .15%.

Deductions for Transfers of Variable Account Value

Currently, we do not charge a transfer fee. However, the Certificate allows us to charge up to $25 for each transfer in excess of 12 per year that occurs outside of the optional investment related programs. We will notify you prior to the imposition of any fee.

Deductions for Premium Taxes

We deduct the amount of any premium taxes required by any state or governmental entity. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. The actual amount of any such premium taxes will depend, among other things, on the type of Certificate you purchase (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, and the insurance tax laws of such states. Currently such premium taxes range from 0% to 3.5% of either total purchase payments or Certificate Value.

Deductions for Income Taxes

We will deduct income taxes from any amount payable under the Certificate that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

Total Variable Account expenses you will incur will be the mortality and expense risk charge, the daily distribution charge, and, if applicable a tax charge factor. (See "Net Investment Factor".)

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions and expenses paid out of the assets of the Eligible Funds. The prospectus for the Eligible Fund describes these deductions and expenses.

Certificate Value Deductions

The certificate maintenance charge, surrender charge, the charge for the optional death benefits, transfer fee and premium taxes are each calculated independent of the other charges for purposes of determining the applicable charge amount and/or whether a charge waiver applies. Each charge amount is then deducted from the appropriate value under the Certificate.

OTHER SERVICES

The Programs. We offer the following optional investment-related programs under your Certificate, which are only available prior to the Income Date:
o	dollar cost averaging;

o	asset allocation;

o	systematic investment; and

o	systematic withdrawal.

A rebalancing program is available before and after the Income Date.

Under each program that uses transfers, we will never charge for the transfers between and among Sub-accounts and the Fixed Account. Each of the programs has its own requirements, as discussed below. We reserve the right to terminate any program and you may terminate your participation in any program at any time.

We impose no charge for participating in the asset allocation, dollar cost averaging, systematic investment, or systematic withdrawal programs.

If you have submitted a telephone authorization form, you may make certain changes by telephone. For those programs involving transfers, you may change instructions by telephone with regard to which Sub-account value or Fixed Account Value may be transferred. We describe the current conditions and procedures in Appendix B.

Dollar Cost Averaging Program. Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the Liberty Money Market Sub-account or the One-Year Guarantee Period Fixed Account option into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the Liberty Money Market Sub-account or the One-Year Guarantee Period Fixed Account option. We reserve the right to limit the number of Sub-accounts you may choose. Currently, there are no limits.

If you wish to participate in the program you must specify in writing whether you want the transfers to be made from the Liberty Money Market Sub-account or a specific One-Year Guarantee Period Fixed Account option. You must also tell us the monthly amount you want transferred (minimum $100) and the Sub-account(s) to which you want the transfers made. The first transfer will occur at the close of the valuation period designated by us that is within 30 days after we receive your request. Each subsequent periodic transfer will occur at the close of the same valuation period one month later. For example, if you select monthly transfers and the first transfer occurs on April 8, the second transfer will occur at the close of the valuation period that includes May 8. When the remaining value is less than the monthly transfer amount, we will transfer that remaining value and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments, or by transferring Certificate Value, to the Liberty Money Market Sub-account or to a designated One-Year Guarantee Period Fixed Account option.

You may change the monthly amount you want transferred, the Sub-account(s) to which you want transfers made, or end the program. The program will automatically end on the Income Date. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 4:00 PM Eastern Time of the business day before the next scheduled transfer in order for the new instructions to be in effect for that transfer. We establish conditions and procedures for telephone instructions for dollar cost averaging from time to time. The current conditions and procedures appear in Appendix B, and you will be notified prior to any changes.

We may from time to time offer a variation of the program described above that applies only to your initial purchase payment and that makes transfers to the Sub-account(s) you select from a One-Year Guarantee Period Fixed Account option that is only available with dollar cost averaging. This One-Year Guarantee Period Fixed Account option will have a higher interest rate than the regular One-Year Guarantee Period Fixed Account option. We may offer you a choice of the time period within which the transfers must be completed. We generally will offer a choice of 6 or 12 months.

We calculate the monthly transfer amount by dividing the amounts allocated to the One-Year Guarantee Period Fixed Account option by the number of months in the transfer time period. The last monthly transfer amount also includes all the interest credited to the One-Year Guarantee Period Fixed Account option over the transfer time period. You may not change the transfer time period and/or the monthly transfer amount.

Asset Allocation Program. You may create your own asset allocation portfolio model using the variable Sub-accounts and the Guarantee Periods of the Fixed Account. Your allocation percentages must total 100% and each allocation percentage, if not zero, must be at least 5% and a whole number.

Previously, you also could choose one of the following five asset allocation model portfolios for the Certificate that were separately developed by Ibbotson Associates:
o	Model A -- Capital Preservation,

o	Model B -- Income and Growth,

o	Model C -- Moderate Growth,

o	Model D -- Growth, and

o	Model E -- Aggressive Growth.

Sun Life (U.S.) has determined that Ibbotson Associates will no longer be periodically reviewing or changing the models for the asset allocation program and these models are no longer available for investment. If you previously elected one of the models developed by Ibbotson Associates, we will continue to automatically allocate your Purchase Payments and rebalance your Certificate Value on a quarterly basis among the Sub-accounts that are currently available in the model you chose, without further instruction, unless you advise us otherwise.

If you create your own asset allocation model, we will allocate your initial and subsequent purchase payments and Premium Credits among the specific Sub-accounts used in your model based on your model's Sub-account percentages.

Before requesting us to apply a model to your Certificate, you should review its Sub-account allocations to determine that they correspond to your risk tolerance and time horizons.

If you elect an asset allocation program we automatically rebalance your Purchase Payments among the Sub-accounts represented in the model you choose. We allocate your Purchase Payments and rebalance your Certificate Value on a quarterly basis in accordance with the model, without further instruction, unless you advise us otherwise. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you or whether you wish to change your percentage allocations.

The Fixed Account is not available in models A through E. You may, however, allocate subsequent purchase payments, or Certificate Value, between models A through E and the Fixed Account.

Rebalancing Program. Rebalancing allows you to maintain the percentage of your Certificate Value allocated to each Sub-account at a pre-set level. Over time, the variations in each Sub-account's investment results will shift the balance of your Certificate Value allocations. Under the rebalancing program, each period, if the allocations change from your desired percentages, we will automatically transfer your Certificate Value, including new purchase payments and Premium Credits (unless you tell us otherwise), back to the percentages you specify. Rebalancing maintains your percentage allocations among Sub-accounts, although it is accomplished by reducing your Certificate Value allocated to the better performing Sub-accounts.

You may choose to have rebalancing done on a quarterly basis. We will automatically rebalance the Certificate Value of each Sub-account on the last day of the calendar quarter to match your current percentage allocations. We will not charge a transfer fee for rebalancing.

Generally, you may change your allocation percentages, choice of Sub-accounts, or terminate the program at any time by notifying us in writing. We must receive your changes 10 days before the end of the calendar quarter.

Certificate Value allocated to the Fixed Account is not included in the rebalancing program. After the Income Date, the rebalancing program applies only to variable annuity payments, and we will rebalance the number of Annuity Units in each Sub-account. Annuity Units are used to calculate the amount of each annuity payment.

If your total Certificate Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of rebalancing. We may change, terminate, limit or suspend rebalancing at any time.

Systematic Investment Program. You may make purchase payments for Non-Qualified Certificates through monthly deductions from your bank account or payroll. You may elect this program by completing and returning a systematic investment program application and authorization form to us. You may obtain an application and authorization form from us or your sales representative. There is a current minimum of $50 per payment for the program.

Systematic Withdrawal Program. To the extent permitted by law, if you enroll in the systematic withdrawal program, we will make monthly, quarterly, semi-annual or annual distributions directly to you. We will treat such distributions for federal tax purposes as any other withdrawal or distribution of Certificate Value. We will also treat such distributions as partial withdrawals for all purposes under the Certificate, including the calculation of the amount you would receive if you revoke the Certificate under the "Right to Revoke" provision. You may make systematic withdrawals from any Sub-accounts or any Guarantee Period of the Fixed Account. However, any withdrawal from a Guarantee Period with an original length of three or more years may be subject to a market value adjustment (see Appendix A).

In each Certificate Year, your systematic withdrawals will not incur a surrender charge if the withdrawals do not exceed the "free withdrawal amounts" (see "Deductions for Surrender Charge"). The amount you may systematically withdraw without incurring a surrender charge is:
(a)	in the first Certificate Year, up to 10% of purchase payments, and

(b)	in the second or later Certificate Year, up to 10% of the Certificate Value as of the preceding Certificate Anniversary.

If you revoke the program in the first Certificate Year, any subsequent partial withdrawals during that Certificate Year will immediately become subject to a surrender charge.

Unless you specify the Sub-account(s) or the Fixed Account from which you want withdrawals made, or if the amount in a specified Sub-account is less than the predetermined amount, we will make withdrawals under the program in the manner specified for partial withdrawals in "Partial Withdrawals and Surrender". We will process all Sub-account withdrawals under the program by canceling Accumulation Units equal in value to the amount to be distributed to you and to the amount of any applicable surrender charge.

You may combine the program with all other programs except the systematic investment program.

It may not be advisable to participate in the systematic withdrawal program when making additional purchase payments under the Certificate, if you would incur a contingent deferred sales charge or receive taxable income as a result of the withdrawal. In either circumstance, it might be financially advantageous for you not to pay the purchase payment and forego the systematic withdrawal, thereby avoiding payment of the surrender charge or potential tax liability. However, if you own a Non-Qualified Certificate and are under age 59 1/2, terminating a systematic withdrawal program or skipping a payment may subject you to penalty tax.

Systematic withdrawals may have adverse federal income tax consequences and you should, therefore, consult with a qualified tax professional before electing this option.

Appendix C describes the systematic withdrawal program in greater detail, including the five payment types currently available.

THE CERTIFICATES

Variable Account Value

The Variable Account Value for your Certificate is based on the sum of your proportionate interest in the value of each Sub-account to which you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make, and the resulting Premium Credit, results in the credit of additional Accumulation Units to your Certificate and the appropriate Sub-account. Purchase payments and Premium Credits are credited to your Certificate using the Accumulation Unit value that is next calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment. We process transactions other than purchase payments using the Accumulation Unit value that is calculated at the end of the Valuation Period during which the transaction occurs.

Valuation Periods

We determine the value of the Variable Account each Valuation Period using the net asset value of the Eligible Fund shares. A Valuation Period is the period generally beginning at 4:00 P.M. (ET), or any other time for the close of trading on the New York Stock Exchange, and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When Eligible Fund shares were first purchased on behalf of a Sub-account, each Accumulation Unit was valued at a specified dollar amount. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:
(a)	is equal to:

	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus

	(ii)	the per share amount of any dividend or other distribution the Eligible Fund made if the record date of such distribution occurs during that same valuation period.

(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)	is equal to:

	(i)	the valuation period equivalent of the annual rate for the mortality and expense risk charge; plus

	(ii)	the valuation period equivalent of the annual rate for the distribution charge; plus

	(iii)	a charge factor established by us for any taxes resulting from the operations of that Sub-account (currently zero).

We may eliminate the daily distribution charge in (c)(ii) above for certain Certificates we issue in an internal exchange or transfer.

Modification of the Certificate

Only our President or Secretary may agree to alter the Certificate or waive any of its terms. A change may be made to the Certificate if there have been changes in applicable law or interpretation of law. Any changes will be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Certificate within 15 days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Certificate is returned within the period. We will treat the returned Certificate as if we never issued it and will refund either the Certificate Value or purchase payments, whichever is required by state law. In those states that require a return of Certificate Value, we will return your purchase payment, adjusted for either positive or negative investment experience, without consideration of the Premium Credit. Thus, the Premium Credit does not vest until the right to revoke period ends and we bear any investment loss, or retain any investment gain, produced by the Premium Credit. In states where we will refund your Certificate Value, you bear the investment risk with respect to your purchase payment during the period prior to our receiving your request for cancellation. You may ask us which standard applies to your state.

If we deliver your Certificate to you in California and you are age 60 or older, you may return the Certificate to us or to the agent from whom you purchased it. If you return the Certificate within 30 days after you received it, we will refund the Certificate Value.

DEATH PROVISIONS

Death of a Covered Person

This section describes who under different scenarios owns the Certificate after a death and what rights that Owner has, who will become the new Annuitant, if applicable, and when we calculate the death benefit. Your and the Designated Beneficiaries' rights in various scenarios are described below.

As explained in more detail below (except in certain states, see below), in general, upon the death of a Covered Person, the Designated Beneficiary may choose to surrender the Certificate for the death benefit or continue the Certificate for a specified period. In addition (except in certain states, see below), in certain circumstances if your spouse continues the Certificate upon your death, we will (a) if applicable, "top up" the value of the Certificate so that it equals the death benefit at your death, and (b) we will pay a death benefit under the Certificate at the death of your spouse.

Covered Persons are you, or any joint Certificate Owner(s), or the Annuitant. If there is a non-natural Certificate Owner, such as a trust, the Annuitant is the sole Covered Person. Upon the death of any Covered Person while the Certificate is In Force, the Designated Beneficiary will become the new Certificate Owner. The Designated Beneficiary is determined in the following order: you; the joint Certificate Owner(s); the primary beneficiary(ies); the contingent beneficiary(ies); and your estate. If you and one or more joint Certificate Owners are alive, all such persons will be the Designated Beneficiary.

The death benefit does not affect the Certificate Value prior to the death of a Covered Person, but it may increase it after such a death. We calculate a death benefit on the date we receive both due proof of death and a written request from the Designated Beneficiary to surrender or continue the Certificate. The calculated death benefit will include any applicable optional death benefit. If the Certificate is being continued and the calculated death benefit is greater than the Certificate Value on the date of calculation, we add the difference to the Certificate Value. We allocate this additional amount to the Variable Account and/or the Fixed Account based on the current purchase payment allocation selection then in effect. During any period following a relevant death while the Certificate is continued and in effect, the Designated Beneficiary may exercise all ownership rights, including the right to make purchase payments, to make transfers and partial withdrawals, and to surrender the Certificate for its Certificate Withdrawal Value, as it may be adjusted.

The following paragraphs describe more specifically the consequences of the death of different types of Covered Persons.

The next six paragraphs apply to Certificates issued on or after a date that varies by state between September 4, 2001, and November 1, 2001, in all states except Minnesota, Oregon and Texas ("Standard Certificate States"). If you live in one of those three states, you or your salesperson should call 1-800-426-3750 to see whether the new death benefit provisions have been approved for sale in your state. Certificates issued in your state following approval will be included as Certificates issued in Standard Certificate States. For Certificates issued in your state prior to approval and for Certificates issued in all other states prior to a date that varies by state between September 4, 2001, and November 1, 2001, ("Exception Certificate States"), the death benefit provisions described in paragraphs seven through twelve apply.

If the decedent was the Certificate Owner and the decedent's surviving spouse is the sole Designated Beneficiary, or if the decedent was the Annuitant and the decedent's surviving spouse is the sole Certificate Owner, the surviving spouse may either surrender the Certificate or continue it until his or her death, or the death of the Annuitant, if a different person. We calculate the death benefit after the death when the surviving spouse elects to surrender or continue the Certificate. If the surviving spouse elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit as described above.

If the Certificate is continued and if the decedent was also the Annuitant, the new Annuitant will be any living contingent Annuitant, or if none, the decedent's surviving spouse.

Upon the death of the new Annuitant or the surviving spouse, the Designated Beneficiary may choose either to surrender the Certificate or continue it for a period not to exceed five years from the date of death. If the second decedent is the first decedent's surviving spouse, we calculate the death benefit after this second death, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit. For this second death, the method of calculating the death benefit is modified as described in the section below headed "Death Benefit During the Spousal Continuation Period". We will not calculate and pay a second death benefit if the first decedent's surviving spouse changes his or her sole ownership of the Certificate before his or her death.

We will not pay a death benefit after any subsequent (e.g., third) death.

If the decedent was the Certificate Owner and the decedent's surviving spouse is not the sole Designated Beneficiary,

the Designated Beneficiary as new Owner may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Certificate Owner, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the decedent was the Annuitant but not a Certificate Owner, you are not the decedent's surviving spouse and the sole Certificate Owner, and you and any joint Certificate Owner(s) are all natural persons, all such persons as the Designated Beneficiary may either surrender the Certificate or continue it until the death of a Certificate Owner or the new Annuitant. We calculate the death benefit after the death of the Annuitant when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a subsequent death.

If the decedent was the Annuitant but not a Certificate Owner, and you or any joint Certificate Owner(s) is a non-natural person, such as a trust,

all such persons as the Designated Beneficiary become the new Certificate Owner and may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Annuitant, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the Certificate is still in effect at the end of a five-year continuation period, we will pay the Certificate Value less any premium taxes to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named in writing by the Designated Beneficiary; otherwise we will pay the estate of the Designated Beneficiary.

If the Certificate is issued under a Qualified Plan, it may continue for the time period permitted by the Internal Revenue Code, which may be longer that the five-year continuation period specified above.

As discussed above, this paragraph and the next five paragraphs apply to Certificates issued in Minnesota, Oregon and Texas prior to a specific approval date and to Certificates issued in all other states prior to a date that varies by state between September 4, 2001, and November 1, 2001. If the decedent was the Certificate Owner and the decedent's surviving spouse is the sole Designated Beneficiary, or if the decedent was the Annuitant and the decedent's surviving spouse is the sole Certificate Owner, the surviving spouse may either surrender the Certificate or continue it until his or her death, or the death of the Annuitant, if a different person. If the surviving spouse elects to surrender the Certificate, we will calculate and pay the death benefit as described above.

If the Certificate is continued and if the decedent was also the Annuitant, the new Annuitant will be any living contingent Annuitant, or if none, the decedent's surviving spouse.

Upon the death of the new Annuitant or the surviving spouse, the Designated Beneficiary may choose either to surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit. We will not pay a death benefit after any subsequent (e.g., third) death during the five-year continuation period.

If the decedent was the Certificate Owner and the decedent's surviving spouse is not the sole Designated Beneficiary,

the Designated Beneficiary as new Owner may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Certificate Owner, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the decedent was the Annuitant but not a Certificate Owner, you are not the decedent's surviving spouse and the sole Certificate Owner, and you and any joint Certificate Owner(s) are all natural persons, all such persons as the Designated Beneficiary may either surrender the Certificate or continue it until the death of a Certificate Owner or the new Annuitant. If the Designated Beneficiary elects to surrender the Certificate, we will calculate and pay the death benefit as described above. If the Designated Beneficiary elects to continue the Certificate, until another death occurs, the Designated Beneficiary may surrender the Certificate for the death benefit after that death.

If the decedent was the Annuitant but not a Certificate Owner, and you or any joint Certificate Owner(s) is a non-natural person, such as a trust,

all such persons as the Designated Beneficiary become the new Certificate Owner and may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Annuitant, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the Certificate is still in effect at the end of a five-year continuation period, we will pay the Certificate Value less any premium taxes to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named in writing by the Designated Beneficiary; otherwise we will pay the estate of the Designated Beneficiary.

If the Certificate is issued under a Qualified Plan, it may continue for the time period permitted by the Internal Revenue Code, which may be longer that the five-year continuation period specified above.

Standard Death Benefit

The standard death benefit for a Covered Person is the greater of
o	the current "net purchase payment death benefit", less any premium taxes, and

o	the current Certificate Value, less any premium taxes.

Net Purchase Payment Death Benefit. The net purchase payment death benefit is:
o	the initial purchase payment, plus

o	any additional purchase payments made prior to the death benefit calculation date, less

o	any partial withdrawals (including any applicable surrender charges) made prior to the death benefit calculation date.

Optional Death Benefits

Subject to state availability, we offer two different death benefit options, which may increase the standard death benefit amount. You may elect either Option 1 or Option 2, or elect neither. You may not elect either Option 1 or Option 2 if all Covered Persons have attained age 85. You may only elect Option 1 or Option 2 at the time you purchase your Certificate. Your election of either Option 1 or Option 2 is irrevocable, and we will deduct a charge while the Certificate remains in effect until the Income Date. You should carefully consider whether electing an Optional Death Benefit is right for you.

Death Benefit Option 1

High Anniversary Value. When you purchase the Certificate, you may elect in writing Death Benefit Option 1: High Anniversary Value. Under this option, after the first Certificate Year, upon the death of a Covered Person who has not attained age 85 on the Certificate Date, the death benefit will be the greater of:

o	the "High Anniversary Value", determined as described below; and

o	the standard death benefit.

The standard death benefit applies upon the death of any Covered Person who has attained age 85 as of the Certificate Date or dies within the first Certificate Year.

We calculate the High Anniversary Value as follows. On the first Certificate Anniversary, the High Anniversary Value for each applicable Covered Person equals the Certificate Value. Thereafter, we recalculate the High Anniversary Value on:

(a)	each day there is a purchase payment or withdrawal; and

(b)	each Certificate Anniversary, until such Covered Person attains age 86.

When we receive a purchase payment or pay a withdrawal, we adjust the High Anniversary Value by:

o	adding any additional purchase payments and Premium Credits made that day; and

o	subtracting the following amount for each withdrawal made that day:
(i)	the amount of the withdrawal (including any applicable surrender charge),

(ii)	divided by the Certificate Value immediately before the withdrawal, and

(iii)	multiplied by the "High Anniversary Value" immediately before the withdrawal.

On the second and each subsequent Certificate Anniversary until the Covered Person has attained age 86, we adjust the High Anniversary Value by comparing the then current Certificate Value with the then current High Anniversary Value, adjusted as described above. If the then current Certificate Value exceeds the adjusted High Anniversary Value, the then current Certificate Value will become the new High Anniversary Value.

After a Covered Person has attained age 86, we will no longer adjust the High Anniversary Value to reflect changes in the Certificate Value, except as set forth below with respect to adding or changing a Covered Person. Thereafter, however, until the date of death, we will continue to adjust, as described above, the High Anniversary Value to reflect purchase payments, Premium Credits and/or withdrawals.

Between the date of death and the calculation of the death benefit upon receipt of the Designated Beneficiary's request to surrender for the death benefit or continue the Certificate, we will further adjust the High Anniversary Value for each applicable Covered Person by adding purchase payments and Premium Credits and/or subtracting withdrawals. Withdrawals are subtracted on a dollar-for-dollar basis as described above with respect to the net purchase payment death benefit. We will not adjust the High Anniversary Value to reflect changes in the Certificate Value between the date of death and the previous Certificate Anniversary.

You may add or replace any Covered Person. If the new Covered Person had attained age 85 as of the Certificate Date, the High Anniversary Value will not apply at the death of the new Covered Person. Also, if at the time you add or replace a Covered Person all of the existing Covered Persons have survived until the Certificate Anniversary immediately preceding the date they attain age 86, the High Anniversary Value for the new Covered Person will equal the High Anniversary Value of the youngest of the other Covered Persons. We will adjust that High Anniversary Value only as described above to reflect the addition of purchase payments and Premium Credits and/or the subtraction of withdrawals.

If you elect this Death Benefit Option, we will charge an annual fee of .15% of the "benefit base", as described below, until either the death benefit is paid or the Income Date occurs. We will continue to impose this charge even after we cease to adjust the High Anniversary Value to reflect changes in Certificate Value because of the attained age of the Covered Persons. Thus you should consider the ages of all of the Covered Persons to decide whether this Death Benefit Option is right for you.

Death Benefit Option 2

Leveraged Earnings. When you purchase the Certificate you may elect in writing Death Benefit Option 2: Leveraged Earnings. Under this option, upon the death of any Covered Person who has not attained age 85 as of the Certificate Date, the death benefit will be the Option 2 Death Benefit. The standard death benefit applies upon the death of any Covered Person who has attained age 85 as of the Certificate Date.

The Option 2 Death Benefit equals the sum of:

o	the standard death benefit; plus

o	a percentage of the lesser of
(i)	purchase payments less withdrawals, and

(ii)	Certificate Value less purchase payments. (minimum $0)

The applicable percentage depends on the attained age of the Covered Person as of the Certificate Date, as shown in the following table.

Attained Age as of the Certificate Date	Applicable Percentage
Less than attained age 76	40%
Attained age 76 to attained age 84	25%
Attained age 85 and older	0%

Thus, for example, if your total purchase payments equal $10,000 and your Certificate Value equals $25,000, the increase in the death benefit would be limited to a percentage of $10,000, even though the Certificate Value exceeds purchase payments by $15,000. In this example, if on the Certificate Date you were less than age 76, the death benefit would be $25,000 (the Certificate Value) plus 40% of $10,000 (the amount by which Certificate Value exceeds purchase payments, capped at the amount of purchase payments), for a total death benefit of $29,000.

Under this formula, the Option 2 Death Benefit will be greater than the standard death benefit if the Certificate Value is greater than your total purchase payments. Conversely, if, by withdrawals or adverse investment performance, the Certificate Value is less than the amount of purchase payments, the Option 2 Death Benefit is no greater than the standard death benefit. Additionally, under the formula given above, the additional death benefit provided by Death Benefit Option 2 cannot exceed the applicable percentage of your total purchase payments. If you take withdrawals, this limit is reduced. You should consider your expected use of withdrawals and your investment expectations before electing Death Benefit Option 2.

You may add or replace any Covered Person. If the new Covered Person had attained age 85 as of the Certificate Date, Death Benefit Option 2 will not apply at the death of that new Covered Person. If the new Covered Person had not attained age 85 as of the Certificate Date, the Option 2 Death Benefit for that Covered Person will be the sum of the standard death benefit, plus 25% of the lesser of
o	purchase payments less withdrawals, and

o	Certificate Value less purchase payments. (minimum $0)

Note that the 40% applicable percentage never applies to a new Covered Person.

Charge for the Optional Death Benefits. The yearly charge for either Optional Death Benefit is .15% of the applicable "benefit base".

On each Certificate Anniversary prior to the Income Date, we calculate and deduct the dollar amount of the yearly charge as follows:
o	we identify the youngest Covered Person and determine the amount of the elected Option 1 or Option 2 Death Benefit; this amount is the "benefit base",

o	we multiply the benefit base by .15% to determine the dollar amount of the charge, and

o

we then deduct the dollar amount of the charge from your Certificate Value. We will deduct the charge from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, we will deduct the charge amount, or the excess portion, from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value. If there is insufficient value in the Variable Account and the Fixed Account combined, the Certificate will be canceled.

If you surrender your Certificate during a Certificate Year before the Certificate Anniversary, we will deduct a pro-rata amount of the full yearly charge from your Certificate Value. We first determine the applicable full yearly charge. We will use the yearly charge we computed as of the prior Certificate Anniversary unless you have made any purchase payments and/or withdrawals since then. If so, we will use a yearly charge that may be higher or lower since we may adjust the applicable death benefit to reflect each purchase payment and withdrawal you made since the Anniversary. We will then calculate a pro-rata amount of the applicable yearly charge by multiplying it further by the ratio of the number of days from the Certificate Anniversary until the day of surrender to the total number of days (generally 365) in the Certificate Year of surrender.

No charge amount will be due:
o

upon surrender of the Certificate if the death benefit is being calculated at that time because the Designated Beneficiary has elected to surrender the Certificate (see "Death of a Covered Person"), or

o

for Standard Certificate States, if a Certificate is continued after a death and there is no surviving spouse eligible for a second death calculation under an optional death benefit because of his or her attained age on the date the death benefit was calculated for the first death; or

o	on or after the Income Date.

Also, no charge amount will be due on any Certificate Anniversary during the period
o	starting when we receive due proof of death or similar information we reasonably believe to be true and

o	ending when we receive the Designated Beneficiary's request to surrender or continue the Certificate.

If the Designated Beneficiary who is the decedent's surviving spouse continues the Certificate, charges will start again and apply on each subsequent Certificate Anniversary. If any other Designated Beneficiary continues the Certificate, charges will not start again.

The charge for the optional death benefit will continue when you replace a Covered Person with one who is attained age 85 and no Covered Person under your Certificate will be younger than attained age 85 on the Certificate Date.

Death Benefit During the Spousal Continuation Period

This section applies to Certificates issued in Standard Certificate States.

As explained above, if the Certificate Owner dies and the decedent's spouse is the sole Designated Beneficiary or if the Annuitant dies and the decedent's spouse is the sole Certificate Owner, the spouse may choose to continue the Certificate. The date upon which we receive due proof of death and the spouse's written request to continue the Certificate is called the "Continuation Date", and the period after the Continuation Date while the Certificate remains in force is called the "Continuation Period".

Upon the death of the surviving spouse during the Continuation Period while he or she is still the sole Certificate Owner, the method of calculating the death benefit is modified as described below.

The "Net Purchase Payment Death Benefit" will equal
o	the death benefit calculated as of the Continuation Date; plus

o	any additional purchase payment occurring after the Continuation Date; less

o	any partial withdrawals (including any applicable surrender charge) occurring after the Continuation Date.

For purposes of calculating Death Benefit Option 1: High Anniversary Value,
o	the High Anniversary Value shall not apply if the surviving spouse is attained age 85 or older upon the Continuation Date; and

o

as to a younger spouse, only Certificate Anniversaries occurring after the Continuation Date will be taken into consideration. The High Anniversary Value shall not apply if the surviving spouse dies before the first Certificate Anniversary in the Continuation Period. On the first Certificate Anniversary after the Continuation Date, the High Anniversary Value for the surviving spouse will equal the Certificate Value. Thereafter we will adjust and recalculate the High Anniversary Value as described in the section entitled "Death Benefit Option 1: High Anniversary Value" in the prospectus.

For purposes of calculating Death Benefit Option 2: Leveraged Earnings:
o	Death Benefit Option 2 will not apply upon the death of any surviving spouse who is attained age 85 or older on the Continuation Date;

o	the applicable percentage will be based on the attained age of the surviving spouse on the Continuation Date; and

o	"purchase payments" will be the sum of the death benefit amount calculated as of the Continuation Date plus any purchase payments made after the Continuation Date.

As a result of these modifications to the method of calculating Death Benefit Option 2: Leveraged Earnings, we will not take into consideration earnings accrued on or prior to the Continuation Date. In addition, the maximum earnings on which we calculate Death Benefit Option 2 will be based upon the sum of the death benefit amount calculated as of the Continuation Date plus any purchase payments made after the Continuation Date (adjusted for withdrawals).

We will not charge for the Death Benefit Option 2: Leveraged Earnings during the Continuation Period if your spouse is attained age 85 or older on the Continuation Date.

Systematic Withdrawal and Systematic Investment Programs

After we receive due proof of death or receive information about a death that we reasonably believe to be true, we will end any systematic withdrawal program and/or systematic investment program, unless
o	with respect to systematic withdrawals, the Designated Beneficiary is a Certificate Owner who requested us to begin the program and/or has been the sole or joint recipient of the payments, and

o	with respect to systematic investments, the decedent was a non-owner Annuitant.

If we end your systematic withdrawal program based on the above but have paid any systematic withdrawal(s) after death to a person other than the Designated Beneficiary, we will use reasonable efforts to have the recipient return the systematic withdrawal amount(s) so that it may be paid to the Designated Beneficiary or added to the Certificate Value if the Designated Beneficiary elects to continue the Certificate. If the recipient does not return the payment(s), we are not responsible to pay the Designated Beneficiary for those payments.

Payment of Death Benefit

Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any surrender death benefit of $2,000 or more under an annuity payment option that meets the following:
o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy.

For example, Annuity Options A, B, and D can meet these criteria, provided that any guaranteed payments are not scheduled to continue past the Designated Beneficiary's life expectancy. If the Designated Beneficiary dies before all guaranteed payments have been made, the successor payee may not extend the period of time during which the remaining payments are to be made.

CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application. You may exercise all the rights of the Certificate. Joint Certificate Owners are permitted. Contingent Certificate Owners are not permitted.

You may direct us in writing to change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. If the selection of a beneficiary or annuitant was designated "irrevocable", that selection may be changed only with that person's written consent.

Because a change of Certificate Owner by means of a gift may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. You should consult the plan administrator and a qualified tax professional as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Certificate at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Certificate may have limitations on your ability to assign the Certificate.

Because an assignment may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from any such assignment.

PARTIAL WITHDRAWALS AND SURRENDER

You may make partial withdrawals from the Certificate by notifying us in writing. We reserve the right to limit the minimum withdrawal amount to $300. We may permit a lesser amount with the systematic withdrawal program. If the Certificate Value after a partial withdrawal would be below $2,500, we will treat the request as a withdrawal of only the amount over $2,500. The amount withdrawn will include any applicable surrender charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount withdrawn from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, the amount surrendered, or the excess portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value. Amounts withdrawn or surrendered from the Fixed Account may be adjusted upward or downward by a Market Value Adjustment. See Appendix A.

You may totally surrender the Certificate by notifying us in writing. Surrendering the Certificate will end it. Upon surrender, you will receive the Certificate Withdrawal Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may apply any surrender benefit of at least $2,000 to an annuity payment option for yourself. If the Certificate Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not make partial withdrawals or surrender annuity options based on life contingencies after annuity payments have begun. You may make partial withdrawals or surrender under Option A, described in "Annuity Options" below, which is not based on life contingencies, if you have selected a variable payout. Any partial withdrawals will reduce your future annuity payments. A partial withdrawal or total surrender of variable payout Option A may be subject to surrender charges, as described in "Deductions for Surrender Charge". The "free withdrawal amounts" described in that section are not applicable. Thus, the surrender charge equals the applicable surrender charge percentage(s) multiplied by:
o	for a partial withdrawal, the withdrawal amount; and

o	for a total surrender, the Certificate's remaining purchase payment(s).

Because of the potential tax consequences of a partial withdrawal or surrender, you should consult a qualified tax professional.

Participants under Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that you may not be able to take a partial withdrawal or surrender the Certificate under a Qualified Plan. You should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, we will begin payments to the Annuitant under the Annuity Option or Options you have chosen. We determine the amount of the initial payment(s) on the Income Date by applying to the Option you choose for your payments:
o	your Certificate Value,

o	plus any positive or negative market value adjustment applicable to any Fixed Account Value (see Appendix A),

o	minus any premium taxes not previously deducted, and

o	minus a pro rata portion of any applicable certificate maintenance charge that would be due on the next Certificate Anniversary.

From the payment amount determined in this way, we also subtract a portion of any applicable certificate maintenance charge, calculated in "Deductions for Certificate Maintenance Charge."

Annuity Option and Income Date

You may select an Annuity Option and Income Date at the time of application or later. Any Income Date must be:

o	for variable annuity options, not earlier than the first day after the Certificate Date,

o	for fixed annuity options, not earlier than the first Certificate Anniversary, and

o	not later than the earlier of

(i) the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary or

(ii) any maximum date permitted under state law.

You may continue to make purchase payments until you reach your Income Date.

If you do not select an Annuity Option, we automatically choose Option B. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the latest date specified above.

You may choose or change an Annuity Option or the Income Date by writing to us at least 30 days before the Income Date.

Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed;

Option C: Joint and Last Survivor Income; and

Option D: Life Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with our general account Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate. We determine the dollar amount of each fixed annuity payment by:
(a)

deducting from the Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A, any premium taxes not previously deducted and any applicable certificate maintenance charge;

(b)	dividing the remainder by $1,000; and

(c)	multiplying the result by the greater of:
	(i)	the applicable factor shown in the appropriate table in the Certificate; and
	(ii)	the factor we currently offer at the time annuity payments begin. We may base this current factor on the sex of the payee unless we are prohibited by law from doing so.

If you do not select an Annuity Option, we will automatically apply Option B. Unless you choose otherwise, we will apply:
o	Variable Account Value, less any premium taxes not previously deducted and less any applicable certificate maintenance charge, in its entirety to a variable annuity option, and

o	Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A and less any premium taxes not previously deducted, in its entirety to a fixed annuity option.

The same amount applied to a variable option and a fixed option will produce a different initial annuity payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $2,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we reserve the right to reduce the frequency of payments to a period that will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. We will pay periodic payments for a chosen number of years, not less than 10 nor over 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the payee's age on the date of the first payment. We refer to Option A as Preferred Income Plan ("PIP") when we are making variable annuity payments. At any time while we are making variable annuity payments, the payee may elect to receive the following amount:
o	the present value of the remaining variable annuity payments, computed in the manner described below; less

o	any surrender charge due by treating the present value as a total surrender.

Instead of receiving a lump sum, the payee may elect another payment option and we will not reduce the amount applied to the new option by the surrender charge above.

If, at the death of the payee, Option A payments, whether variable or fixed, have been made for fewer than the chosen number of years:
o	we will continue payments during the remainder of the period to the successor payee; or

o	the successor payee may elect to receive in a lump sum the present value of the remaining payments, computed in the manner described below.

The mortality and expense risk charge is deducted during the Option A payment period if a variable payout has been selected, but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option A. Under this option, we convert your annual payment into 12 equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described below in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in 12 equal monthly payments. The sum of the 12 monthly payments will exceed the annual payment amount because of an interest rate factor we use, which may vary from year to year but will not be less than 2.0% per year. If the payments are commuted, we will use the commutation method described below for calculating the present value of remaining annual payments and use the interest rate that determined the current 12 monthly payments to commute any unpaid monthly payments.

Currently, we permit the original payee to make a number of changes to variable payments under Option A. Changes can only be made on the anniversary of the date of your first payment.

For regular PIPs, the permissible changes include:
o	shortening or lengthening the period certain provided the payments already made and those to be made meet the 10 - 50 year and age 100 limits described above;

o	changing to a life option - note that this option does not allow the payee to end the payments for a commuted value;

o	changing to the "level monthly" option;

o	changing the annual investment rate ("AIR") or benchmark rate (except under Florida Certificates where only 3% is available);

o	changing the payment frequency; and

o	changing the day of the month on which payment occurs.

For "level monthly" PIPs, the permissible changes include:
o	shortening or lengthening the period certain provided the payments already made and those to be made meet the 10 - 50 year and age 100 limits described above;

o	changing to a life option - note that this option does not allow the payee to end the payments for a commuted value;

o	changing to the regular PIP option;

o	changing the AIR or benchmark rate (except under Florida Certificates where only 3% is available); and

o	changing the day of the month on which payment occurs.

See "Annuity Payments" for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. We will pay periodic payments during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:
o	we will continue payments during the remainder of the period to the successor payee; or

o	the successor payee may elect to receive in a lump sum the present value of the remaining payments, computed in the manner described below.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

In the case of Options A and B, the present value of remaining payments referred to above will be based, for variable payments, on interest compounded annually at the current AIR or benchmark rate and on the assumption that each future payment is equal in amount to a payment determined using the applicable Sub-account annuity unit values for the Valuation Period which ends on the date of determination. For fixed annuity payments, the present value of the remaining fixed dollar payments will be based on interest compounded annually at the interest rate we used to create the annuity factor that was used in calculating the fixed payment amount.

Option C: Joint and Last Survivor Income. We will pay periodic payments for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment, or to receive only two annuity payments if both payees die after receipt of the second payment, and so on.

Option D: Life Income. We will pay periodic payments for as long as the payee is alive. The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex. It is possible under this option to receive only one annuity payment if the payee dies after the receipt of the first payment, or to receive only two annuity payments if the payee dies after receipt of the second payment, and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by multiplying the Certificate Value you are applying to variable annuity payments by the annuity purchase rate for the Annuity Option you have selected. The annuity purchase rates are based on an assumed AIR or benchmark rate of 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless you choose 3% in writing. (See below and "Variable Annuity Payment Values" in the Statement of Additional Information for more information on AIRs and how your initial variable payment is calculated.)

Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge and the distribution charge) is better or worse than the assumed investment rate. The total dollar amount of each variable annuity payment will be equal to:
o	the sum of all Sub-account payments, less

o

the pro-rata amount of the annual certificate maintenance charge. (See "Deductions for Certificate Maintenance Charge" for the circumstances under which this charge will be waived under variable payments Option A.)

Currently, there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments. Currently, there is also no charge for such transfers.

If you apply the same amount to a particular payment option, a 5% or 6 % AIR will result in a larger initial payment than will a 3% AIR. You should note, however, that, assuming the same investment performance, your subsequent payments using a 5% or 6% AIR will increase by a smaller percentage (when they increase) and decrease by a larger percentage (when they decrease) than will subsequent payments using a 3% AIR. Indeed, it is possible that after a sufficient period of time, payments determined using a 5% or 6% AIR may be lower than payments commencing at the same time using the same Sub-accounts but a 3% AIR. Note that if you select Option A (Income for a Fixed Number of Years) and payments continue for the entire period, the 5% or 6% AIR payment amount will start out being larger than the 3% AIR payment amount but eventually the 5% or 6% AIR payment amount will become less than the 3% AIR payment amount. Whether you would be better off choosing a higher or lower AIR depends on the annuity payment option you choose, the investment performance of the Sub-accounts you choose, and the period for which payments are received.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment and deduct any overpayments, unless repaid in one sum, from future annuity payments until we are repaid in full.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We also reserve the right to suspend or postpone any type of payment from the Variable Account for any period when:
o	the New York Stock Exchange is closed other than customary weekend or holiday closings;

o	trading on the Exchange is restricted;

o	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

o	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the two latter conditions described above exist.

TAX STATUS

Introduction

This section provides general information on the federal income tax consequences of ownership of a Certificate based upon our understanding of current federal tax laws and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, whether the Certificate is issued under a Qualified Plan and the type of retirement plan under which your Certificate is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Certificates that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Certificate or any transaction involving any Certificate. You should consult a qualified tax professional for advice before purchasing a Certificate or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Certificate.

You may purchase a Certificate that is not issued under a Qualified Plan ("Non-Qualified Certificate") or a Certificate that is used under a Plan that is Qualified under the provisions of the Internal Revenue Code of 1986, as amended (the "Code") (a "Qualified Certificate"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Certificate and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

For federal income tax purposes, purchase payments made under Non-Qualified Certificates are not deductible. Under certain circumstances, purchase payments made under Qualified Certificates may be excludible or deductible from taxable income. Any such amounts will also be excluded from the cost basis for purposes of determining the taxable portion of any distributions from a Qualified Certificate.

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Certificate should be based on the assumption that the purchase of a Qualified Certificate is necessary to obtain tax deferral under a qualified plan.

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial withdrawal, an assignment or gift of the Certificate, or annuity payments. A trust or other entity owning a Non-Qualified Certificate, other than as an agent for an individual, is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

Surrenders, Partial Withdrawals, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Certificate, the portion of the surrender payment that exceeds your cost basis in the Certificate is subject to tax as ordinary income. For Non-Qualified Certificates, the cost basis is generally the amount of the purchase payments made for the Certificate. Since Premium Credits are not treated as purchase payments, they do not increase your cost basis. For Qualified Certificates, the cost basis is generally zero and the entire surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Certificate. If the Designated Beneficiary elects that the lump sum not be paid in order to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the tax treatment applicable to persons inheriting and then selling mutual fund shares who receive a "stepped-up" basis equal to the date-of-death value of their shares and therefore will pay no tax on the sale of their shares unless the sale price exceeds the date-of-death value.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds purchase payments. Then, to the extent the Certificate Value does not exceed purchase payments, such withdrawals are treated as a non-taxable return of principal to you. For partial withdrawals under a Qualified Certificate, a portion of each payment is treated as a non-taxable return of principal and the remaining amount is treated as taxable income. Since the cost basis of Qualified Certificates is generally zero, partial withdrawal amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Certificate, you will be subject to taxation under the rules applicable to partial withdrawals or surrenders. If you give away your Certificate to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Certificate. If the transfer is to a charity, you may be allowed a deduction for some or all of the value of the Certificate transferred.

A special computational rule applies if we issue to you, during any calendar year, two or more Certificates, or one or more Certificates and one or more of our other annuity contracts. Under this rule, all of the contracts will be treated as one contract. We believe this means that the amount of any distribution under any one contract will be includable in gross income to the extent that at the time of distribution the sum of the values for all the contracts exceeds the sum of their cost basis.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula, which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero.

With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments, if any. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Annuity Option A, pursuant to which each annual payment is placed in our general account and paid out with interest in 12 equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received. This acceleration would affect you if your first monthly payment for each year is received in a month other than January since those of your 12 monthly payments that are actually received in the next tax year would be treated as being constructively received (and taxable) in the current tax year.

Following any change by the payee to variable annuity payments under Annuity Option A, other than a change of the payment day of the month or a change from regular PIP to "level monthly" PIP (or vice versa) where the remaining payment length stays the same, the non-taxable portion of each payment will be recalculated in accordance with IRS standards.

The Code does not specifically address partial withdrawals after annuity payments have begun. Based on a private letter ruling issued by the IRS in 2000, it is our intention to report as taxable income the portion of any partial withdrawal from variable Annuity Option A that does not exceed immediately before the partial withdrawal the present value of remaining payments less the Certificate's remaining cost basis. Under this approach, a partial withdrawal of $10,000 when the present value is $150,000 and the remaining cost basis is $145,000 would result in taxable income of $5,000 being reported. Since private letter rulings do not bind the IRS, the IRS could take the position that the Code requires the full amount of the partial withdrawal ($10,000 in the example) to be treated as taxable income. Under either approach to determining the taxable income associated with a partial withdrawal, some taxpayers, such as those under age 59 1/2, could be subject to additional tax penalties. Because of the potential for adverse tax results as described above, you should carefully consider, prior to making a partial withdrawal, your need for funds from the Certificate and the tax implications. You should also consult a qualified tax professional prior to making a partial withdrawal.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on the following amounts received for Non-Qualified Certificates:

o	after the taxpayer attains age 59-1/2;

o	in a series of substantially equal periodic payments made for life or life expectancy;

o	after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the primary Annuitant, as defined in the Code);

o	if the taxpayer becomes totally and permanently disabled; or

o

under a Non-Qualified immediate annuity contract that provides for a series of substantially equal periodic payments; provided that only one purchase payment is made to the Certificate, that the Certificate is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Certificate Year.

Similar exceptions to the 10% penalty tax apply to distributions from Qualified Certificates.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA, an individual retirement annuity or account (IRA), a qualified trust or an eligible deferred compensation plan of a state or local government.

Section 1035 Exchanges. You may purchase a Non-Qualified Certificate with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:
o	the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions";

o

purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over 10 years prior to the distribution; and

o	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:
	(i)	the penalty tax does not apply to any distribution;
	(ii)	partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
	(iii)	assignments are not treated as surrenders subject to taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Certificate, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate will not be treated as an annuity contract. As a consequence, income earned on a Certificate would be taxable to you as ordinary income in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Certificate and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Certificate. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we have reserved certain rights to alter the Certificates and investment alternatives to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. However, you bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Qualified Plans

The Certificate may be used with several types of Qualified Plans. Under the Code, Qualified Plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Certificate in a Qualified Plan, you should only consider the Certificate's other features, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Certificate with the various types of Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection with them, and, for Tax-Sheltered Annuities and traditional Individual Retirement Annuities, required minimum distribution requirements. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, distributions attributable to contributions made pursuant to a salary reduction agreement may be paid, through surrender of the Certificate or otherwise, only:

o	when the employee attains age 59-1/2, has a severance from employment, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or

o	in the case of hardship. A hardship distribution must be of contributions only and not of any income attributable to such contributions.

Even though a distribution may be permitted under these rules, it may be subject, in addition to income tax, to the 10% penalty tax as a premature distribution.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of December 31, 1988. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Certificate, we will notify you if all or part of such distribution is eligible for rollover to another Eligible Retirement Plan. Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another Eligible Retirement Plan. The term "Eligible Retirement Plan" means an individual retirement account under Section 408(a), an individual retirement annuity under Section 408(b), a pension or profit sharing plan under Section 401(a), an annuity plan under Section 403(a), a tax-sheltered annuity under Section 403(b), or an eligible deferred compensation plan of a state or local government under Section 457(b).

Under the terms of a particular Section 403(b) plan, the participant may be entitled to transfer all or a portion of the Certificate Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" and "Roth IRA", respectively. These traditional individual retirement annuities and Roth IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible to contribute, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans with Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, with respect to plans established by tax-exempt organizations, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities

If your Certificate is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the account balance as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Certificates issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Certificate's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value of any additional benefits that are provided under your Certificate (such as death and living benefits) will be added to the Certificate's 12/31 account balance in order to calculate the RMD amount. The actuarial present value will also be determined as of 12/31 of the prior calendar year. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the account balance for RMD calculation purposes. First, if the only additional benefit provided under a Certificate is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 account balance. Second, if (1) the Certificate provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Certificate's additional benefits is no more than 20% of the 12/31 account value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 account balance. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit and/or living benefit in your Certificate could cause your RMD amount to be higher than it would be without such a benefit.

Annuity Purchases by Nonresident Aliens

The discussion above provides general information regarding federal income tax consequences to annuity purchasers who are U.S. citizens or resident aliens. Purchasers who are not U.S. citizens or are resident aliens will generally be subject to U.S. federal income tax and withholding on the income portion of annuity distributions at a 30% rate, unless a lower rate applies in a U.S. treaty with the purchaser's country. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to an annuity purchase.

VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Certificate prior to the Income Date. The number of shares held in each Sub-account that are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account that are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Eligible Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having a voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

SALES OF THE CERTIFICATES

Certificates are sold by licensed insurance agents ("the Selling Agents") in those states where the Certificates may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with Sun Life (U.S.) and the principal underwriter, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, our wholly-owned subsidiary, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Sun Life (U.S.) (or its affiliates) pays the Selling Broker-Dealers compensation for the promotion and sale of the Certificate. The Selling Agents who solicit sales of the Certificate typically receive a portion of the compensation paid by us to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Certificate Owner or the separate account. We intend to recoup this compensation through fees and charges imposed under the Certificate, and from profits on payments we receive for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions we may pay to Selling Broker-Dealers may vary depending on the selling agreement but it not expected to be more than 5.50% of purchase payments, and 1.00% annually, based on the Certificate Value of those payments. We may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

We also pay compensation to wholesaling broker-dealers, including payments to our affiliates, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of purchase payments and/or a percentage of Certificate Value.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling-Broker-Dealer for which he or she works, may receive in connection with your purchase of a Certificate.

We may sell Certificates with lower or no dealer compensation to a person who is an officer, director, or employee of ours or an affiliate of ours or to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that they have higher Premium Credits which approximate the expenses Sun Life (U.S.) does not incur as a result of lower or no dealer compensation. You should consult a qualified tax professional as to whether the higher Premium Credit would be taxable income.

We may sell Certificates with lower or no dealer compensation as part of an exchange program for other fixed ("Old FA") and variable ("Old VA") annuity contracts we previously issued. A Certificate issued in exchange for an Old VA that has a contingent deferred sales charge provision will be issued with an exchange endorsement. One effect of the endorsement is that we will not assess a surrender charge under the Old VA at the time of the exchange. The exchange endorsement provides that we will calculate any surrender charge assessed under the Certificate in relation to the initial purchase payment (i.e., the amount exchanged) based on the actual time of each purchase payment under the Old VA. The endorsement also provides that we will not refund the amount described in "Right to Revoke" if the Certificate is returned. Instead, we will return the Old VA to the owner and treat it as if no exchange had occurred.

Under any exchange program of ours, we treat the exchange as being income tax free. Before making any exchange, you should consult a competent tax advisor and, for Old VA to Certificate exchanges, you also should consider the differences between the two variable annuities, including the Sub-account selections.

You may make an exchange to a Certificate if we are making variable annuity payments for a fixed number of years under an Old VA. Under your Certificate, the Income Date will be the date of the next scheduled payment under the Old VA and the payment period will be the payment period remaining under the Old VA. On the Certificate Date of your new Certificate, the present value of the remaining annuity payments under the Old VA will be allocated to the Sub-account(s) you select under the Certificate and the amount of future variable annuity payments under your Certificate will be based upon the investment return of those Sub-accounts(s). From the Certificate Date to the Income Date, we will treat your Certificate as one under which periodic annuity payments have begun, and not one that has values based on Accumulation Units. Other than the change in Sub-account allocation described above, we do not permit you to make any changes as you exchange from the Old VA to your Certificate.

Commissions may be waived or reduced in connection with certain transactions described in this prospectus. During 2002, 2003, and 2004, approximately $1,513,870, $1,478,318, and $55,659, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Certificates.

PERFORMANCE INFORMATION

We may from time to time advertise certain performance information concerning the Sub-accounts.

Performance information is not an indicator of either past or future performance of a Certificate.

We may advertise total return information for the Sub-accounts for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

Average annual total return information shows the average annual compounding percentage change applied to the value of an investment which includes a Premium Credit in the Sub-account from the beginning of the measuring period to the end of that period. Average annual total return reflects historical investment results, less all Sub-account and Certificate charges and deductions as required by certain regulatory rules. This calculation also reflects any surrender charge that would apply if you surrendered the Certificate at the end of each period indicated. We do not deduct premium taxes or any charge for optional benefits from average annual total return. Average annual total return would be less if these charges were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

We also may present additional non-standardized total return information that is computed on a different basis. Any non-standardized total return will be accompanied by average annual total return calculated as described above:
o

First, we may present total return information without any deduction of the surrender charge. This presentation assumes that the investment in the Certificate continues beyond the period when the surrender charge applies. This is consistent with the long-term investment and retirement objectives of the Certificate. The total return percentage will be higher using this method than the standard method described above.

o

Second, we may present total return information calculated as described above, except that the Premium Credit, surrender charge and the certificate maintenance charge are not used in the calculation. Thus, the calculation is simplified. We divide the change in a Sub-account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. We may calculate a 12-month change rate. If we calculate a rate for longer periods, we annualize the total rate in order to obtain the average annual percentage change for that period. The percentages would be higher if the Premium Credit were included and lower if the surrender and certificate maintenance charges were included.

o

Third, certain of the Eligible Funds have been available for other variable annuity contracts prior to the beginning of the offering of the Certificates described in this prospectus. We may present performance information for such periods based on the historical results of the Eligible Funds and applying the Certificate's mortality and expense risk charge and distribution charge for the specified time periods. The performance percentages would be lower if the Certificate's other charges were included.

We may advertise yield and effective yield information for the Liberty Money Market Sub-Account. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Certificate but does not include any optional benefit charge, surrender charges and premium tax charges. The yield would be lower if these charges were included.

We calculate the effective yield of the Liberty Money Market Sub-account in a similar manner but, when annualizing the yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

We may provide to you and prospective Contract Owners advertising and other information on a variety of topics. Such topics may include the relationship between certain economic sectors and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation). Such topics may also include, the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Certificates and the characteristics of and market for such alternatives.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter is a party. We are engaged in various kinds of routine litigation that, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CERTIFICATE OWNERS

You may write us with questions about your Certificate to Sun Life Assurance Company of Canada (U.S.), Client Service Department, P.O. Box 9133, Wellesley Hills, MA 02481, or call (800) 367-3653.

TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

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APPENDIX A

THE FIXED ACCOUNT (ALSO KNOWN AS THE MODIFIED GUARANTEED ANNUITY ACCOUNT)

Introduction

This appendix describes the Fixed Account option available under the Certificate.

Fixed Account Values are subject to a limited market value adjustment. The adjustment may result in an increase or decrease in amounts transferred and amounts paid to you or other payees (including withdrawals, surrenders, death benefits, and amounts applied to purchase annuity payments). However, a market value adjustment will not reduce the interest rate applied to amounts you allocate to a Guarantee Period to less than 3% per year. Payments made from Fixed Account Values at the end of a Guarantee Period are not subject to the limited market value adjustment.

Any amounts you allocate to the Fixed Account option become part of our general account. Because of provisions in the securities laws, our general account including the Fixed Account, are not subject to regulation under the Securities Act of 1933 or the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Allocations to the Fixed Account

We will allocate purchase payments and Premium Credits to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment and its resulting Premium Credit you want to allocate to each Guarantee Period. The percentage, if not zero, must be at least 5%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have, in writing, authorized us to accept telephone allocation instructions. By authorizing us to accept telephone changes, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Certificate Value. We currently offer Guarantee Periods of up to 7 years. We also currently offer a Guarantee Period of one year which is for use only with the Dollar Cost Averaging Program. We may change at any time the number and/or length of Guarantee Periods we offer. You or your salesperson should call 1-800-426-3750 for information on the Guarantee Periods that are currently offered. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of the period. At that time, you must select a different Guarantee Period.

Capital Protection Plus

We offer a capital protection plus program. Under this program, we allocate part of your purchase payment and Premium Credit to the Guarantee Period you select. Currently, you may only select the 7-year Guarantee Period.

Based on the length of the period and the period's interest rate, we determine how much of your purchase payment and Premium Credit must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment and Premium Credit to the Sub-account(s) of the Variable Account based on your allocation instructions.

For example, assume you choose the 7-year Guarantee Period with a 4% Premium Credit and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,088 to that Guarantee Period, because $6,088 with the 4% Premium Credit will increase, at the interest rate of 6.75%, to $10,000 after seven years. The remaining $3,912 of the payment and Premium Credit will be allocated to the Sub-account(s) you select.

If you surrender or transfer any part of the Fixed Account Value before the end of the Guarantee Period, the value at the end of that period will not equal your original purchase payment amount.

Fixed Account Value

Fixed Account Value is equal to:
o	all purchase payments and Premium Credits allocated or value transferred to the Fixed Account plus the interest credited on those payments or amounts transferred; less

o	any prior partial withdrawals or transfers from the Fixed Account, including any applicable charges.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments and Premium Credits allocated to the Fixed Account at rates we declare for Guarantee Periods of one or more years from the month and day of allocation. Any rate we set will be at least 3% per year.

Our interest crediting method may result in each of your Guarantee Periods being subject to different rates. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value that is renewed or transferred to another Guarantee Period as a purchase payment allocation.

Application of Market Value Adjustment

No market value adjustment applies to Guarantee Periods of less than three years.

A market value adjustment applies to any Fixed Account Value surrendered, withdrawn, transferred, or applied to an Annuity Option from a Guarantee Period of three years or more, unless:
o	the transaction occurs at the end of the Guarantee Period, or

o	the Certificate is surrendered for the death benefit after the death of a Covered Person.

We apply the market value adjustment before we deduct any applicable surrender charges or taxes.

If a market value adjustment applies to a surrender or the application to an Annuity Option, we will add or deduct any positive or negative market value adjustment amount, respectively, to your Certificate Value.

If a market value adjustment applies to either a partial withdrawal or a transfer, we will add or deduct any positive or negative market value adjustment, respectively, to, the partial withdrawal or transfer amount after we have deducted the requested withdrawal or transfer amount from the Fixed Account Value. This means that the net amount may be more or less than the amount requested.

Effect of Market Value Adjustment

A market value adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The market value adjustment may be positive or negative. Any negative adjustment may be limited in amount (see "Market Value Adjustment Factor" below).

Generally, if the treasury rate (see "Treasury Rates" below) for your Guarantee Period is lower than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, the market value adjustment will be negative and it will result in a reduction of the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

On the other hand, if the treasury rate for your Guarantee Period is higher than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, then the market value adjustment will be positive and it will result in an increase in the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

Market Value Adjustment Factor

We compute the market value adjustment for each of your Guarantee Periods by multiplying the applicable amount surrendered, withdrawn, transferred, or applied to an Annuity Option, by the market value adjustment factor. The market value adjustment factor is calculated as the larger of formulas (a) and (b):

(a) [(1+a)/(1+b)](n/12)-1

where:

"a" is the treasury rate for the initial number of years in your Guarantee Period;

"b" is the treasury rate for a period equal to the time remaining (rounded up to the next whole number of 12-month periods) to the expiration of your Guarantee Period; and

"n" is the number of complete Guarantee Period Months remaining before the expiration of your Guarantee Period.

(b) [(1.03)/(1+i)](y+d/#)-1

where:

"i" is the guaranteed interest rate for your Guarantee Period;

"y" is the number of complete 12-month periods that have elapsed in your Guarantee Period;

"d" is the number of calendar days since the end of the last complete 12-month period in your Guarantee Period or, if "y" is zero, the number of calendar days since the start of your Guarantee Period; and

"#" is the number of calendar days in the current 12-month period of your Guarantee Period, which is generally 365 days.

As stated above, the formula (b) amount will apply only if it is greater than the formula (a) amount. This will occur only when the formula (a) amount is negative and the formula (b) amount is a smaller negative number. Under these conditions, formula (a)'s full (normal) negative market value adjustment will be limited to the extent that adjustment would decrease your Guarantee Period's Fixed Account Value below the following amount:

(i)	the amount allocated to your Guarantee Period; less
(ii)	any prior systematic or partial withdrawal amounts and amounts transferred; less
(iii)	interest on the above items (i) and (ii) credited annually at a rate of 3% per year.

Treasury Rates

The treasury rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in "a" and "b" in formula (a) above. Weekly series are published at the beginning of the following week. The Determination Dates are the last business day before the 1st and 15th of each calendar month.

To determine the "a" treasury rate, we use the weekly series first published on or after the most recent Determination Date that occurs on or before the Start Date for the Guarantee Period. If the Start Date is the same as the Determination Date or the date of publication, or any date in between, we instead use the weekly series first published after the prior Determination Date. To determine the "b" treasury rate, we use the weekly series first published on or after the most recent Determination Date that occurs on or before the date on which the market value adjustment factor is calculated. If the calculation date is the same as the Determination Date or the date of publication, or any date in between, we will instead use the weekly series first published after the prior Determination Date.

If the number of years and or 12-month periods specified in "a" or "b" is not equal to a maturity in the Treasury Constant Maturity Series, we determine the treasury rate by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If the Treasury Constant Maturity Series becomes unavailable, we will adopt a comparable constant maturity index. If such a comparable index is not available, we will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

End of a Guarantee Period

We will notify you in writing at least 30 days prior to the end of each of your Guarantee Periods. At the end of your Guarantee Period, we will automatically transfer your Guarantee Period's Fixed Account Value to the Liberty Money Market Sub-account unless we have received:

o	your election of a new Guarantee Period from among those we offer at that time; or

o	your instructions to transfer the ending Fixed Account Value to one or more Sub-accounts of the Variable Account.

You may not elect a new Guarantee Period that is longer than the number of years remaining until the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account subject to any applicable market value adjustment. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Certificate allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to one transfer every 30 days with a $2,000,000 per transfer dollar limit. See "Transfer of Variable Account Value" and "Limits on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to changing the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. If you have authorized telephone transfers, you will be notified in advance of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 PM Eastern Time, or any other time for the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any written requests we receive later, we will execute at the close of the next business day.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the One-Year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

APPENDIX B

TELEPHONE INSTRUCTIONS

Telephone Transfers of Certificate Values

1. If there are joint Certificate Owners, both must authorize us to accept telephone instructions but either Certificate Owner may give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Certificate Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Certificate may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:
o	we receive your written revocation,
o	we discontinue the privilege, or
o	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before 4:00 P.M. Eastern Time or other close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day.

8. You must make all transfers in accordance with the terms of the Certificate and current prospectus. If your transfer instructions do not conform to these terms, we will not execute the transfer and will notify the caller within 48 hours.

9. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

APPENDIX C

SYSTEMATIC WITHDRAWAL PROGRAM

Payment Type

There are two payment types available under all Certificates (#1 & 2) and three that are available only if the owner is under age 59-1/2 at time of the first payment (#3-5). We will not set up any payment type you select if we determine that the first payment amount will be less than $100.
1.

Percentage Method. Each Certificate Year we pay you equal periodic payments based on the annual withdrawal of a specified percentage of your Certificate Value. The percentage you select may not exceed 10%. We annually redetermine the amount of your equal periodic payments.

To determine your equal periodic payment amount, we first multiply the selected percentage times your Certificate Value on the date of your first payment in each Certificate Year. We then divide that amount by the number of periods in a year. We recalculate the amount of your equal periodic payments at the beginning of each Certificate Year based on your Certificate Value at that time.

In the first Certificate Year of your participation in our Systematic Withdrawal Program, we calculate your equal periodic payments as described above, but we will only make as many payments as there are periods left in the Certificate Year. For example, if at the beginning of a Certificate Year your Certificate Value was $120,000 and you wanted to withdraw 10% in equal monthly payments, we would pay you $12,000 in 12 monthly payments of $1,000 each. However, if you started your Systematic Withdrawal Program three months into that Certificate Year, we would pay you $9,000 in 9 monthly payments of $1,000 each, and then we would recalculate your monthly payment amount. Accordingly, you would receive less than 10% of your Certificate Value in the first Certificate Year of your participation in this program.

2.

Net Amount Method. You specify a set dollar amount for each withdrawal of at least $100. In the event a surrender charge is applicable to all or part of a withdrawal because your specified amount exceeds the "free withdrawal amounts", we will increase the withdrawal amount in order to create a net withdrawal amount equal to your specified amount.

3.

IRS Fixed Amortization Method. The systematic withdrawal amount will remain the same during the entire life expectancy period. We will calculate the payment amount based on the fixed amortization method described in Revenue Ruling 2002-62, using your Certificate Value on the date of the first payment, your life expectancy or the joint life and last survivor expectancy of you and your designated beneficiary based on your attained age(s) on the date of the first payment, and an interest rate equal to the IRS's 120% Mid-Term Applicable Federal Rate (AFR) for the month prior to the month in which distributions start unless you direct us to use the AFR for another month permitted by Revenue Policy 2002-62.

4.

IRS Fixed Annuitization Method. The systematic withdrawal amount will remain the same during the entire life expectancy period. We will calculate the payment amount based on the annuity factor method described in Revenue Ruling 2002-62, using your Certificate Value on the date of the first payment and an annuity factor, which is the present value of an annuity of $1 per year beginning at your attained age and continuing for your life. We derive the annuity factor using the mortality table specified in the Revenue Ruling and an interest rate equal to the IRS's 120% Mid-Term Applicable Federal Rate for the month prior to the month in which distributions start unless you direct us to use the AFR for another month permitted by Revenue Ruling 2002-62.

5.

IRS Minimum Distribution Method. The systematic withdrawal amount will change each year during the life expectancy period. We will calculate the annual payment amount based on the minimum distribution method described in Revenue Ruling 2002-62, by dividing your current Certificate Value at the time of each year's calculation by your then current life expectancy or the then current joint life and last survivor expectancy of you and your designated beneficiary. The initial calculation of the annual payment amount will occur on the date of the first payment and each succeeding year's calculation will occur one year later. The annual payment calculated each year will be paid out in equal payments according to the frequency option chosen.

Payment Frequency and First Payment Date

You may request that withdrawals be made monthly, quarterly, semi-annually or annually. If, however, your selected payment frequency will create a withdrawal amount of less than $100, we reserve the right to reduce the frequency of payments to an interval that will result in the withdrawal being at least $100.

Unless you select a later date by written request, the date of the first withdrawal will be (a) one payment period after the Certificate Date if you request systematic withdrawals at the time of your initial purchase payment or (b) one payment period after we receive your written request to begin systematic withdrawals. If, however, your written request is for an IRS Method (#3-5) and you made a partial withdrawal in the same Certificate Year, then the first withdrawal shall instead be on the next Certificate Anniversary.

Federal Income Tax Withholding

The taxable portion of withdrawals you receive from your Certificate is subject to 10% federal income tax withholding unless you elect not to have withholding apply. Any withholding will be deducted from the payment amount calculated under the payment type in effect.

You may elect not to have withholding apply to withdrawal payments by signing and dating an election of no withholding. You are liable for payment of federal income tax on the taxable portion of your withdrawal. You also may be subject to tax penalties if your withholding and estimated tax payments are not sufficient.

If you want federal income tax withholding to apply, please sign and date an election of withholding. Your election to withhold or to not withhold will remain in effect until you revoke it. You may revoke it at any time.

Direct Deposit of Payments

If you request direct deposit of systematic withdrawals to your checking or savings account, we will use our best effort to ensure that the correct amount is credited to your account within three business days of the payment date. If we transfer less than the correct amount, any shortfall will be corrected in full with the next transfer. If we transfer more than the correct amount or duplicate a transfer in error, any excess or duplicate amount, unless repaid to us in one sum, will be deducted from future transfers until we are repaid in full.

Important Income Tax Information

Payment Types 1 & 2. Systematic withdrawals will be taxed under the regular rules applicable to surrenders and not under the special exclusion ratio/amount rules applicable to annuity payments. All or part of each withdrawal may thus be taxable. In addition, anyone under the age of 59-1/2 at the time of a withdrawal may also be subject to a 10% federal income tax penalty on the taxable portion of the withdrawal. Our reporting to the Internal Revenue Service will be based on our opinion of the taxable amount and whether the penalty tax applies.

Payment Types 3-5. Based on Internal Revenue Service (IRS) requirements, we will report to the IRS that systematic withdrawals under IRA Certificates are 100% taxable. Under other Certificates, our reporting will be based on our opinion of the taxable amount. Under all Certificates, it is our opinion under current federal income tax laws that the withdrawals will not be subject to an additional 10% federal income penalty tax because they will be part of a series of substantially equal periodic payments made for your life expectancy or joint life expectancy of you and your designated beneficiary. We will thus report to the IRS that no penalty tax applies. If, however, before the later of your attaining age 59-1/2 or five years after the first payment, you either direct that a systematic withdrawal payment be made to another issuer as a non-taxable transfer or you end systematic withdrawals, you will then be subject to both retroactive 10% federal penalty taxes on all systematic withdrawals made before 59-1/2 and federal interest penalties on those taxes. Unlike you, we may not end your systematic withdrawals before your retroactive penalty tax period has expired.

Other Systematic Withdrawal Conditions

Under payment types #1 & 2, if any withdrawal would cause your Certificate Value to be reduced below the minimum value specified in your Certificate, that withdrawal will not be made and will contact you about modifying the withdrawal amount and/or the payment frequency so that withdrawals may resume. Your systematic withdrawals will continue until we receive your written revocation, we discontinue the program, or the annuitant or an owner dies. Once authorization terminates, systematic withdrawals cannot be resumed again until after the next Certificate Anniversary. At that time a new systematic withdrawal request form will be required. All additional withdrawals after termination will be treated as regular withdrawals and surrender charges may apply.

Under payment types #3-5, you may not make a withdrawal outside the program or surrender the Certificate during the period of systematic withdrawals. Also, you may not make any additional purchase payments to the Certificate. Your systematic withdrawals will continue in force until we receive your written revocation, you die, or we discontinue the program after the later of your attaining age 59-1/2 or five years after your first payment. Once your authorization terminates, systematic withdrawals may not be resumed. All additional withdrawals after termination will be treated as regular withdrawals and surrender charges may apply.

For other information of a general nature, including circumstances under which the surrender charge and/or the Fixed Account market value adjustment may apply to any withdrawals, see "Systematic Withdrawal Program" under "OTHER SERVICES".

Distributed by:

Clarendon Insurance Agency Inc.

One Sun Life Executive Park,

Wellesley Hills, MA 02481-5699

Issued by:

Sun Life Assurance Company of Canada (U.S.)

P.O. Box 9133

Wellesley Hills, MA 02481

BVA.PROS	5/2005

Yes. I would like to receive the Keyport Latitude Variable Annuity Statement of Additional Information.

Yes. I would like to receive the Statement of Additional Information for the Eligible Funds of:

AIM Variable Insurance Funds, Inc.

AllianceBernstein Variable Products Series Fund, Inc.

Fidelity Variable Insurance Products Funds

Liberty Variable Investment Trust

MFS Variable Insurance Trust

Rydex Variable Trust

SteinRoe Variable Investment Trust

Wanger Advisors Trust

Name

Address

City

State

Zip

BUSINESS REPLY MAIL

FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

POSTAGE WILL BE PAID BY ADDRESSEE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

P.O. BOX 9133

WELLESLEY HILLS, MA 02481

NO POSTAGE

NECESSARY

IF MAILED

IN THE

UNITED STATES

STATEMENT OF ADDITIONAL INFORMATION

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

KEYPORT VARIABLE ACCOUNT A

OF

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ("Sun Life (U.S.)")

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Keyport Latitude variable annuity prospectus dated April 29, 2005. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Sun Life (U.S.) at P.O. Box 9133, MA 02481 or by calling (800) 367-3653.

TABLE OF CONTENTS

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The date of this statement of additional information is April 29, 2005.

L.SAI	5/2005

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

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Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1034 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Finacial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp. For additional information about Sun Life (U.S.), see page 12 of the prospectus.

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VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, we calculate separately each Sub-account's contribution to your periodic payments. Your total periodic payment equals: (a) the sum of the payment amounts determined for all for the Sub-accounts you have selected; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

The portion of your first payment based on your interest in a Sub-account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of your interest in that Sub-account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option and the assumed annual investment rate ("AIR") you have selected; or (b) the factor currently offered by Sun Life (U.S.) at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law. The effect of your choice of AIR on the initial and subsequent annuity payments is explained in "Variable Annuity Payment Values" in the prospectus and in the last paragraph of this section.

The number of Annuity Units for each Sub-account will be determined by dividing such first payment by the Sub-account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-account Annuity Units; and (b) is the Sub-account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Sun Life (U.S.) uses an Annuity Unit value. Each Sub-account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Eligible Fund shares were first purchased on behalf of each Sub-account, each Annuity Unit for such Sub-account was valued at a specified dollar amount. The Unit value for each Sub-account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. (See "Net Investment Factor" in the prospectus.) This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each AIR, Sun Life (U.S.) calculates a net investment factor for each Sub-account by dividing (a) by (b), where:
(a)	is equal to the net investment factor as defined in the prospectus; and

(b)

is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the AIR. The AIR for Annuity Units based on the Certificate's annuity tables is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates). An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-account(s) (after deducting the Mortality and Expense Risk Charge and the Distribution Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-account Payments

The number of Annuity Units for each Sub-account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Sun Life (U.S.) to change the Sub-account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-account. The percentage for each Sub-account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Sun Life (U.S.) receives the request, Sun Life (U.S.) will: (a) value the Annuity Units for each Sub-account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

SAFEKEEPING OF ASSETS

Sun Life (U.S.) acts as custodian for, and is responsible for the safekeeping of, the assets of the Variable Account. Sun Life (U.S.) has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificates Owners' records, and all accounting, valuation, regulatory and reporting requirements.

PRINCIPAL UNDERWRITER

The Contract and Certificates, which are offered continuously, are distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), a subsidiary of Sun Life (U.S.).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report, dated March 18, 2005, accompanying such financial statements expresses an unqualified opinion and includes explanatory paragraphs relating to the Company's adoption of provisions of Statement of Financial Accounting Standards No. 141, Business Combinations, effective December 31, 2003, American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, and the provisions of FASB Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of Account Research Bulletin No. 51, effective December 31, 2003, and FASB Interpretation No 46R, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51 (Revised), described in Note 1), and have been included on their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of Keyport Variable Account A that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report dated April 28, 2005 accompanying the financial statements of Keyport Variable Account A expresses an unqualified opinion) and have been included on their authority as experts in accounting and auditing.

INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-accounts. A Sub-account's performance may also be compared to the performance of Sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity Sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as distribution charges or administrative charges) that are deducted directly from Certificate values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

Average Annual Total Return for a Certificate that is Surrendered

The tables below provide performance results for each Sub-account through December 31, 2004. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Certificate Owner.

The following tables were calculated using the method prescribed by the Securities and Exchange Commission. They illustrate each Sub-account's average annual total return over the periods shown assuming a single $1,000 initial purchase payment, including a 5% Premium Credit and the surrender of the Certificate at the end of each period. The Sub-account's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Sub-account for the period specified. The first table uses the inception date of the Certificate's Sub-accounts while the second table assumes the Certificate was available prior to that date on the Funds' inception date.

Each calculation assumes that the $1,000 initial purchase payment and a 5% Premium Credit were allocated to only one Sub-account and no transfers or additional purchase payments were made. The rate of return reflects all charges assessed against a Certificate and the Sub-account except for any premium taxes that may be payable and any charge for optional benefits. The charges reflected are: a Surrender Charge that applies when the hypothetical Certificate is surrendered; the annual 1.25% Mortality and Expense Risk Charge; the annual 0.15% distribution charge; and, on an allocated basis, the Certificate's Certificate Maintenance Charge that is deducted at the end of each year and upon surrender. The Surrender Charge used in the calculations for a particular Sub-account is equal to the percentage charge in effect at the end of the period multiplied by the assumed $1,000 payment. The percentage charge declines from 8% to 2% over 9 years.

	Average Annual Total Return for a
	Certificate Surrendered on 12/31/04
	Hypothetical $1,000 Purchase Payment*

	Length of Investment Period

	One	Three	Five	Ten	Since Sub-account
Sub-account	Year	Years	Years	Years	Inception Shown
AIM Capital Appreciation	2.41%	-0.63%	-7.83%	N/A	0.96%(05/19/98)
AIM International Growth	20.40%	8.81%	-6.68%	N/A	1.40%(05/19/98)
AIM Premier Equity	1.52%	-4.67%	-8.50%	N/A	5.72%(07/01/99)
AllianceBernstein Growth & Income	7.17%	2.60%	4.10%	N/A	5.61%(05/19/98)
AllianceBernstein Large Cap Growth	4.19%	-4.61%	-9.96%	N/A	5.74%(11/18/96)
AllianceBernstein Global Technology	0.81%	-6.19%	-13.72%	N/A	-5.95%(07/01/99)
AllianceBernstein Worldwide Privatization	20.37%	17.91%	N/A	N/A	4.14%(06/01/00)
Fidelity VIP Dynamic Capital Appreciation	-3.12%	3.45%	N/A	N/A	0.75%(03/05/01)
Fidelity VIP Equity Income	7.18%	4.34%	N/A	N/A	3.39%(06/01/00)
Fidelity VIP Growth Opportunities	2.68%	0.52%	N/A	N/A	-4.37%(06/01/00)
Colonial Strategic Income	5.75%	10.39%	6.57%	N/A	5.99%(11/18/96)
Columbia High Yield	2.86%	N/A	N/A	N/A	6.14%(04/14/03)
Liberty Growth & Income	9.48%	-0.17%	0.31%	N/A	7.60%(11/18/96)
Liberty S&P 500 Index	6.02%	0.76%	N/A	N/A	-3.76%(06/01/00)
Liberty Select Value	11.41%	7.53%	N/A	N/A	7.96%(06/01/00)
Newport Tiger**	11.84%	9.75%	-1.87%	N/A	-0.22%(11/18/96)
MFS Emerging Growth	8.72%	-3.10%	-13.61%	N/A	3.69%(11/18/96)
MFS Investors Growth Stock	4.85%	-3.20%	N/A	N/A	-1.57%(06/01/00)
MFS Investors Trust	7.07%	0.14%	N/A	N/A	-3.35%(06/01/00)
MFS New Discovery	1.98%	-3.18%	N/A	N/A	-2.16%(06/01/00)
Rydex OTC	5.22%	-2.99%	N/A	N/A	-20.91%(03/15/00)
Liberty Asset Allocation	5.70%	3.24%	-0.60%	N/A	4.52%(11/18/96)
Liberty Federal Securities	-0.39%	3.31%	5.34%	N/A	5.12%(11/18/96)
Columbia Large Cap Growth	-6.40%	-7.12%	-12.09%	N/A	2.17%(11/18/96)
Wanger International Select	20.75%	12.59%	N/A	N/A	-0.23%(10/16/00)
Wanger International Small Cap	26.89%	17.25%	N/A	N/A	2.46%(10/16/00)
Wanger Select	15.54%	11.34%	N/A	N/A	11.17%(10/16/00)
Wanger U.S. Smaller Companies	14.53%	10.99%	N/A	N/A	11.54%(10/16/00)

* Eligible Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Eligible Funds. Without this expense reimbursement, any return percentages shown that include these calendar years would be lower.

**Newport Tiger is no longer available for investment.
	Average Annual Total Return for a
	Certificate Surrendered on 12/31/04
	Hypothetical $1,000 Purchase Payment*

	Length of Investment Period

	One	Three	Five	Ten	Since Eligible Fund
Sub-account	Year	Years	Years	Years	Inception Shown
AIM Capital Appreciation	2.41%	-0.63%	-7.83%	7.37%	7.95%(05/05/93)
AIM International Growth	20.40%	8.81%	-6.68%	6.74%	6.44%(05/05/93)
AIM Premier Equity	1.52%	-4.67%	-8.50%	7.21%	7.57%(05/05/93)
AllianceBernstein Growth & Income	7.17%	2.60%	4.10%	13.23%	10.59%(01/14/91)
AllianceBernstein Large Cap Growth	4.19%	-4.61%	-9.96%	10.44%	9.86%(06/26/92)
AllianceBernstein Global Technology	0.81%	-6.19%	-13.72%	N/A	5.27%(01/11/96)
AllianceBernstein Worldwide Privatization	20.37%	17.91%	0.14%	N/A	8.84%(02/28/95)
Fidelity VIP Dynamic Capital Appreciation	-3.12%	3.45%	N/A	N/A	-9.14%(09/25/00)
Fidelity VIP Equity Income	7.18%	4.34%	2.87%	10.14%	9.82%(10/10/86)
Fidelity VIP Growth Opportunities	2.68%	0.52%	-6.63%	N/A	5.74%(01/05/95)
Colonial Strategic Income	5.75%	10.39%	6.57%	7.36%	7.01%(07/05/94)
Columbia High Yield	2.86%	-1.94%	-3.33%	N/A	-0.32%(05/19/98)
Liberty Growth & Income	9.48%	-0.17%	0.31%	10.83%	10.68%(07/05/94)
Liberty S&P 500 Index	6.02%	0.76%	N/A	N/A	-3.74%(05/25/00)
Liberty Select Value	11.41%	7.53%	N/A	N/A	7.92%(05/25/00)
Newport Tiger**	11.84%	9.75%	1.87%	N/A	1.60%(05/01/95)
MFS Emerging Growth	8.72%	-3.10%	-13.61%	N/A	6.48%(07/24/95)
MFS Investors Growth Stock	4.85%	-3.20%	-6.40%	N/A	-0.12%(05/03/99)
MFS Investors Trust	7.07%	0.14%	-3.61%	N/A	6.40%(10/09/95)
MFS New Discovery	1.98%	-3.18%	-3.53%	N/A	6.04%(04/29/98)
Rydex OTC	5.22%	-2.99%	-18.36%	N/A	4.64%(05/07/97)
Liberty Asset Allocation	5.70%	3.24%	-0.60%	7.40%	7.80%(01/01/89)
Liberty Federal Securities	-0.39%	3.31%	5.34%	6.01%	6.09%(01/01/89)
Columbia Large Cap Growth	6.40%	-7.12%	-12.09%	7.14%	8.47%(01/01/89)
Wanger International Select	20.75%	12.59%	0.03%	N/A	11.06%(02/01/99)
Wanger International Small Cap	26.89%	17.25%	-4.34%	N/A	14.03%(05/03/95)
Wanger Select	15.54%	11.34%	10.32%	N/A	14.16%(02/01/99)
Wanger U.S. Smaller Companies	14.53%	10.49%	6.37%	N/A	15.16%(05/03/95)

* Eligible Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Eligible Funds. Without this expense reimbursement, any return percentages shown that include these calendar years would be lower.

**Newport Tiger is no longer available for investment.

Change in Accumulation Unit Value

The following performance information illustrates the average annual change and the actual annual change in Accumulation Unit values for each Sub-account and is computed differently than the standardized average annual total return information. Performance information for periods prior to the inception date of the Certificate's Sub-accounts assumes the Certificates were available prior to that date on the Funds' inception date.

A Sub-account's average annual change in Accumulation Unit values is the annualized rate at which the value of a Unit changes over the time period illustrated. A Sub-account's actual annual change in Accumulation Unit values is the rate at which the value of a Unit changes over each 12-month period illustrated. These rates of change in Accumulation Unit values reflect the Certificate's annual 1.25% Mortality and Expense Risk Charge and the annual 0.15% distribution charge. They do not reflect deductions for any Surrender Charge, Certificate Maintenance Charge, charge for optional benefits and premium taxes. The rates of change would be lower if these charges were included.
	Average Annual Change	Average Annual Change
	In Accumulation Unit	in Accumulation Unit Value
	Value From Eligible Fund	over the period shown
	Inception Shown	Through 12/31/04
Sub-account	through 12/31/04**	Three Years	Five Years	Ten Years
AIM Capital Appreciation	7.50%(05/05/93)	0.06%	-7.81%	6.86%
AIM International Growth	6.00%(05/05/93)	8.98%	-6.66%	6.23%
AIM Premier Equity	7.12%(05/05/93)	-3.99%	-8.47%	6.69%
AllianceBernstein Growth & Income	10.21%(01/14/91)	3.11%	3.93%	12.68%
AllianceBernstein Large Cap Growth	9.43%(06/26/92)	-3.93%	-9.93%	9.91%
AllianceBernstein Global Technology	4.85%(01/11/96)	-5.52%	-13.69%	N/A
AllianceBernstein Worldwide Privatization	8.69%(02/28/95)	17.66%	0.15%	N/A
Fidelity VIP Dynamic Capital Appreciation	-8.90%(09/25/00)	3.90%	N/A	N/A
Fidelity VIP Equity Income	9.53%(10/10/86)	4.75%	2.75%	9.61%
Fidelity VIP Growth Opportunities	5.70%(01/05/95)	1.14%	-6.61%	N/A
Columbia High Yield	-0.46%(05/19/98)	-1.25%	-3.31%	N/A
Colonial Strategic Income	6.52%(07/05/94)	10.48%	6.31%	6.84%
Liberty Growth & Income	10.17%(07/05/94)	0.49%	0.31%	10.29%
Liberty S&P 500 Index	-3.51%(05/25/00)	1.37%	N/A	N/A
Liberty Select Value	7.76%(05/25/00)	7.77%	N/A	N/A
Newport Tiger***	1.79%(05/01/95)	9.87%	-1.86%	N/A
MFS Emerging Growth	6.42%(07/24/95)	-2.42%	-13.59%	N/A
MFS Investors Growth Stock	-0.11%(05/03/99)	-2.52%	-6.38%	N/A
MFS Investors Trust	6.36%(10/09/95)	0.79%	-3.59%	N/A
MFS New Discovery	5.70%(04/29/98)	-2.50%	-3.52%	N/A
Rydex OTC	4.27%(05/07/97)	-2.30%	-18.33%	N/A
Liberty Asset Allocation	7.47%(01/01/89)	3.71%	-0.58%	6.88%
Liberty Federal Securities	5.77%(01/01/89)	3.78%	5.12%	5.50%
Columbia Large Cap Growth	8.14%(01/01/89)	-6.46%	-12.06%	6.62%
Wanger International Select	10.65%(02/01/99)	12.58%	0.05%	N/A
Wanger International Small Cap	13.72%(05/03/95)	17.03%	-4.32%	N/A
Wanger Select	13.67%(02/01/99)	11.39%	9.92%	N/A
Wanger U.S. Smaller Companies	14.82%(05/03/95)	10.58%	6.11%	N/A
	12-Month Period Change in Accumulation
	Unit Value**
Sub-account	1995	1996	1997	1998	1999
AIM Capital Appreciation	33.79%	15.98%	11.90%	17.68%	42.62%
AIM International Growth	16.74%	21.67%	7.12%	11.03%	52.91%
AIM Premier Equity	34.34%	13.45%	21.99%	24.89%	28.12%
AllianceBernstein Growth & Income	33.93%	22.36%	27.02%	19.22%	9.54%
AllianceBernstein Large Cap Growth	42.85%	21.00%	32.01%	45.93%	30.17%
AllianceBernstein Global Technology	N/A	8.65%*	4.74%	61.13%	72.69%
AllianceBernstein Worldwide Privatization	8.10%*	16.87%	9.22%	4.23%	56.64%
Fidelity VIP Dynamic Capital Appreciation	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Equity Income	33.23%	12.69%	26.29%	10.00%	4.79%
Fidelity VIP Growth Opportunities	29.82%*	16.63%	28.16%	22.79%	2.74%
Colonial Strategic Income	16.67%	8.20%	7.70%	4.56%	0.38%
Columbia High Yield	N/A	N/A	N/A	-3.42%*	0.23%
Liberty Growth & Income	27.91%	20.14%	30.41%	18.49%	10.45%
Liberty S&P 500 Index	N/A	N/A	N/A	N/A	N/A
Liberty Select Value	N/A	N/A	N/A	N/A	N/A
Newport Tiger***	14.46%*	9.69%	-32.09%	-7.73%	65.70%
MFS Emerging Growth	16.70%*	15.40%	20.22%	32.31%	74.28%
MFS Investors Growth Stock	N/A	N/A	N/A	N/A	38.22%*
MFS Investors Trust	6.31%*	22.72%	27.99%	20.64%	5.22%
MFS New Discovery	N/A	N/A	N/A	1.25%*	71.02%
Rydex OTC	N/A	N/A	6.54%*	83.23%	94.14%
Liberty Asset Allocation	23.75%	14.01%	15.21%	10.99%	11.07%
Liberty Federal Securities	14.14%	3.25%	7.54%	5.32%	-0.34%
Columbia Large Cap Growth	35.84%	19.59%	30.45%	26.14%	35.05%
Wanger International Select	N/A	N/A	N/A	N/A	81.59%*
Wanger International Small Cap	33.28%*	30.17%	2.82%	14.72%	14.72%
Wanger Select	N/A	N/A	N/A	N/A	N/A
Wanger U.S. Smaller Companies	15.88%*	44.55%	27.63%	7.18%	7.18%
	12-Month Period Change in Accumulation
	Unit Value**
Sub-account	2000	2001	2002	2003	2004
AIM Capital Appreciation	-12.14%	-24.35%	-25.40%	27.73%	5.15%
AIM International Growth	-27.42%	-26.60%	-16.84%	27.28%	22.29%
AIM Premier Equity	-15.82%	-13.78%	-31.22%	23.35%	4.31%
AllianceBernstein Growth & Income	12.03%	-1.24%	-23.34%	30.36%	9.68%
AllianceBernstein Large Cap Growth	-17.92%	-18.55%	-31.80%	21.66%	6.84%
AllianceBernstein Global Technology	-22.75%	-26.49%	-42.61%	41.81%	3.63%
AllianceBernstein Worldwide Privatization	-24.16%	-18.43%	-5.58%	41.10%	22.26%
Fidelity VIP Dynamic Capital Appreciation	-15.11%*	-29.43%	-8.83%	23.19%	-0.12%
Fidelity VIP Equity Income	6.65%	-6.54%	-18.30%	28.23%	9.69%
Fidelity VIP Growth Opportunities	-18.41%	-15.83%	-23.09%	27.62%	5.41%
Colonial Strategic Income	-1.51%	2.22%	6.71%	16.66%	8.33%
Columbia High Yield	-8.41%	-4.18%	-5.11%	13.96%	5.58%
Liberty Growth & Income	2.13%	-2.03%	-23.14%	18.01%	11.89%
Liberty S&P 500 Index	6.00%*	-13.37%	-23.82%	25.92%	8.59%
Liberty Select Value	10.46%*	2.04%	-12.44%	25.68%	13.72%
Newport Tiger***	-16.47%	-17.82%	-18.84%	43.19%	14.13%
MFS Emerging Growth	-20.77%	-34.54%	-34.77%	28.14%	11.16%
MFS Investors Growth Stock	4.73%	-25.88%	-28.72%	20.91%	7.48%
MFS Investors Trust	-1.66%	-17.27%	-22.24%	20.15%	9.59%
MFS New Discovery	-3.45%	-6.57%	-32.74%	31.59%	4.74%
Rydex OTC	-39.04%	-36.08%	-39.70%	43.41%	7.83%
Liberty Asset Allocation	-2.56%	-10.65%	-13.16%	18.63%	8.28%
Liberty Federal Securities	9.10%	5.28%	8.07%	0.90%	2.48%
Columbia Large Cap Growth	-13.35%	-25.83%	-31.23%	23.32%	-3.50%
Wanger International Select	-2.93%	-27.63%	-16.46%	39.29%	22.62%
Wanger International Small Cap	123.30%	-35.66%	-22.25%	46.81%	28.47%
Wanger Select	32.95%*	7.94%	7.57%	28.92%	17.65%
Wanger U.S. Smaller Companies	23.34%	-9.42%	9.84%	41.25%	16.69%

* Percentage of change is for less than 12 months; it is for the period from the inception date shown to the end of the year.

**Eligible Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Eligible Funds. Without this expense reimbursement, any return percentages shown that include these calendar years would be lower.

***Newport Tiger is no longer available for investment.

Yield for Liberty Money Market Sub-account

Yield percentages for the Liberty Money Market Sub-account are calculated using the method prescribed by the Securities and Exchange Commission. Yields reflect the deduction of the annual 1.40% asset-based Certificate charges. Yields also reflect, on an allocated basis, the Certificate's annual $36 Certificate Maintenance Charge that is collected after the first Certificate Anniversary. Yields do not reflect Surrender Charges, charges for optional benefits, and premium tax charges. The yield would be lower if these charges were included. The following is the standardized formula:

Yield equals:   (A - B - 1) X  365
                               C                 7

Where:
A	=	the Accumulation Unit value at the end of the 7-day period.

B	=

hypothetical Certificate Maintenance Charge for the 7-day period. The assumed annual Liberty Money Market Sub-account charge is equal to the $36 Certificate charge multiplied by a fraction equal to the average number of Certificates with Liberty Money Market Sub-account value during the 7-day period divided by the average total number of Certificates during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one Liberty Money Market Sub-account Accumulation Unit during the 7-day period divided by the average Certificate Value in Liberty Money Market Sub-account during the 7-day period.

C	=	the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the Liberty Money Market Sub-account will continue over an entire year.

For the 7-day period ended 12/31/04 the yield for the Liberty Money Market Sub-account was -0.35%.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sun Life Assurance Company of Canada (U.S.) and Contract Owners of Keyport Variable Account A:

We have audited the accompanying statements of assets and liabilities of the AIM VI Capital Appreciation Series I Sub-Account, AIM VI Growth Series I Sub-Account, AIM VI International Growth Series I Sub-Account, AIM VI Premier Equity Series I Sub-Account, Alger American Growth Portfolio Sub-Account, Alger American Small Capitalization Portfolio Sub-Account, AllianceBernstein Global Bond Portfolio (A) Sub-Account, AllianceBernstein Global Bond Portfolio (B) Sub-Account, AllianceBernstein Growth & Income Portfolio (A) Sub-Account, AllianceBernstein Growth & Income Portfolio (B) Sub-Account, AllianceBernstein Growth Portfolio (B) Sub-Account, AllianceBernstein International Portfolio (B) Sub-Account, AllianceBernstein Premier Growth Portfolio (A) Sub-Account, AllianceBernstein Premier Growth Portfolio (B) Sub-Account, AllianceBernstein Real Estate Investment Portfolio (A) Sub-Account, AllianceBernstein Technology Portfolio (B) Sub-Account, AllianceBernstein Total Return Portfolio (B) Sub-Account, AllianceBernstein Worldwide Privatization Portfolio (B) Sub-Account, UBS Global AM Tactical Allocation Sub-Account, Fidelity VIP Equity Income Fund - SC2 Sub-Account, Fidelity VIP III Dynamic Capital Appreciation Fund - SC2 Sub-Account, Fidelity VIP III Growth Opportunities Fund - SC2 Sub-Account, Templeton Developing Markets Securities Fund 2 Sub-Account, Colonial Global Equity Fund VS (B) Sub-Account, Colonial International Horizons VS (B) Sub-Account, Colonial Small Cap Value Fund VS (A) Sub-Account, Colonial Small Cap Value Fund VS (B) Sub-Account, Colonial Strategic Income Fund VS (A) Sub-Account, Colonial Strategic Income Fund VS (B) Sub-Account, Columbia High Yield Fund II VS (A) Sub-Account, Columbia High Yield Fund II VS (B) Sub-Account, Columbia International Fund VS (A) Sub-Account, Columbia International Fund VS (B) Sub-Account, Columbia Real Estate Equity Fund II VS (B) Sub-Account, Crabbe Huson Real Estate Investment Fund VS (B) Sub-Account, Exeter Growth Fund Sub-Account, Exeter Moderate Growth Sub-Account, Liberty Growth & Income Fund VS (A) Sub-Account, Liberty Growth & Income Fund VS (B) Sub-Account, Liberty Newport Japan Opportunities Fund VS (B) Sub-Account, Liberty S&P 500 Index Fund, VS (A) Sub-Account, Liberty S&P 500 Index Fund VS (B) Sub-Account, Liberty Select Value Fund VS (A) Sub-Account, Liberty Select Value Fund VS (B) Sub-Account, Newport Tiger Fund VS (A) Sub-Account, Newport Tiger Fund VS (B) Sub-Account, Wanger International Select Fund Sub-Account, Wanger International Small Cap Fund Sub-Account, Wanger Select Fund Sub-Account, Wanger US Smaller Companies Fund Sub-Account, MFS Bond Series IC Sub-Account, MFS Emerging Growth Series IC Sub-Account, MFS Emerging Growth Series SC Sub-Account, MFS Investors Growth Stock Series SC Sub-Account, MFS Investors Trust Series SC Sub-Account, MFS New Discovery Series SC Sub-Account, MFS Research Series IC Sub-Account, Rydex Arktos Fund Sub-Account, Rydex Banking Fund Sub-Account, Rydex Basic Material Fund Sub-Account, Rydex Biotechnology Fund Sub-Account, Rydex Consumer Products Fund Sub-Account, Rydex Electronics Fund Sub-Account, Rydex Energy Fund Sub-Account, Rydex Energy Services Fund Sub-Account, Rydex Financial Services (A) Fund Sub-Account, Rydex Financial Services (B) Fund Sub-Account, Rydex Health Care Fund VS (A) Sub-Account, Rydex Health Care Fund VS (B) Sub-Account, Rydex Internet Fund Sub-Account, Rydex Juno Fund Sub-Account, Rydex Large Cap Europe Fund Sub-Account, Rydex Large Cap Japan Fund Sub-Account, Rydex Medius Fund Sub-Account, Rydex Mekros Fund Sub-Account, Rydex Nova Fund Sub-Account, Rydex OTC Fund Sub-Account, Rydex Precious Metals Fund Sub-Account, Rydex Real Estate Fund Sub-Account, Rydex Retailing Fund Sub-Account, Rydex Technology Fund Sub-Account, Rydex Telecommunications Fund Sub-Account, Rydex Titan 500 Fund Sub-Account, Rydex Transportation Fund Sub-Account, Rydex Ursa Fund Sub-Account, Rydex US Government Bond Fund Sub-Account, Rydex US Government Money Market Fund Sub-Account, Rydex Utilities Fund Sub-Account, Rydex Velocity 100 Fund Sub-Account, Liberty Asset Allocation Fund VS (A) Sub-Account, Liberty All-Star Equity Fund VS (A) Sub-Account, Liberty All-Star Equity Fund VS (B) Sub-Account, Liberty Asset Allocation Fund VS (B) Sub-Account, Liberty Federal Securities Fund VS (A) Sub-Account, Liberty Federal Securities Fund VS (B) Sub-Account, Liberty Money Market Fund VS (A) Sub-Account, Liberty Small Company Growth Fund VS (A) Sub-Account, Liberty Value Fund VS (A) Sub-Account, Liberty Value Fund VS (B) Sub-Account, SteinRoe Global Utilities Fund VS (A) Sub-Account, SteinRoe Growth Stock Fund VS (A) Sub-Account, and SteinRoe Growth Stock Fund VS (B) Sub-Account of Sun Life Assurance Company of Canada (U.S.) - Keyport Variable Account A (the "Sub-Accounts") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The information contained in footnote 5 for the year ended December 31, 2001 was derived from the financial statements for the year ended December 31, 2001 audited by other auditors whose report dated April 19, 2002 expressed an unqualified opinion.

Deloitte & Touche LLP

Boston, Massachusetts

April 28, 2005

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) -KEYPORT VARIABLE ACCOUNT A

Statements of Assets and Liabilities

December 31, 2004
Assets
Investments at market value:	Shares	Cost	Value

AIM Variable Insurance Funds, Inc. :
AIM VI Capital Appreciation Series I	765,724	$27,564,030	$17,374,279
AIM VI Growth Series I	125,799	3,500,230	2,019,073
AIM VI International Growth Series I	1,624,862	29,830,357	32,123,515
AIM VI Premier Equity Series I	1,021,923	32,886,509	21,766,966

Alger American Fund :
Alger American Growth Portfolio	1,121,884	57,564,684	39,400,571
Alger American Small Capitalization Portfolio	591,296	26,362,335	11,979,656

AllianceBernstein Variable Products Series Fund, Inc. :
AllianceBernstein Global Bond Portfolio (A)	1,267,811	14,950,534	17,280,263
AllianceBernstein Global Bond Portfolio (B)	389,131	4,300,837	5,257,162
AllianceBernstein Growth & Income Portfolio (A)	179,381	3,942,522	4,319,489
AllianceBernstein Growth & Income Portfolio (B)	2,014,567	44,972,782	48,087,708
AllianceBernstein Growth Portfolio (B)	65,445	933,044	1,181,281
AllianceBernstein International Portfolio (B)	34,657	398,738	525,053
AllianceBernstein Premier Growth Portfolio (A)	1,936,359	51,069,441	45,388,257
AllianceBernstein Premier Growth Portfolio (B)	1,240,238	48,015,406	28,661,909
AllianceBernstein Real Estate Investment Portfolio (A)	49,439	495,835	1,021,411
AllianceBernstein Technology Portfolio (B)	1,041,820	36,072,155	15,710,648
AllianceBernstein Total Return Portfolio (B)	95,625	1,642,273	1,800,614
AllianceBernstein Worldwide Privatization Portfolio (B)	148,106	1,969,581	2,978,413

UBS Series Trust :
UBS Global AM Tactical Allocation	850,542	13,705,817	11,448,298

Exeter Insurance Fund, Inc. :
Exeter Growth Fund	-	-	-
Exeter Moderate Growth Fund	-	-	-

Fidelity VIP Funds :
Fidelity VIP Equity Income Fund - SC2	1,730,521	37,197,972	43,418,765
Fidelity VIP III Dynamic Capital Appreciation Fund-SC2	155,796	955,336	1,107,711
Fidelity VIP III Growth Opportunities Fund - SC2	1,108,998	17,021,618	17,699,605

Franklin Templeton Funds:
Templeton Developing Markets Securities Fund 2	332,174	2,336,582	2,879,949

Liberty Variable Investment Trust :
Colonial Global Equity Fund, VS (B)	-	-	-
Colonial High Yield Securities Fund, VS (A)	-	-	-
Colonial High Yield Securities Fund, VS (B)	-	-	-
Colonial International Horizons Fund, VS (B)	-	-	-
Colonial Small Cap Value Fund, VS (A)	603,354	6,272,071	10,220,825
Colonial Small Cap Value Fund, VS (B)	1,171,903	13,215,473	19,828,593
Colonial Strategic Income Fund, VS (A)	6,588,926	74,251,916	65,625,701
Colonial Strategic Income Fund, VS (B)	4,787,369	45,624,387	47,634,325
Columbia High Yield Fund II, VS (A)	685,568	6,275,256	6,547,176
Columbia High Yield Fund II, VS (B)	2,043,765	18,730,479	19,538,391
Columbia International Fund , VS (A)	24,206,202	42,526,696	45,991,784
Columbia International Fund , VS (B)	3,213,903	3,993,159	6,106,415
Columbia Real Estate Equity Fund II, VS (B)	183,602	1,894,256	2,280,333
Crabbe Huson Real Estate Investment Fund, VS (B)	-	-	-
Liberty All-Star Equity Fund, VS (A)	-	-	-
Liberty All-Star Equity Fund, VS (B)	-	-	-
Liberty Newport Japan Opp Fund,VS (A)	-	-	-
Liberty Newport Japan Opp Fund, VS (B)	-	-	-

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) -KEYPORT VARIABLE ACCOUNT A

Statements of Assets and Liabilities

December 31, 2004
Assets (continued)	Shares	Cost	Value

Liberty Variable Investment Trust (continued):
Liberty Growth & Income Fund VS, (A)	8,247,324	$133,570,227	$130,472,664
Liberty Growth & Income Fund, VS (B)	2,362,509	36,824,855	37,327,648
Liberty S&P 500 Index Fund, VS (A)	8,695	103,481	90,862
Liberty S&P 500 Index Fund, VS (B)	4,056,355	39,491,349	42,307,778
Liberty Select Value Fund, VS (A)	8,566	103,474	151,281
Liberty Select Value Fund, VS (B)	1,989,885	26,717,022	35,101,572
Liberty Value Fund, VS (A)	-	-	-
Liberty Value Fund, VS (B)	-	-	-
Newport Tiger Fund, VS (A)	2,840,297	5,309,245	6,788,308
Newport Tiger Fund, VS (B)	1,204,159	2,329,674	2,926,107
SteinRoe Global Utilities Fund, VS(A)	-	-	-
SteinRoe Global Utilities Fund, VS(B)	-	-	-

Wanger Advisers Trust
Wanger International Select Fund	350,583	4,483,011	6,026,514
Wanger International Small Cap Fund	778,644	12,519,154	19,824,267
Wanger Select Fund	1,192,008	18,508,081	26,355,290
Wanger US Smaller Companies Fund	1,779,077	37,463,932	55,809,659

MFS Variable Insurance Trust :
MFS Bond Series IC	266,532	3,012,020	3,241,035
MFS Emerging Growth Series IC	731,568	12,786,437	12,817,064
MFS Emerging Growth Series SC	340,497	9,436,619	5,914,440
MFS Investors Growth Stock Series SC	1,663,094	18,063,716	15,533,303
MFS Investors Trust Series SC	907,366	15,895,636	16,323,512
MFS New Discovery Series SC	509,019	7,613,286	7,487,676
MFS Research Series IC	1,406,577	23,426,744	21,520,625

Rydex Variable Trust :
Rydex Arktos Fund	278,280	6,396,506	5,910,676
Rydex Banking Fund	1,951	64,758	70,810
Rydex Basic Materials Fund	1	30	47
Rydex Biotechnology Fund	-	-	-
Rydex Consumer Products Fund	413	12,125	13,611
Rydex Electronics Fund	399	5,245	5,253
Rydex Energy Fund	7,808	201,791	231,748
Rydex Energy Services Fund	158,166	3,292,346	3,297,751
Rydex Financial Services Fund, VS (A)	1,233	34,970	37,458
Rydex Financial Services Fund, VS (B)	-	-	-
Rydex Health Care Fund, VS(A)	35	828	900
Rydex Health Care Fund, VS(B)	-	-	-
Rydex Internet Fund	4,911	83,478	83,541
Rydex Juno Fund	16,193	381,077	355,430
Rydex Large Cap Europe Fund	4,044	97,453	91,479
Rydex Large Cap Japan Fund	1,124	29,194	31,219
Rydex Leisure Fund	-	-	-
Rydex Medius Fund	8,172	198,859	216,566
Rydex Mekros Fund	22,493	680,243	756,887
Rydex Nova Fund	113,353	910,268	936,294
Rydex OTC Fund	252,586	5,194,182	3,634,718
Rydex Precious Metals Fund	96,032	826,854	822,994
Rydex Real Estate Fund	14,224	522,965	540,784
Rydex Retailing Fund	2,058	53,317	54,845
Rydex Technology Fund	9,643	130,169	130,176
Rydex Telecommunications Fund	26,520	524,364	544,454
Rydex Titan 500 Fund	93,441	1,851,620	1,852,938
Rydex Transportation Fund	1,101	31,165	34,620
Rydex Ursa Fund	43,286	228,187	224,652
Rydex US Gov't Bond Fund	3	38	34
Rydex US Gov't Money Mkt Fund	24,932,035	24,932,035	24,932,035
Rydex Utilities Fund	29,526	500,142	511,986
Rydex Velocity 100 Fund	115,578	2,609,189	2,668,707

SteinRoe Variable Investment Trust :
Liberty Asset Allocation Fund, VS (A)	4,848,431	78,214,262	71,902,225
Liberty Asset Allocation Fund, VS (B)	3,416,919	50,765,678	50,467,897
Liberty Federal Securities Fund, VS (A)	3,913,781	41,266,696	43,403,828
Liberty Federal Securities Fund, VS (B)	7,228,635	77,330,320	79,587,267
Liberty Money Market Fund, VS (A)	126,381,296	126,381,296	126,381,296
Liberty Small Company Growth Fund, VS (A)	741,395	10,910,136	8,207,238
SteinRoe Growth Stock Fund, VS (A)	1,614,116	67,867,877	38,367,529
SteinRoe Growth Stock Fund, VS (B)	749,428	32,848,370	17,738,961

Total Assets		$1,613,508,307	$1,527,272,598

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) -KEYPORT VARIABLE ACCOUNT A

Statements of Assets and Liabilities

December 31, 2004

Net Assets
	Deferred Variable Annuity Contracts		Variable Annuity Reserve
	Units	Value	Units	Value	Total
AIM VI Capital Appreciation Series I	1,384,234	$14,582,281	260,557	$2,791,998	$17,374,279
AIM VI Growth Series I	168,120	1,273,624	97,771	745,449	2,019,073
AIM VI International Growth Series I	2,659,991	28,805,503	382,132	3,318,012	32,123,515
AIM VI Premier Equity Series I	2,657,826	19,241,596	345,616	2,525,370	21,766,966
Alger American Growth Portfolio	2,186,647	34,636,548	297,143	4,764,023	39,400,571
Alger American Small Capitalization Portfolio	1,035,606	10,887,451	103,356	1,092,205	11,979,656
AllianceBernstein Global Bond Portfolio (A)	1,104,831	15,432,580	130,840	1,847,683	17,280,263
AllianceBernstein Global Bond Portfolio (B)	383,109	5,257,162	-	-	5,257,162
AllianceBernstein Growth & Income Portfolio (A)	264,745	3,887,615	29,410	431,874	4,319,489
AllianceBernstein Growth & Income Portfolio (B)	3,499,500	40,559,961	648,340	7,527,747	48,087,708
AllianceBernstein Growth Portfolio (B)	51,091	567,724	54,953	613,557	1,181,281
AllianceBernstein International Portfolio (B)	30,589	393,106	10,218	131,947	525,053
AllianceBernstein Premier Growth Portfolio (A)	2,633,130	40,514,901	330,702	4,873,356	45,388,257
AllianceBernstein Premier Growth Portfolio (B)	3,800,284	25,884,860	405,113	2,777,049	28,661,909
AllianceBernstein Real Estate Investment Portfolio (A)	45,157	967,261	2,528	54,150	1,021,411
AllianceBernstein Technology Portfolio (A)	2,052,764	14,666,246	145,374	1,044,402	15,710,648
AllianceBernstein Total Return Portfolio (B)	108,244	1,199,762	53,952	600,852	1,800,614
AllianceBernstein Worldwide Privatization Portfolio (B)	229,265	2,520,156	41,464	458,257	2,978,413
Colonial Global Equity Fund, VS (B)	-	-	-	-	-
Colonial High Yield Securities Fund, VS (A)	-	-	-	-	-
Colonial High Yield Securities Fund, VS (B)	-	-	-	-	-
Colonial International Horizons Fund, VS (B)	-	-	-	-	-
Colonial Small Cap Value Fund, VS (A)	437,158	7,646,175	146,132	2,574,650	10,220,825
Colonial Small Cap Value Fund, VS (B)	1,026,473	17,909,504	109,108	1,919,089	19,828,593
Colonial Strategic Income Fund, VS (A)	2,961,360	57,933,527	398,537	7,692,174	65,625,701
Colonial Strategic Income Fund, VS (B)	2,043,210	39,643,149	441,448	7,991,176	47,634,325
Columbia High Yield Fund II, VS (A)	572,042	5,570,136	99,866	977,040	6,547,176
Columbia High Yield Fund II, VS (B)	1,755,282	16,991,567	261,154	2,546,824	19,538,391
Columbia International Fund, VS (A)	3,548,267	40,681,017	438,895	5,310,767	45,991,784
Columbia International Fund, VS (B)	307,833	4,684,431	93,200	1,421,984	6,106,415
Columbia Real Estate Equity Fund II, VS (B)	92,195	1,763,916	26,802	516,417	2,280,333
Crabbe Huson Real Estate Investment Fund, VS (B)	-	-	-	-	-
Exeter Growth Fund	-	-	-	-	-
Exeter Moderate Growth Fund	-	-	-	-	-
Fidelity VIP Equity Income Fund - SC2	3,333,009	38,523,826	421,156	4,894,939	43,418,765
Fidelity VIP III Dynamic Capital Appreciation Fund	99,562	1,042,831	6,641	64,880	1,107,711
Fidelity VIP III Growth Opportunities Fund - SC2	2,232,602	16,203,787	204,839	1,495,818	17,699,605
Liberty All-Star Equity Fund, VS (A)	-	-	-	-	-
Liberty All-Star Equity Fund, VS (B)	-	-	-	-	-
Liberty Asset Allocation Fund, VS (A)	1,839,587	54,422,549	610,089	17,479,676	71,902,225
Liberty Asset Allocation Fund, VS (B)	1,325,214	38,864,664	545,353	11,603,233	50,467,897
Liberty Federal Securities Fund, VS (A)	1,529,198	37,248,144	244,037	6,155,684	43,403,828
Liberty Federal Securities Fund, VS (B)	2,808,031	67,632,736	485,367	11,954,531	79,587,267
Liberty Growth & Income Fund, VS (A)	4,201,588	116,562,100	556,632	13,910,564	130,472,664
Liberty Growth & Income Fund, VS (B)	1,215,139	33,558,718	180,347	3,768,930	37,327,648
Liberty Money Market Fund, VS (A)	7,161,625	110,436,727	1,053,420	15,944,569	126,381,296
Liberty Newport Japan Opp Fund,VS (A)	-	-	-	-	-
Liberty Newport Japan Opp Fund, VS (B)	-	-	-	-	-
Liberty S&P 500 Index Fund, VS (B)	4,757,797	38,323,043	492,286	3,984,735	42,307,778
Liberty Select Value Fund, VS (B)	2,422,257	32,572,023	187,002	2,529,549	35,101,572
Liberty Small Company Growth Fund, VS (A)	216,296	7,727,601	15,386	479,637	8,207,238
Liberty Value Fund, VS (A)	-	-	-	-	-
Liberty Value Fund, VS (B)	-	-	-	-	-
MFS Bond Series IC	208,618	2,900,914	24,460	340,121	3,241,035
MFS Emerging Growth Series IC	877,960	11,493,818	103,642	1,323,246	12,817,064
MFS Emerging Growth Series SC	431,188	5,596,241	25,213	318,199	5,914,440
MFS Investors Growth Stock Series SC	2,391,264	14,441,170	179,867	1,092,133	15,533,303
MFS Investors Trust Series SC	1,835,433	15,045,777	155,010	1,277,735	16,323,512
MFS New Discovery Series SC	894,677	7,057,589	54,233	430,087	7,487,676
MFS Research Series IC	1,452,339	19,495,054	152,407	2,025,571	21,520,625
Newport Tiger Fund, VS (A)	540,009	6,315,918	43,620	472,390	6,788,308
Newport Tiger Fund, VS (B)	230,121	2,731,166	17,834	194,941	2,926,107
Rydex Arktos Fund	309,703	5,910,676	-	-	5,910,676
Rydex Banking Fund	1,952	70,810	-	-	70,810
Rydex Basic Materials Fund	1	47	-	-	47
Rydex Consumer Products Fund	414	13,611	-	-	13,611
Rydex Electronics Fund	342	5,253	-	-	5,253
Rydex Energy Fund	6,663	231,748			231,748
Rydex Energy Services Fund	100,761	3,297,751	-	-	3,297,751
Rydex Financial Services Fund, VS (A)	1,197	37,458	-	-	37,458
Rydex Financial Services Fund, VS (B)	-	-	-	-	-
Rydex Health Care Fund	33	900	-	-	900
Rydex Health Care Fund, VS(B)	-	-	-	-	-
Rydex Internet Fund	3,434	83,541	-	-	83,541
Rydex Juno Fund	15,453	355,430	-	-	355,430
Rydex Large Cap Europe Fund	3,108	91,479	-	-	91,479
Rydex Large Cap Japan Fund	1,017	31,219	-	-	31,219
Rydex Leisure Fund	-	-	-	-	-
Rydex Medius Fund	6,901	216,566	-	-	216,566

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) -KEYPORT VARIABLE ACCOUNT A

Statements of Assets and Liabilities

December 31, 2004

Net Assets (continued)
	Deferred Variable Annuity Contracts		Variable Annuity Reserve
	Units	Value	Units	Value	Total
			-	-
Rydex Mekros Fund	24,279	$756,887	-	$-	$756,887
Rydex Nova Fund	60,684	936,294			936,294
Rydex OTC Fund	778,416	3,444,188	54,507	190,530	3,634,718
Rydex Precious Metals Fund	17,826	822,994	-	-	822,994
Rydex Real Estate Fund	13,999	540,784	-	-	540,784
Rydex Retailing Fund	1,943	54,845	-	-	54,845
Rydex Technology Fund	5,758	130,176	-	-	130,176
Rydex Transportation Fund	1,143	34,620	-	-	34,620

Rydex Telecommunications Fund	24,972	544,454	-	-	544,454
Rydex Titan 500 Fund	66,761	1,852,938	-	-	1,852,938
Rydex Ursa Fund	8,452	224,652	-	-	224,652
Rydex US Government Bond Fund	1	34	-	-	34
Rydex US Government Money Market Fund	969,059	24,932,035	-	-	24,932,035
Rydex Utilities Fund	21,099	511,986	-	-	511,986
Rydex Velocity 100 Fund	96,596	2,668,707	-	-	2,668,707
SteinRoe Growth Stock Fund VS (A)	1,057,886	33,391,220	176,323	4,976,309	38,367,529
SteinRoe Growth Stock Fund VS (B)	488,931	15,567,486	115,087	2,171,475	17,738,961
SteinRoe Global Utilities Fund	-	-	-	-	-
Templeton Developing Markets Sec Fund 2	226,801	2,647,143	19,782	232,806	2,879,949
UBS Global AM Tactical Allocation	748,794	6,778,822	479,959	4,669,476	11,448,298
Wanger International Select Fund	543,034	5,436,836	58,600	589,678	6,026,514
Wanger International Small Cap Fund	1,680,820	18,704,988	100,029	1,119,279	19,824,267
Wanger Select Fund	1,575,021	24,333,891	130,333	2,021,399	26,355,290
Wanger US Smaller Companies Fund	3,331,610	52,164,960	231,685	3,644,699	55,809,659

Net Asset of contracts owners		$1,339,125,584		$187,904,871	$1,527,030,455

Retained by Sun life Assurance Company of Canada (U.S.)					242,143

Total Net Assets					1,527,272,598

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004
	AIM VI Capital Appreciation Series I 2004	AIM VI Growth Series I 2004	AIM VI International Growth Series I 2004
Income
Dividends	$-	$-	$193,048
Expenses
Mortality and expense risk and administrative charges	268,449	30,247	478,160
Net investment income (loss)	$(268,449)	$(30,247)	$(285,112)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$(784,436)	$(342,571)	$705,428
Realized gain distributions	-		-
Realized gain (loss)	$(784,436)	$(342,571)	$705,428

Change in unrealized appreciation (depreciation) during the period	$1,843,390	$502,382	$5,623,819

Net increase (decrease) in net assets from operations	$790,505	$129,564	$6,044,135

	AIM VI Premier Equity Series I 2004	Alger American Growth Portfolio 2004		Alger American Small Capitalization Portfolio 2004
Income
Dividends	$98,829	$		$-
Expenses
Mortality and expense risk and administrative charges	368,651		625,006	183,321
Net investment income (loss)	$(269,822)		$(625,006)	$(183,321)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$(1,255,530)		$(5,060,195)	$(1,052,791)
Realized gain distributions	-		-	-
Realized gain (loss)	$(1,255,530)		$(5,060,195)	$(1,052,791)

Change in unrealized appreciation (depreciation) during the period	$2,325,292		$7,019,620	$2,830,255

Net increase (decrease) in net assets from operations	$799,940		$1,334,419	$1,594,143

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004
	AllianceBernstein Global Bond Portfolio (A) 2004	AllianceBernstein Global Bond Portfolio (B) 2004	AllianceBernstein Growth & Income Portfolio (A) 2004
Income
Dividends	$1,014,987	$298,760	$40,511
Expenses
Mortality and expense risk and administrative charges	254,635	80,626	68,687
Net investment income (loss)	$760,352	$218,134	$(28,176)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$251,172	$86,251	$22,046
Realized gain distributions	355,377	108,096	-
Realized gain (loss)	$606,549	$194,347	$22,046

Change in unrealized appreciation (depreciation) during the period	$(74,339)	$(24,895)	$405,976

Net increase (decrease) in net assets from operations	$1,292,562	$387,586	$399,846

	AllianceBernstein Growth & Income Portfolio (B) 2004	AllianceBernstein Growth Portfolio (B) 2004	AllianceBernstein International Portfolio (B) 2004
Income
Dividends	$344,985	$-	$879
Expenses
Mortality and expense risk and administrative charges	738,545	18,868	6,851
Net investment income (loss)	$(393,560)	$(18,868)	$(5,972)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$84,582	$16,114	$6,116
Realized gain distributions	-	-	-
Realized gain (loss)	$84,582	$16,114	$6,116

Change in unrealized appreciation (depreciation) during the period	$4,526,913	$145,358	$68,512

Net increase (decrease) in net assets from operations	$4,217,935	$142,604	$68,656

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004
	AllianceBernstein Premier Growth Portfolio (A) 2004	AllianceBernstein Premier Growth Portfolio (B) 2004	AllianceBernstein Real Estate Investment Portfolio (A) 2004
Income
Dividends	$-	$-	$20,166
Expenses
Mortality and expense risk and administrative charges	708,408	466,385	12,574
Net investment income (loss)	$(708,408)	$(466,385)	$7,592

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$(5,693,992)	$(3,711,158)	$41,310
Realized gain distributions	-	-	-
Realized gain (loss)	$(5,693,992)	$(3,711,158)	$41,310

Change in unrealized appreciation (depreciation) during the period	$9,357,254	$5,921,580	$215,078

Net increase (decrease) in net assets from operations	$2,954,854	$1,744,037	$263,980

	AllianceBernstein Technology Portfolio (B) 2004	AllianceBernstein Total Return Portfolio (B) 2004	AllianceBernstein Worldwide Privatization Portfolio (B) 2004
Income
Dividends	$-	$38,180	$2,276
Expenses
Mortality and expense risk and administrative charges	281,716	25,738	35,554
Net investment income (loss)	$(281,716)	$12,442	$(33,278)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$(2,774,797)	$779	$24,213
Realized gain distributions	-	-	-
Realized gain (loss)	$(2,774,797)	$779	$24,213

Change in unrealized appreciation (depreciation) during the period	$3,473,213	$103,389	$525,124

Net increase (decrease) in net assets from operations	$416,700	$116,610	$516,059

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004
	Colonial Small Cap Value Fund, VS (A) 2004	Colonial Small Cap Value Fund, VS (B) 2004	Colonial Strategic Income Fund, VS (A) 2004
Income
Dividends	$41,961	$58,627	$5,097,093
Expenses
Mortality and expense risk and administrative charges	138,304	293,465	971,894
Net investment income (loss)	$(96,343)	$(234,838)	$4,125,199

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$79,832	$45,383	$(904,980)
Realized gain distributions	255,598	504,686	-
Realized gain (loss)	$335,430	$550,069	$(904,980)

Change in unrealized appreciation (depreciation) during the period	$1,429,311	$3,034,628	$2,114,928

Net increase (decrease) in net assets from operations	$1,668,398	$3,349,859	$5,335,147

	Colonial Strategic Income Fund, VS (B) 2004	Columbia High Yield II Fund, VS (A) 2004	Columbia High Yield II Fund, VS (B) 2004
Income
Dividends	$3,592,459	$386,840	$1,079,599
Expenses
Mortality and expense risk and administrative charges	697,207	113,828	331,300
Net investment income (loss)	$2,895,252	$273,012	$748,299

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$97,753	$108,708	$127,753
Realized gain distributions	-	-	-
Realized gain (loss)	$97,753	$108,708	$127,753

Change in unrealized appreciation (depreciation) during the period	$608,422	$(1,785)	$171,400

Net increase (decrease) in net assets from operations	$3,601,427	$379,935	$1,047,452

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004
	Columbia International Fund, VS (A) 2004	Columbia International Fund, VS (B) 2004	Columbia Real Estate Equity Fund II, VS (B) 2004
Income
Dividends	$533,788	$56,448	$78,918
Expenses
Mortality and expense risk and administrative charges	674,806	92,448	34,761
Net investment income (loss)	$(141,018)	$(36,000)	$44,157

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$2,412,004	$197,855	$64,686
Realized gain distributions	-	-	231,121
Realized gain (loss)	$2,412,004	$197,855	$295,807

Change in unrealized appreciation (depreciation) during the period	$2,857,611	$503,274	$208,436

Net increase (decrease) in net assets from operations	$5,128,597	$665,129	$548,400

	Fidelity VIP Equity Income Fund - SC2 2004	Fidelity VIP III Dynamic Capital Appreciation Fund-SC2 2004	Fidelity VIP III Growth Opportunities Fund - SC2 2004
Income
Dividends	$564,284	$-	$55,364
Expenses
Mortality and expense risk and administrative charges	658,871	16,275	273,379
Net investment income (loss)	$(94,587)	$(16,275)	$(218,015)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$75,380	$10,004	$12,627
Realized gain distributions	147,056	-	-
Realized gain (loss)	$222,436	$10,004	$12,627

Change in unrealized appreciation (depreciation) during the period	$3,595,209	$8,432	$1,061,494

Net increase (decrease) in net assets from operations	$3,723,058	$2,161	$856,106

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004
	Liberty All-Star Equity Fund, VS (A)1 2004	Liberty All-Star Equity Fund, VS (B)2 2004	Liberty Asset Allocation Fund, VS (A) 2004
Income
Dividends	$-	$-	$1,749,318
Expenses
Mortality and expense risk and administrative charges	134,694	52,695	1,046,139
Net investment income (loss)	$(134,694)	$(52,695)	$703,179

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$(191,691)	$(224,736)	$(1,739,030)
Realized gain distributions	-	-	-
Realized gain (loss)	$(191,691)	$(224,736)	$(1,739,030)

Change in unrealized appreciation (depreciation) during the period	$1,999,212	$437,133	$6,829,227

Net increase (decrease) in net assets from operations	$1,672,827	$159,702	$5,793,376

	Liberty Asset Allocation Fund, VS (B) 2004	Liberty Federal Securities Fund, VS (A) 2004	Liberty Federal Securities Fund, VS (B) 2004
Income
Dividends	$1,134,532	$2,516,617	$3,937,587
Expenses
Mortality and expense risk and administrative charges	786,276	698,877	1,295,677
Net investment income (loss)	$348,256	$1,817,740	$2,641,910

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$272,056	$472,601	$(161,449)
Realized gain distributions	-	57,712	94,873
Realized gain (loss)	$272,056	$530,313	$(66,576)

Change in unrealized appreciation (depreciation) during the period	$3,243,741	$(1,146,630)	$(759,989)

Net increase (decrease) in net assets from operations	$3,864,053	$1,201,423	$1,815,345

1 Fund was closed on 04/23/2004
2 Fund was closed on 04/23/2004

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004
	Liberty Growth & Income Fund, VS (A) 2004	Liberty Growth & Income Fund, VS (B) 2004	Liberty Money Market Fund, VS (A) 2004
Income
Dividends	$2,259,627	$566,121	$1,136,323
Expenses
Mortality and expense risk and administrative charges	1,912,564	592,069	1,895,607
Net investment income (loss)	$347,063	$(25,948)	$(759,284)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$4,566,769	$816,175	$-
Realized gain distributions	-	-	-
Realized gain (loss)	$4,566,769	$816,175	$-

Change in unrealized appreciation (depreciation) during the period	$9,893,973	$3,235,727	$-

Net increase (decrease) in net assets from operations	$14,807,805	$4,025,954	$(759,284)

	Liberty Select Value Fund, VS (A) 2004	Liberty Select Value Fund, VS (B) 2004	Liberty Small Company Growth Fund, VS (A) 2004
Income
Dividends	$669	$91,598	$-
Expenses
Mortality and expense risk and administrative charges	-	551,863	114,185
Net investment income (loss)	$669	$(460,265)	$(114,185)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	$-	$299,577	$32,871
Realized gain distributions	718	167,369	-
Realized gain (loss)	$718	$466,946	$32,871

Change in unrealized appreciation (depreciation) during the period	$19,012	$4,232,751	$771,369

Net increase (decrease) in net assets from operations	$20,399	$4,239,432	$690,055

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004
	Liberty S&P 500 Index Fund, VS (A) 2004	Liberty S&P 500 Index Fund, VS (B) 2004	MFS Bond Series IC 2004
Income
Dividends	$1,243	$524,023	$214,758
Expenses
Mortality and expense risk and administrative charges	-	645,879	49,389
Net investment income (loss)	$1,243	$(121,856)	$165,369

Realized gains (losses) on investment
Realized gain (loss)	$-	$146,706	$62,641
Realized gain distributions	-	-	-
Realized gain (loss)	$-	$146,706	$62,641

Change in unrealized appreciation (depreciation) during the period	$7,116	$3,307,466	$(70,262)

Net increase (decrease) in net assets from operations	$8,359	$3,332,316	$157,748

	MFS Investors Growth Stock Series SC 2004	MFS Investors Trust Series SC 2004	MFS New New Discovery Series SC 2004
Income
Dividends	$-	$67,786	$-
Expenses
Mortality and expense risk and administrative charges	254,060	251,553	125,911
Net investment income (loss)	$(254,060)	$(183,767)	$(125,911)

Realized gains (losses) on investment
Realized gain (loss)	$40,711	$63,173	$(21,913)
Realized gain distributions	-	-	-
Realized gain (loss)	$40,711	$63,173	$(21,913)

Change in unrealized appreciation (depreciation) during the period	$1,242,953	$1,526,390	$402,288

Net increase (decrease) in net assets from operations	$1,029,604	$1,405,796	$254,464

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004
	MFS Emerging Growth Series IC 2004	MFS Emerging Growth Series SC 2004	MFS Research Series IC 2004
Income
Dividends	$-	$-	$237,022
Expenses
Mortality and expense risk and administrative charges	193,628	98,288	310,732
Net investment income (loss)	$(193,628)	$(98,288)	$(73,710)

Realized gains (losses) on investment
Realized gain (loss)	$(722,233)	$(81,637)	$(1,548,807)
Realized gain distributions	-	-	-
Realized gain (loss)	$(722,233)	$(81,637)	$(1,548,807)

Change in unrealized appreciation (depreciation) during the period	$2,272,541	$780,188	$4,411,124

Net increase (decrease) in net assets from operations	$1,356,680	$600,263	$2,788,607

	Rydex Arktos Fund 2004	Rydex Banking Fund, VS (A) 2004	Rydex Basic Materials Fund 2004
Income
Dividends	$-	$505	$247
Expenses
Mortality and expense risk and administrative charges	18,771	743	1,502
Net investment income (loss)	$(18,771)	$(238)	$(1,255)

Realized gains (losses) on investment
Realized gain (loss)	$(413,823)	$10,929	$(3,578)
Realized gain distributions	-	3,878	14,017
Realized gain (loss)	$(413,823)	$14,807	$10,439

Change in unrealized appreciation (depreciation) during the period	$(311,207)	$5,637	$(245)

Net increase (decrease) in net assets from operations	$(743,801)	$20,206	$8,939

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004
	Newport Tiger Fund, VS (A) 2004	Newport Tiger Fund, VS (B) 2004	Rydex Biotechnology Fund 2004
Income
Dividends	$81,296	$28,808	$-
Expenses
Mortality and expense risk and administrative charges	106,656	45,431	255
Net investment income (loss)	$(25,360)	$(16,623)	$(255)

Realized gains (losses) on investment
Realized gain (loss)	$223,778	$11,776	$(55,699)
Realized gain distributions	-	-	-
Realized gain (loss)	$223,778	$11,776	$(55,699)

Change in unrealized appreciation (depreciation) during the period	$668,388	$362,687	$(39)

Net increase (decrease) in net assets from operations	$866,806	$357,840	$(55,993)

	Rydex Energy Fund 2004	Rydex Energy Services Fund 2004	Rydex Financial Services Fund, VS (A) 2004
Income
Dividends	$14	$-	$137
Expenses
Mortality and expense risk and administrative charges	11,313	3,504	345
Net investment income (loss)	$(11,299)	$(3,504)	$(208)

Realized gains (losses) on investment
Realized gain (loss)	$181,918	$112,858	$(3,536)
Realized gain distributions	99	-	-
Realized gain (loss)	$182,017	$112,858	$(3,536)

Change in unrealized appreciation (depreciation) during the period	$29,957	$2,358	$2,483

Net increase (decrease) in net assets from operations	$200,675	$111,712	$(1,261)

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004
	Rydex Consumer Products Fund 2004	Rydex Electronic Fund 2004	Rydex Internet Fund 2004
Income
Dividends	$1	$-	$-
Expenses
Mortality and expense risk and administrative charges	1,780	1,336	1,937
Net investment income (loss)	$(1,779)	$(1,336)	$(1,937)

Realized gains (losses) on investment
Realized gain (loss)	$6,258	$(30,298)	$(135,282)
Realized gain distributions	55	-	-
Realized gain (loss)	$6,313	$(30,298)	$(135,282)

Change in unrealized appreciation (depreciation) during the period	$1,340	$(1,082)	$(906)

Net increase (decrease) in net assets from operations	$5,874	$(32,716)	$(138,125)

	Rydex Health Care Fund, VS (A) 2004	Rydex Large Cap Japan Fund 2004	Rydex Medius Fund 2004
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	134	1,159	1,323
Net investment income (loss)	$(134)	$(1,159)	$(1,323)

Realized gains (losses) on investment
Realized gain (loss)	$(3,761)	$25,916	$(62,009)
Realized gain distributions	2	-	2,026
Realized gain (loss)	$(3,759)	$25,916	$(59,983)

Change in unrealized appreciation (depreciation) during the period	$(470)	$2,000	$24,892

Net increase (decrease) in net assets from operations	$(4,363)	$26,757	$(36,414)

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004
	Rydex Juno Fund 2004	Rydex Large Cap Europe Fund 2004	Rydex OTC Fund 2004
Income
Dividends	$-	$12,499	$-
Expenses
Mortality and expense risk and administrative charges	5,295	471	54,950
Net investment income (loss)	$(5,295)	$12,028	$(54,950)

Realized gains (losses) on investment
Realized gain (loss)	$(95,091)	$2,517	$(142,931)
Realized gain distributions	28,453	86	-
Realized gain (loss)	$(66,638)	$2,603	$(142,931)

Change in unrealized appreciation (depreciation) during the period	$(27,396)	$(5,706)	$270,383

Net increase (decrease) in net assets from operations	$(99,329)	$8,925	$72,502

	Rydex Mekros Fund 2004	Rydex Nova Fund 2004	Rydex Retailing Fund 2004
Income
Dividends	$-	$51	$-
Expenses
Mortality and expense risk and administrative charges	3,384	4,359	362
Net investment income (loss)	$(3,384)	$(4,308)	$(362)

Realized gains (losses) on investment
Realized gain (loss)	$50,593	$(49,523)	$(47,101)
Realized gain distributions	6,287	-	41,688
Realized gain (loss)	$56,880	$(49,523)	$(5,413)

Change in unrealized appreciation (depreciation) during the period	$102,562	$(6,677)	$1,528

Net increase (decrease) in net assets from operations	$156,058	$(60,508)	$(4,247)

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004
	Rydex Precious Metals Fund 2004	Rydex Real Estate Fund 2004	Rydex Technology Fund 2004
Income
Dividends	$-	$2,005	$-
Expenses
Mortality and expense risk and administrative charges	11,511	1,050	97
Net investment income (loss)	$(11,511)	$955	$(97)

Realized gains (losses) on investment
Realized gain (loss)	$95,737	$11,233	$(9,305)
Realized gain distributions	-	2,632	2,766
Realized gain (loss)	$95,737	$13,865	$(6,539)

Change in unrealized appreciation (depreciation) during the period	$(67,922)	$17,819	$7

Net increase (decrease) in net assets from operations	$16,304	$32,639	$(6,629)

	Rydex Telecommunication Fund 2004	Rydex Titan 500 Fund 2004	Rydex Ursa Fund 2004
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	6,558	5,159	3,543
Net investment income (loss)	$(6,558)	$(5,159)	$(3,543)

Realized gains (losses) on investment
Realized gain (loss)	$(295,204)	$109,953	$(85,289)
Realized gain distributions	-	19,126	-
Realized gain (loss)	$(295,204)	$129,079	$(85,289)

Change in unrealized appreciation (depreciation) during the period	$422	$4,966	$2,668

Net increase (decrease) in net assets from operations	$(301,340)	$128,886	$(86,164)

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004

	Rydex Transportation Fund 2004	Rydex US Gov't Bond Fund 2004	Rydex US Gov't Money Market Fund 2004

Income
Dividends	$-	$48,230	$79,107
Expenses
Mortality and expense risk and administrative charges	345	13,062	237,229
Net investment income (loss)	$(345)	$35,168	$(158,122)

Realized gains (losses) on investment
Realized gain (loss)	$(14,806)	$141,107	$-
Realized gain distributions	76	5,678	-
Realized gain (loss)	$(14,730)	$146,785	$-

Change in unrealized appreciation (depreciation) during the period	$3,455	$(84,349)	$-

Net increase (decrease) in net assets from operations	$(11,620)	$97,604	$(158,122)

	Rydex Velocity Fund 2004	SteinRoe Growth Stock Fund VS (A) 2004	SteinRoe Growth Stock Fund VS (B) 2004
Income
Dividends	$6,208	$67,736	$-
Expenses
Mortality and expense risk and administrative charges	4,889	627,755	310,228
Net investment income (loss)	$1,319	$(560,019)	$(310,228)

Realized gains (losses) on investment
Realized gain (loss)	$313,463	$(10,102,459)	$(897,645)
Realized gain distributions	276	-	-
Realized gain (loss)	$313,739	$(10,102,459)	$(897,645)

Change in unrealized appreciation (depreciation) during the period	$57,033	$8,927,398	$275,561

Net increase (decrease) in net assets from operations	$372,091	$(1,735,080)	$(932,312)

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004
	Rydex Utilities Fund 2004	Templeton Developing Markets Securities Fund 2 2004	UBS Global AM Tactical Allocation 2004
Income
Dividends	$314	$42,839	$83,868
Expenses
Mortality and expense risk and administrative charges	469	42,154	173,887
Net investment income (loss)	$(155)	$685	$(90,019)

Realized gains (losses) on investment
Realized gain (loss)	$2,208	$(10,667)	$(660,522)
Realized gain distributions	-	-	-
Realized gain (loss)	$2,208	$(10,667)	$(660,522)

Change in unrealized appreciation (depreciation) during the period	$11,082	$493,317	$1,697,028

Net increase (decrease) in net assets from operations	$13,135	$483,335	$946,487

	Wanger International Small Cap Fund 2004	Wanger International Select Fund 2004	Wanger Select Fund 2004
Income
Dividends	$119,130	$14,422	$-
Expenses
Mortality and expense risk and administrative charges	285,465	76,631	387,668
Net investment income (loss)	$(166,335)	$(62,209)	$(387,668)

Realized gains (losses) on investment
Realized gain (loss)	$166,785	$27,519	$74,137
Realized gain distributions	-	-	22,465
Realized gain (loss)	$166,785	$27,519	$96,602

Change in unrealized appreciation (depreciation) during the period	$4,409,963	$1,026,298	$4,187,583

Net increase (decrease) in net assets from operations	$4,410,413	$991,608	$3,896,517

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004

	Wanger Smaller Companies Fund 2004	Exeter Growth Fund 2004	Exeter Moderate Growth Fund 2004
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	839,506	-	-
Net investment income (loss)	$(839,506)	$-	$-

Realized gains (losses) on investment
Realized gain (loss)	$739,752	$-	$-
Realized gain distributions	-	-	-
Realized gain (loss)	$739,752	$-	$-

Change in unrealized appreciation (depreciation) during the period	$8,181,258	$-	$-

Net increase (decrease) in net assets from operations	$8,081,504	$-	$-

	Rydex Leisure Fund 2004	Colonial Global Equity Fund, VS (B) 2004	Colonial High Yield Securities Fund, VS (A) 2004
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	1,664	-	-
Net investment income (loss)	$(1,664)	$-	$-

Realized gains (losses) on investment
Realized gain (loss)	$(31,130)	$-	$-
Realized gain distributions	-	-	-
Realized gain (loss)	$(31,130)	$-	$-

Change in unrealized appreciation (depreciation) during the period	$-	$-	$-

Net increase (decrease) in net assets from operations	$(32,794)	$-	$-

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004

	Crabbe Huson Real Estate Investment Fund, VS (B) 2004	Liberty All-Star Equity Fund, VA (A) 2004	Liberty All-Star Equity Fund, VS (B) 2004
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	$-	$-	$-

Realized gains (losses) on investment
Realized gain (loss)	$-	$-	$-
Realized gain distributions	-	-	-
Realized gain (loss)	$-	$-	$-

Change in unrealized appreciation (depreciation) during the period	$-	$-	$-

Net increase (decrease) in net assets from operations	$-	$-	$-

	Colonial High Yield Serurities Fund, VS (B) 2004	Colonial International Horizons Fund, VS (B) 2004	Liberty Newport Japan Opportunities Fund, VS (A) 2004
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	$-	$-	$-

Realized gains (losses) on investment
Realized gain (loss)	$-	$-	$-
Realized gain distributions	-	-	-
Realized gain (loss)	$-	$-	$-

Change in unrealized appreciation (depreciation) during the period	$-	$-	$-

Net increase (decrease) in net assets from operations	$-	$-	$-

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Operations

For the Year Ended December 31, 2004

	Liberty Value Fund, VS (A) 2004	Liberty Value Fund, VS (B) 2004	SteinRoe Global Utilities Fund, VS 2004
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	$-	$-	$-

Realized gains (losses) on investment
Realized gain (loss)	$-	$-	$-
Realized gain distributions	-	-	-
Realized gain (loss)	$-	$-	$-

Change in unrealized appreciation (depreciation) during the period	$-	$-	$-

Net increase (decrease) in net assets from operations	$-	$-	$-

	Liberty Newport Japan Opportunities Fund, VS (B) 2004	Rydex Biotechnology Fund 2004	Rydex Financial Services Fund, VS (B) 2004
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	$-	$-	$-

Realized gains (losses) on investment
Realized gain (loss)	$-	$-	$-
Realized gain distributions	-	-	-
Realized gain (loss)	$-	$-	$-

Change in unrealized appreciation (depreciation) during the period	$-	$-	$-

Net increase (decrease) in net assets from operations	$-	$-	$-

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	AIM VI Capital		AIM VI
	Appreciation Series I		Growth Series I
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(268,449)	$(252,436)	$(30,247)	$(30,082)
Realized gain (loss)	(784,436)	(1,676,073)	(342,571)	(472,665)
Change in unrealized appreciation (depreciation)
during the period	1,843,390	5,756,247	502,382	1,035,128
Net increase (decrease) in net assets from operations	$790,505	$3,827,738	$129,564	$532,381

Contract transactions:
Payments received from contract owners	$540,556	$681,913	$25,439	$117,749
Transfers between accounts, net	699,034	(544,884)	(60,397)	(51,143)
Transfer for contract terminations and annuity payouts	(1,818,099)	(1,996,186)	(326,189)	(350,752)

Net increase (decrease) in net assets from
contract transactions	$(578,509)	$(1,859,157)	$(361,147)	$(284,146)

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$211,996	$1,968,581	$(231,583)	$248,235

Net assets at beginning of period	17,162,283	15,193,702	2,250,656	2,002,421

Net assets at end of period	$17,374,279	$17,162,283	$2,019,073	$2,250,656

	AIM VI International		AIM VI Premier
	Growth Series I		Equity Series I
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(285,112)	$(237,914)	$(269,822)	$(301,814)
Realized gain (loss)	705,428	143	(1,255,530)	(2,144,663)
Change in unrealized appreciation (depreciation)
during the period	5,623,819	6,490,837	2,325,292	7,051,141
Net increase (decrease) in net assets from operations	$6,044,135	$6,253,066	$799,940	$4,604,664

Contract transactions:
Payments received from contract owners	$752,026	$3,960,890	$420,465	$936,800
Transfers between accounts, net	(1,391,143)	(457,819)	(724,344)	(1,995,739)
Transfer for contract terminations and annuity payouts	(2,314,176)	(2,549,766)	(2,356,870)	(2,090,505)

Net increase (decrease) in net assets from
contract transactions	$(2,953,293)	$953,305	$(2,660,749)	$(3,149,444)

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$3,090,842	$7,206,371	$(1,860,809)	$1,455,220

Net assets at beginning of period	29,032,673	21,826,302	23,627,775	22,172,555

Net assets at end of period	$32,123,515	$29,032,673	$21,766,966	$23,627,775

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Alger American		Alger American Small
	Growth Portfolio		Capitalization Portfolio
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(625,006)	$(611,884)	$(183,321)	$(166,378)
Realized gain (loss)	(5,060,195)	(6,863,169)	(1,052,791)	(2,045,821)
Change in unrealized appreciation (depreciation)
during the period	7,019,620	19,023,828	2,830,255	5,699,992
Net increase (decrease) in net assets from operations	$1,334,419	$11,548,775	$1,594,143	$3,487,793

Contract transactions:
Payments received from contract owners	$547,242	$402,311	$143,073	$156,531
Transfers between accounts, net	(817,035)	(478,614)	(11,487)	278,056
Transfer for contract terminations and annuity payouts	(6,642,879)	(4,734,640)	(2,028,566)	(1,494,906)

Net increase (decrease) in net assets from
contract transactions	$(6,912,672)	$(4,810,943)	$(1,896,980)	$(1,060,319)

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(5,578,253)	$6,737,832	$(302,837)	$2,427,474

Net assets at beginning of period	44,978,824	38,240,992	12,282,493	9,855,019

Net assets at end of period	$39,400,571	$44,978,824	$11,979,656	$12,282,493

	AllianceBernstein Global		AllianceBernstein Global
	Bond Portfolio (A)		Bond Portfolio (B)
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$760,352	$893,483	$218,134	$235,798
Realized gain (loss)	606,549	145,708	194,347	74,854
Change in unrealized appreciation (depreciation)
during the period	(74,339)	1,109,893	(24,895)	304,399
Net increase (decrease) in net assets from operations	$1,292,562	$2,149,084	$387,586	$615,051

Contract transactions:
Payments received from contract owners	$63,032	$92,895	$37,154	$149,847
Transfers between accounts, net	594,892	991,822	(831,987)	(855,197)
Transfer for contract terminations and annuity payouts	(3,952,653)	(4,096,263)	-	-

Net increase (decrease) in net assets from
contract transactions	$(3,294,729)	$(3,011,546)	$(794,833)	$(705,350)

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(2,002,167)	$(862,462)	$(407,247)	$(90,299)

Net assets at beginning of period	19,282,430	20,144,892	5,664,409	5,754,708

Net assets at end of period	$17,280,263	$19,282,430	$5,257,162	$5,664,409

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	AllianceBernstein Growth &		AllianceBernstein Growth &
	Income Portfolio (A)		Income Portfolio (B)
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(28,176)	$(20,839)	$(393,560)	$(272,060)
Realized gain (loss)	22,046	(165,592)	84,582	(107,577)
Change in unrealized appreciation (depreciation)
during the period	405,976	1,222,226	4,526,913	10,755,541
Net increase (decrease) in net assets from operations	$399,846	$1,035,795	$4,217,935	$10,375,904

Contract transactions:
Payments received from contract owners	$900,466	$3,828,937	$91,525	$226,616
Transfers between accounts, net	3,710,894	387,689	(1,728,931)	2,438,359
Transfer for contract terminations and annuity payouts	(4,990,218)	(4,995,971)	(476,446)	(531,090)

Net increase (decrease) in net assets from
contract transactions	$(378,858)	$(779,345)	$(2,113,852)	$2,133,885

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$20,988	$256,450	$2,104,083)	$12,509,789

Net assets at beginning of period	4,298,501	4,042,051	45,983,625	33,473,836

Net assets at end of period	$4,319,489	$4,298,501	$48,087,708	$45,983,625

	AllianceBernstein Growth		AllianceBernstein International
	Portfolio (B)		Portfolio (B)
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(18,868)	$(14,747)	$(5,972)	$(5,093)
Realized gain (loss)	16,114	(17,513)	6,116	5,010
Change in unrealized appreciation (depreciation)
during the period	145,358	288,964	68,512	102,393
Net increase (decrease) in net assets from operations	$142,604	$256,704	$68,656	$102,310

Contract transactions:
Payments received from contract owners	$-	$-	$-	$15,762
Transfers between accounts, net	11,941	240,715	55,763	25,228
Transfer for contract terminations and annuity payouts	(123,337)	(86,135)	(19,070)	(46,914)

Net increase (decrease) in net assets from
contract transactions	$(111,396)	$154,580	$36,693	$(5,924)

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$31,208	$411,284	$105,349	$96,386

Net assets at beginning of period	1,150,073	738,789	419,704	323,318

Net assets at end of period	$1,181,281	$1,150,073	$525,053	$419,704

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003

	AllianceBernstein Premier		AllianceBernstein Premier
	Growth Portfolio (A)		Growth Portfolio (B)
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(708,408)	$(759,301)	$(466,385)	$(467,317)
Realized gain (loss)	(5,693,992)	(8,224,952)	(3,711,158)	(3,418,865)
Change in unrealized appreciation (depreciation)
during the period	9,357,254	19,067,152	5,921,580	9,645,899
Net increase (decrease) in net assets from operations	$2,954,854	$10,082,899	$1,744,037	$5,759,717

Contract transactions:
Payments received from contract owners	$1,155,560	$1,892,431	$319,085	$188,993
Transfers between accounts, net	1,042,612	(187,863)	(5,060,417)	(3,285,879)
Transfer for contract terminations and annuity payouts	(12,781,706)	(10,905,635)	(112,217)	(84,788)

Net increase (decrease) in net assets from
contract transactions	$(10,583,534)	$(9,201,067)	$(4,853,549)	$(3,181,674)

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(7,628,680)	$881,832	$(3,109,512)	$2,578,043

Net assets at beginning of period	53,016,937	52,135,105	31,771,421	29,193,378

Net assets at end of period	$45,388,257	$53,016,937	$28,661,909	$31,771,421

	AllianceBernstein Real Estate		AllianceBernstein
	Investment Portfolio (A)		Technology Portfolio (B)
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$7,592	$9,663	$(281,716)	$(261,372)
Realized gain (loss)	41,310	30,538	(2,774,797)	(1,204,214)
Change in unrealized appreciation (depreciation)
during the period	215,078	207,039	3,473,213	6,530,242
Net increase (decrease) in net assets from operations	$263,980	$247,240	$416,700	$5,064,656

Contract transactions:
Payments received from contract owners	$2,862	$-	$694,187	$687,785
Transfers between accounts, net	107,312	(48,677)	(1,121,842)	524,052
Transfer for contract terminations and annuity payouts	(194,376)	(122,205)	(1,676,163)	(1,441,313)

Net increase (decrease) in net assets from
contract transactions	$(84,202)	$(170,882)	$(2,103,818)	$(229,476)

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$179,778	$76,358	$(1,687,118)	$4,835,180

Net assets at beginning of period	841,633	765,275	17,397,766	12,562,586

Net assets at end of period	$1,021,411	$841,633	$15,710,648	$17,397,766

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	AllianceBernstein Total		AllianceBernstein Worldwide
	Return Portfolio (B)		Privatization Portfolio (B)
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$12,442	$18,493	$(33,278)	$(6,645)
Realized gain (loss)	779	19,638	24,213	21,419
Change in unrealized appreciation (depreciation)
during the period	103,389	184,067	525,124	491,362
Net increase (decrease) in net assets from operations	$116,610	$222,198	$516,059	$506,136

Contract transactions:
Payments received from contract owners	$-	$126,175	$90,331	$595,775
Transfers between accounts, net	304,661	201,260	732,790	177,051
Transfer for contract terminations and annuity payouts	(47,772)	(495,906)	(212,361)	(389,107)

Net increase (decrease) in net assets from
contract transactions	$256,889	$(168,471)	$610,760	$383,719

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$373,499	$53,727	$1,126,819	$889,855

Net assets at beginning of period	1,427,115	1,373,388	1,851,594	961,739

Net assets at end of period	$1,800,614	$1,427,115	$2,978,413	$1,851,594

	Colonial Global Equity		Colonial High Yield
	Fund, VS (B) 1		Securities Fund, VS (A)2
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$6,611	$-	$210,480
Realized gain (loss)	-	(3,597,148)	-	(4,036,999)
Change in unrealized appreciation (depreciation)
during the period	-	3,579,125	-	4,444,371
Net increase (decrease) in net assets from operations	$-	$(11,412)	$-	$617,852

Contract transactions:
Payments received from contract owners	$-	$2,460	$-	$315,467
Transfers between accounts, net	-	(1,525,141)	-	(10,432,104)
Transfer for contract terminations and annuity payouts	-	(36,363)	-	(531,423)

Net increase (decrease) in net assets from
contract transactions	$-	$(1,559,044)	$-	$(10,648,060)

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$(2,855,363)	$-	$-

Total increase (decrease) in net assets	$-	$(4,425,819)	$-	$(10,030,208)

Net assets at beginning of period	-	4,425,819	-	10,030,208

Net assets at end of period	$-	$-	$-	$-
1	Merged with Columbia International Fund, VS (A) effective 04/04/2003
2	Merged with Columbia High Yield Fund II, VS (A) effective 04/14/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Colonial High Yield		Colonial International
	Securities Fund, VS (B)3		Horizons Fund, VS (B)4
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$286,178	$-	$2,041
Realized gain (loss)	-	(1,554,839)	-	(4,138,936)
Change in unrealized appreciation (depreciation)
during the period	-	2,086,302	-	4,036,749
Net increase (decrease) in net assets from operations	$-	$817,641	$-	$(100,146)

Contract transactions:
Payments received from contract owners	$-	$898,187	$-	$641
Transfers between accounts, net	-	(13,968,177)	-	(3,592,183)
Transfer for contract terminations and annuity payouts	-	(575,583)	-	(80,937)

Net increase (decrease) in net assets from
contract transactions	$-	$(13,645,573)	$-	$(3,672,479)

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$(2,634,597)

Total increase (decrease) in net assets	$-	$(12,827,932)	$-	$(6,407,222)

Net assets at beginning of period	-	12,827,932	-	6,407,222

Net assets at end of period	$-	$-	$-	$-

	Colonial Small Cap		Colonial Small Cap
	Value Fund, VS (A)		Value Fund, VS (B)
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(96,343)	$(78,753)	$(234,838)	$(159,394)
Realized gain (loss)	335,430	83,752	550,069	332,128
Change in unrealized appreciation (depreciation)
during the period	1,429,311	2,033,264	3,034,628	4,039,315
Net increase (decrease) in net assets from operations	$1,668,398	$2,038,263	$3,349,859	$4,212,049

Contract transactions:
Payments received from contract owners	$75,126	$129,779	$528,181	$1,681,508
Transfers between accounts, net	1,495,026	(135,460)	1,728,274	439,458
Transfer for contract terminations and annuity payouts	(657,268)	(607,380)	(1,594,993)	(1,142,932)

Net increase (decrease) in net assets from
contract transactions	$912,884	$(613,061)	$661,462	$978,034

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$2,581,282	$1,425,202	$4,011,321	$5,190,083

Net assets at beginning of period	7,639,543	6,214,341	15,817,272	10,627,189

Net assets at end of period	$10,220,825	$7,639,543	$19,828,593	$15,817,272
3	Merged with Columbia High Yield Fund II, VS (B) effective 04/14/2003
4	Merged with Columbia International Fund, VS (B) effective 04/04/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Colonial		Colonial Strategic
	Strategic Income Fund, VS (A)		Income Fund, VS (B)
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,125,199	$4,111,330	$2,895,252	$2,531,385
Realized gain (loss)	(904,980)	(246,439)	97,753	146,609
Change in unrealized appreciation (depreciation)
during the period	2,114,928	7,250,696	608,422	3,035,962
Net increase (decrease) in net assets from operations	$5,335,147	$11,115,587	$3,601,427	$5,713,956

Contract transactions:
Payments received from contract owners	$419,171	$424,051	$1,003,719	$6,739,978
Transfers between accounts, net	(205,461)	(120,498)	2,896,608	10,895,376
Transfer for contract terminations and annuity payouts	(12,388,060)	(10,119,185)	(4,997,824)	(5,637,968)

Net increase (decrease) in net assets from
contract transactions	$(12,174,350)	$(9,815,632)	$(1,097,497)	$11,997,386

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(6,839,203)	$1,299,955	$2,503,930	$17,711,342

Net assets at beginning of period	72,464,904	71,164,949	45,130,395	27,419,053

Net assets at end of period	$65,625,701	$72,464,904	$47,634,325	$45,130,395

	Columbia High Yield		Columbia High Yield
	II Fund, VS (A) 5		II Fund, VS (B) 6
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$273,012	$359,142	$748,299	$712,848
Realized gain (loss)	108,708	52,641	127,753	(10,812)
Change in unrealized appreciation (depreciation)
during the period	(1,785)	273,705	171,400	636,512
Net increase (decrease) in net assets from operations	$379,935	$685,488	$1,047,452	$1,338,548

Contract transactions:
Payments received from contract owners	$79,891	$358,808	$437,904	$3,188,058
Transfers between accounts, net	(971,817)	11,089,592	(2,401,684)	19,697,991
Transfer for contract terminations and annuity payouts	(1,540,893)	(3,533,828)	(2,051,390)	(1,718,488)

Net increase (decrease) in net assets from
contract transactions	$(2,432,819)	$7,914,572	$(4,015,170)	$21,167,561

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(2,052,884)	$8,600,060	$(2,967,718)	$22,506,109

Net assets at beginning of period	8,600,060	-	22,506,109	-

Net assets at end of period	$6,547,176	$8,600,060	$19,538,391	$22,506,109

5	Commenced on 04/11/2003 and merged from Colonial High Yield Fund II, VS (A) effective 04/14/2003
6	Commenced on 04/11/2003 and merged from Colonial High Yield Fund II, VS (B) effective 04/14/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Columbia International		Columbia International
	Fund, VS (A) 7		Fund, VS (B)8
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(141,018)	$(49,781)	$(36,000)	$(14,943)
Realized gain (loss)	2,412,004	388,497	197,855	71,254
Change in unrealized appreciation (depreciation)
during the period	2,857,611	13,193,081	503,274	1,609,982
Net increase (decrease) in net assets from operations	$5,128,597	$13,531,797	$665,129	$1,666,293

Contract transactions:
Payments received from contract owners	$413,708	$437,903	$79,638	$75,913
Transfers between accounts, net	(70,354)	19,048,338	(194,876)	4,655,160
Transfer for contract terminations and annuity payouts	(9,136,096)	(5,399,786)	(530,181)	(310,661)

Net increase (decrease) in net assets from
contract transactions	$(8,792,742)	$14,086,455	$(645,419)	$4,420,412

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(3,664,145)	$27,618,252	$19,710	$6,086,705

Net assets at beginning of period	49,655,929	22,037,677	6,086,705	-

Net assets at end of period	$45,991,784	$49,655,929	$6,106,415	$6,086,705

	Columbia Real Estate		Crabbe Huson Real
	Equity Fund II, VS (B) 9		Estate Fund, VS (B)10
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$44,157	$14,770	$-	$53,983
Realized gain (loss)	295,807	273,441	-	(61,826)
Change in unrealized appreciation (depreciation)
during the period	208,436	177,641	-	53,741
Net increase (decrease) in net assets from operations	$548,400	$465,852	$-	$45,898

Contract transactions:
Payments received from contract owners	$13,985	$141,609	$-	$-
Transfers between accounts, net	(93,344)	1,696,739	-	(1,590,926)
Transfer for contract terminations and annuity payouts	(172,140)	(320,768)	-	(83,569)

Net increase (decrease) in net assets from
contract transactions	$(251,499)	$1,517,580	$-	$(1,674,495)

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$(2,332,970)

Total increase (decrease) in net assets	$296,901	$1,983,432	$-	$(3,961,567)

Net assets at beginning of period	1,983,432	-	-	3,961,567

Net assets at end of period	$2,280,333	$1,983,432	$-	$-
7	Name changed from Colonial International Fund for Growth, VS (A) effective 04/04/2003 and merged from SteinRoe Global Utilities effective 04/14/2003
8	Commenced on 04/11/2003 and merged from Colonial International Horizons effective 04/04/03 also merged from Colonial Global Equity effective 04/04/03
9	Commenced on 04/11/2003 and merged from Crabbe Huson Real Estate Fund, VS (B) effective 04/14/2003
10	Merged with Columbia Real Estate Equity Fund II, VS (B) effective 04/14/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
			Exeter
	Exeter Growth Fund		Moderate Growth Fund
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$5,402	$-	$3,528
Realized gain (loss)	-	(3,351)	-	766
Change in unrealized appreciation (depreciation)
during the period	-	34,924	-	13,214
Net increase (decrease) in net assets from operations	$-	$36,975	$-	$17,508

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	-	-	-	-
Transfer for contract terminations and annuity payouts	-	(352,263)	-	(182,080)

Net increase (decrease) in net assets from
contract transactions	$-	$(352,263)	$-	$(182,080)

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$-	$(315,288)	$-	$(164,572)

Net assets at beginning of period	-	315,288	-	164,572

Net assets at end of period	$-	$-	$-	$-

			Fidelity VIP III
	Fidelity VIP Equity		Dynamic Capital
	Income Fund - SC2		Appreciation Fund-SC2
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(94,587)	$(58,095)	$(16,275)	$(11,475)
Realized gain (loss)	222,436	28,801	10,004	(1,266)
Change in unrealized appreciation (depreciation)
during the period	3,595,209	7,573,496	8,432	164,643
Net increase (decrease) in net assets from operations	$3,723,058	$7,544,202	$2,161	$151,902

Contract transactions:
Payments received from contract owners	$1,117,147	$6,835,903	$57,016	$260,804
Transfers between accounts, net	4,145,093	6,233,721	101,480	341,409
Transfer for contract terminations and annuity payouts	(3,535,523)	(3,436,542)	(103,935)	(68,275)

Net increase (decrease) in net assets from
contract transactions	$1,726,717	$9,633,082	$54,561	$533,938

Increase (decrease) in amounts retained in
Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$5,449,775	$17,177,284	$56,722	$685,840

Net assets at beginning of period	37,968,990	20,791,706	1,050,989	365,149

Net assets at end of period	$43,418,765	$37,968,990	$1,107,711	$1,050,989

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Fidelity VIP III Growth		Liberty All-Star
	Opportunities Fund - SC2		Equity Fund, VS (A)11
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(218,015)	$(151,271)	$(134,694)	$(382,240)
Realized gain (loss)	12,627	(38,513)	(191,691)	(1,311,192)
Change in unrealized appreciation (depreciation)
during the period	1,061,494	3,295,190	1,999,212	11,750,589
Net increase (decrease) in net assets from operations	$856,106	$3,105,406	$1,672,827	$10,057,157

Contract transactions:
Payments received from contract owners	$499,137	$2,149,753	$118,131	$277,323
Transfers between accounts, net	1,004,291	2,488,545	(35,961,673)	1,294,096
Transfer for contract terminations and annuity payouts	(1,117,632)	(1,242,373)	(1,631,416)	(3,635,532)

Net increase (decrease) in net assets from contract transactions	$385,796	$3,395,925	$(37,474,958)	$(2,064,113)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$1,241,902	$6,501,331	$(35,802,131)	$7,993,044

Net assets at beginning of period	16,457,703	9,956,372	35,802,131	27,809,087

Net assets at end of period	$17,699,605	$16,457,703	$-	$35,802,131

	Liberty All-Star		Liberty Asset
	Equity Fund, VS (B)12		Allocation Fund, VS (A) 13
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(52,695)	$(42,740)	$703,179	$1,368,720
Realized gain (loss)	(224,736)	(115,414)	(1,739,030)	(3,518,507)
Change in unrealized appreciation (depreciation)
during the period	437,133	1,151,140	6,829,227	14,950,740
Net increase (decrease) in net assets from operations	$159,702	$992,986	$5,793,376	$12,800,953

Contract transactions:
Payments received from contract owners	$60,374	$128,205	$690,994	$609,725
Transfers between accounts, net	(4,176,596)	701,477	2,788,847	(2,262,536)
Transfer for contract terminations and annuity payouts	(68,283)	(378,653)	(14,359,220)	(11,019,747)

Net increase (decrease) in net assets from contract transactions	$(4,184,505)	$451,029	$(10,879,379)	$(12,672,558)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(4,024,803)	$1,444,015	$(5,086,003)	$128,395

Net assets at beginning of period	4,024,803	2,580,788	76,988,228	76,859,833

Net assets at end of period	$-	$4,024,803	$71,902,225	$76,988,228
11	Fund was closed on 04/23/2004
12	Fund was closed on 04/23/2004
13	Name changed from SteinRoe Balanced Fund, (A) effective 04/04/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Liberty Asset		Liberty Federal
	Allocation Fund, VS (B) 14		Securities Fund, VS (A)
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$348,256	$648,923	$1,817,740	$1,813,023
Realized gain (loss)	272,056	74,478	530,313	420,791
Change in unrealized appreciation (depreciation) during the period	3,243,741	7,346,857	(1,146,630)	(1,563,282)
Net increase (decrease) in net assets from operations	$3,864,053	$8,070,258	$1,201,423	$670,532

Contract transactions:
Payments received from contract owners	$1,048,053	$5,197,919	$365,410	$483,586
Transfers between accounts, net	(427,906)	55,986	(3,394,677)	(3,930,744)
Transfer for contract terminations and annuity payouts	(5,993,965)	(6,445,316)	(8,345,700)	(10,424,738)

Net increase (decrease) in net assets from contract transactions	$(5,373,818)	$(1,191,411)	$(11,374,967)	$(13,871,896)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(1,509,765)	$6,878,847	$(10,173,544)	$(13,201,364)

Net assets at beginning of period	51,977,662	45,098,815	53,577,372	66,778,736

Net assets at end of period	$50,467,897	$51,977,662	$43,403,828	$53,577,372

	Liberty Federal		Liberty Growth &
	Securities Fund, VS (B)		Income Fund, VS (A) 15
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,641,910	$1,954,257	$347,063	$157,140
Realized gain (loss)	(66,576)	(68,154)	4,566,769	(759,199)
Change in unrealized appreciation (depreciation) during the period	(759,989)	(1,347,215)	9,893,973	25,363,633
Net increase (decrease) in net assets from operations	$1,815,345	$538,888	$14,807,805	$24,761,574

Contract transactions:
Payments received from contract owners	$2,299,495	$14,517,529	$967,208	$986,397
Transfers between accounts, net	(2,951,656)	3,309,425	4,245,959	51,477,613
Transfer for contract terminations and annuity payouts	(8,879,353)	(13,490,689)	(23,695,639)	(14,187,884)

Net increase (decrease) in net assets from contract transactions	$(9,531,514)	$4,336,265	$(18,482,472)	$38,276,126

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(7,716,169)	$4,875,153	$(3,674,667)	$63,037,700

Net assets at beginning of period	87,303,436	82,428,283	134,147,331	71,109,631

Net assets at end of period	$79,587,267	$87,303,436	$130,472,664	$134,147,331
14 Name changed from SteinRoe Balanced Fund (B) effective 04/04/2003
15 Name changed from Colonial US Growth & Income Fund VS (A) effective 04/04/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Liberty Growth &		Liberty Money Market
	Income Fund, VS (B) 16		Fund, VS (A) 17
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(25,948)	$(62,856)	$(759,284)	$(1,117,673)
Realized gain (loss)	816,175	(41,499)	-	-
Change in unrealized appreciation (depreciation) during the period	3,235,727	6,130,888	-	-
Net increase (decrease) in net assets from operations	$4,025,954	$6,026,533	$(759,284)	$(1,117,673)

Contract transactions:
Payments received from contract owners	$957,479	$2,653,231	$3,650,772	$31,224,181
Transfers between accounts, net	(449,832)	8,002,453	42,508,374	2,915,281
Transfer for contract terminations and annuity payouts	(4,138,688)	(2,776,887)	(39,484,809)	(89,578,278)

Net increase (decrease) in net assets from contract transactions	$(3,631,041)	$7,878,797	$6,674,337	$(55,438,816)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$394,913	$13,905,330	$5,915,053	$(56,556,489)

Net assets at beginning of period	36,932,735	23,027,405	120,466,243	177,022,732

Net assets at end of period	$37,327,648	$36,932,735	$126,381,296	$120,466,243

	Liberty Newport Japan		Liberty Newport Japan
	Opportunities Fund, VS (A)18		Opportunities Fund, VS (B)
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$-	$(19)
Realized gain (loss)	-	(61,000)	-	(1,493,226)
Change in unrealized appreciation (depreciation) during the period	-	58,667	-	1,439,313
Net increase (decrease) in net assets from operations	$-	$(2,333)	$-	$(53,932)

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	-	-	-	(21,639)
Transfer for contract terminations and annuity payouts	-	-	-	-

Net increase (decrease) in net assets from contract transactions	$-	$-	$-	$(21,639)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$(39,000)	$-	$(936,000)

Total increase (decrease) in net assets	$-	$(41,333)	$-	$(1,011,571)

Net assets at beginning of period	-	41,333	-	1,011,571

Net assets at end of period	$-	$-	$-	$-
16 Name changed from Colonial US Growth & Income Fund, VS (B) effective 04/04/2003
17 Name changed from SteinRoe Money Market Fund effective 04/04/2003
18 Merged with Liberty Money Market Fund, VS (A) effective 02/20/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Liberty S&P 500 Index Fund,		Liberty S&P 500
	VS (A)		Index Fund, VS (B)
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,243	$680	$(121,856)	$(169,881)
Realized gain (loss)	-		146,706	(54,772)
Change in unrealized appreciation (depreciation) during the period	7,116	17,268	3,307,466	7,538,778
Net increase (decrease) in net assets from operations	$8,359	$17,948	$3,332,316	$7,314,125

Contract transactions:
Payments received from contract owners	$-	$-	$1,427,520	$5,147,150
Transfers between accounts, net	-	(1)	2,547,506	5,755,758
Transfer for contract terminations and annuity payouts	-	-	(4,474,614)	(3,339,683)

Net increase (decrease) in net assets from contract transactions	$-	$(1)	$(499,588)	$7,563,225

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$8,359	$17,947	$2,832,728	$14,877,350

Net assets at beginning of period	82,503	64,556	39,475,050	24,597,700

Net assets at end of period	$90,862	$82,503	$42,307,778	$39,475,050

	Liberty Select		Liberty Select
	Value Fund, VS (A)		Value Fund, VS (B)
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$669	$388	$(460,265)	$(360,592)
Realized gain (loss)	718	-	466,946	9,996
Change in unrealized appreciation (depreciation) during the period	19,012	27,927	4,232,751	6,603,845
Net increase (decrease) in net assets from operations	$20,399	$28,315	$4,239,432	$6,253,249

Contract transactions:
Payments received from contract owners	$-	$-	$880,416	$4,503,181
Transfers between accounts, net	-	-	1,133,650	2,475,471
Transfer for contract terminations and annuity payouts	-	-	(3,222,121)	(2,313,957)

Net increase (decrease) in net assets from contract transactions	$-	$-	$(1,208,055)	$4,664,695

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$20,399	$28,315	$3,031,377	$10,917,944

Net assets at beginning of period	130,882	102,567	32,070,195	21,152,251

Net assets at end of period	$151,281	$130,882	$35,101,572	$32,070,195

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Liberty
	Small Company		Liberty Value
	Growth Fund, VS (A) 19		Fund, VS (A)20
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(114,185)	$(91,474)	$-	$18,525
Realized gain (loss)	32,871	(163,273)	-	(33,560,421)
Change in unrealized appreciation (depreciation) during the period	771,369	2,489,207	-	29,616,840
Net increase (decrease) in net assets from operations	$690,055	$2,234,460	$-	$(3,925,056)

Contract transactions:
Payments received from contract owners	$2,231	$148,966	$-	$174,145
Transfers between accounts, net	1,084,034	758,557	-	(52,505,309)
Transfer for contract terminations and annuity payouts	(1,474,648)	(941,092)	-	(2,105,551)

Net increase (decrease) in net assets from contract transactions	$(388,383)	$(33,569)	$-	$(54,436,715)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$301,672	$2,200,891	$-	$(58,361,771)

Net assets at beginning of period	7,905,566	5,704,675	-	58,361,771

Net assets at end of period	$8,207,238	$7,905,566	$-	$-

	Liberty Value
	Fund, VS (B)21		MFS Bond Series IC
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$-	$(2,525)	$165,369	$190,676
Realized gain (loss)	-	(2,795,133)	62,641	50,365
Change in unrealized appreciation (depreciation) during the period	-	2,312,374	(70,262)	82,378
Net increase (decrease) in net assets from operations	$-	$(485,284)	$157,748	$323,419

Contract transactions:
Payments received from contract owners	$-	$428,398	$3,898	$18,268
Transfers between accounts, net	(695)	(6,783,224)	(82,187)	147,985
Transfer for contract terminations and annuity payouts	695	(305,323)	(799,872)	(941,487)

Net increase (decrease) in net assets from contract transactions	$-	$(6,660,149)	$(878,161)	$(775,234)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$-	$(7,145,433)	$(720,413)	$(451,815)

Net assets at beginning of period	-	7,145,433	3,961,448	4,413,263

Net assets at end of period	$-	$-	$3,241,035	$3,961,448
19 Name changed from SteinRoe Small Company Growth Fund, VS (A) effective 04/11/2003
20 Merged with Liberty Growth & Income Fund, VS (A) effective 04/07/2003
21 Merged with Liberty Growth & Income Fund, VS(B) effective 04/07/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	MFS Emerging		MFS Emerging
	Growth Series IC		Growth Series SC
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(193,628)	$(201,136)	$(98,288)	$(88,729)
Realized gain (loss)	(722,233)	(2,129,378)	(81,637)	(191,718)
Change in unrealized appreciation (depreciation) during the period	2,272,541	5,736,067	780,188	1,557,668
Net increase (decrease) in net assets from operations	$1,356,680	$3,405,553	$600,263	$1,277,221

Contract transactions:
Payments received from contract owners	$203,265	$346,600	$162,033	$416,606
Transfers between accounts, net	(697,956)	(607,382)	(255,819)	96,265
Transfer for contract terminations and annuity payouts	(2,522,389)	(2,247,029)	(557,319)	(568,513)

Net increase (decrease) in net assets from contract transactions	$(3,017,080)	$(2,507,811)	$(651,105)	$(55,642)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(1,660,400)	$897,742	$(50,842)	$1,221,579

Net assets at beginning of period	14,477,464	13,579,722	5,965,282	4,743,703

Net assets at end of period	$12,817,064	$14,477,464	$5,914,440	$5,965,282

	MFS Investors Growth		MFS Investors
	Stock Series SC		Trust Series SC
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(254,060)	$(193,211)	$(183,767)	$(142,400)
Realized gain (loss)	40,711	(17,106)	63,173	(106,630)
Change in unrealized appreciation (depreciation) during the period	1,242,953	2,381,357	1,526,390	2,594,004
Net increase (decrease) in net assets from operations	$1,029,604	$2,171,040	$1,405,796	$2,344,974

Contract transactions:
Payments received from contract owners	$447,052	$1,407,967	$420,679	$2,434,062
Transfers between accounts, net	227,332	3,352,904	66,363	1,203,636
Transfer for contract terminations and annuity payouts	(1,242,202)	(931,321)	(1,168,630)	(1,357,132)

Net increase (decrease) in net assets from contract transactions	$(567,818)	$3,829,550	$(681,588)	$2,280,566

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$461,786	$6,000,590	$724,208	$4,625,540

Net assets at beginning of period	15,071,517	9,070,927	15,599,304	10,973,764

Net assets at end of period	$15,533,303	$15,071,517	$16,323,512	$15,599,304

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	MFS New
	Discovery Series SC		MFS Research Series IC
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(125,911)	$(104,491)	$(73,710)	$(161,502)
Realized gain (loss)	(21,913)	(35,772)	(1,548,807)	(2,483,573)
Change in unrealized appreciation (depreciation) during the period	402,288	1,855,346	4,411,124	7,021,958
Net increase (decrease) in net assets from operations	$254,464	$1,715,083	$2,788,607	$4,376,883

Contract transactions:
Payments received from contract owners	$186,042	$765,198	$194,775	$368,191
Transfers between accounts, net	(216,365)	595,517	(247,257)	(596,063)
Transfer for contract terminations and annuity payouts	(434,547)	(576,474)	(3,872,268)	(3,091,926)

Net increase (decrease) in net assets from contract transactions	$(464,870)	$784,241	$(3,924,750)	$(3,319,798)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(210,406)	$2,499,324	$(1,136,143)	$1,057,085

Net assets at beginning of period	7,698,082	5,198,758	22,656,768	21,599,683

Net assets at end of period	$7,487,676	$7,698,082	$21,520,625	$22,656,768

	Newport		Newport
	Tiger Fund, VS (A)		Tiger Fund, VS (B)
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(25,360)	$79,300	$(16,623)	$(10,529)
Realized gain (loss)	223,778	(211,922)	11,776	10,601
Change in unrealized appreciation (depreciation) during the period	668,388	2,421,385	362,687	649,444
Net increase (decrease) in net assets from operations	$866,806	$2,288,763	$357,840	$649,516

Contract transactions:
Payments received from contract owners	$60,751	$94,739	$127,652	$450,441
Transfers between accounts, net	5,658	(117,354)	106,357	506,637
Transfer for contract terminations and annuity payouts	(1,390,504)	(720,775)	(131,731)	(156,564)

Net increase (decrease) in net assets from contract transactions	$(1,324,095)	$(743,390)	$102,278	$800,514

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(457,289)	$1,545,373	$460,118	$1,450,030

Net assets at beginning of period	7,245,597	5,700,224	2,465,989	1,015,959

Net assets at end of period	$6,788,308	$7,245,597	$2,926,107	$2,465,989

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Rydex Arktos		Rydex
	Fund		Banking Fund
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(18,771)	$2,911	$(238)	$(3)
Realized gain (loss)	(413,823)	(4,972)	14,807	3,784
Change in unrealized appreciation (depreciation) during the period	(311,207)	(180,198)	5,637	414
Net increase (decrease) in net assets from operations	$(743,801)	$(182,259)	$20,206	$4,195

Contract transactions:
Payments received from contract owners	$750	$-	$-	$-
Transfers between accounts, net	3,209,518	3,873,737	51,030	16,896
Transfer for contract terminations and annuity payouts	(280,111)	(109,097)	(21,517)	-

Net increase (decrease) in net assets from contract transactions	$2,930,157	$3,764,640	$29,513	$16,896

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$2,186,356	$3,582,381	$49,719	$21,091

Net assets at beginning of period	3,724,320	141,939	21,091	-

Net assets at end of period	$5,910,676	$3,724,320	$70,810	$21,091

	Rydex		Rydex
	Basic Materials Fund		Biotechnology Fund
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,255)	$(23)	$(255)	$(278)
Realized gain (loss)	10,439	2,262	(55,699)	(1,179)
Change in unrealized appreciation (depreciation) during the period	(245)	263	(39)	39
Net increase (decrease) in net assets from operations	$8,939	$2,502	$(55,993)	$(1,418)

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	(8,759)	4,585	51,159	10,485
Transfer for contract terminations and annuity payouts	(7,220)	-	(104)	(4,129)

Net increase (decrease) in net assets from contract transactions	$(15,979)	$4,585	$51,055	$6,356

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(7,040)	$7,087	$(4,938)	$4,938

Net assets at beginning of period	7,087	-	4,938	-

Net assets at end of period	$47	$7,087	$-	$4,938

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Rydex		Rydex
	Consumer Products Fund		Electronics Fund
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,779)	$(3)	$(1,336)	$(188)
Realized gain (loss)	6,313	(39)	(30,298)	8,310
Change in unrealized appreciation (depreciation) during the period	1,340	145	(1,082)	1,090
Net increase (decrease) in net assets from operations	$5,874	$103	$(32,716)	$9,212

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	11,463	7,101	34,454	(1,064)
Transfer for contract terminations and annuity payouts	(10,930)	-	(104)	(4,529)

Net increase (decrease) in net assets from contract transactions	$533	$7,101	$34,350	$(5,593)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$6,407	$7,204	$1,634	$3,619

Net assets at beginning of period	7,204		3,619	-

Net assets at end of period	$13,611	$7,204	$5,253	$3,619

	Rydex		Rydex
	Energy Fund		Energy Services Fund
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(11,299)	$(1)	$(3,504)	$(125)
Realized gain (loss)	182,017	190	112,858	264
Change in unrealized appreciation (depreciation) during the period	29,957	-	2,358	3,047
Net increase (decrease) in net assets from operations	$200,675	$189	$111,712	$3,186

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	86,338	(189)	3,195,333	28,848
Transfer for contract terminations and annuity payouts	(55,265)	-	(41,328)	-

Net increase (decrease) in net assets from contract transactions	$31,073	$(189)	$3,154,005	$28,848

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$231,748	$-	$3,265,717	$32,034

Net assets at beginning of period	-	-	32,034	-

Net assets at end of period	$231,748	$-	$3,297,751	$32,034

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Rydex Financial		Rydex Financial
	Services Fund, VS (A)		Services Fund, VS (B)22
	2004	2003	2004		2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(208)	$(155)		$-		$(3,056)
Realized gain (loss)	(3,536)	(17,575)		-		(706,769)
Change in unrealized appreciation (depreciation) during the period	2,483	10,064		-		601,404
Net increase (decrease) in net assets from operations	$(1,261)	$(7,666)		$-		$(108,421)

Contract transactions:
Payments received from contract owners	$-	$-		$-		$99,689
Transfers between accounts, net	38,692	3,092		-		(2,690,854)
Transfer for contract terminations and annuity payouts	-	-		-		(79,234)

Net increase (decrease) in net assets from contract transactions	$38,692	$3,092		$-		$(2,670,399)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$(87,675)	$		$

Total increase (decrease) in net assets	$37,431	$(92,249)		$-		$(2,778,820)

Net assets at beginning of period	27	92,276		-		2,778,820

Net assets at end of period	$37,458	$27		$-		$-

	Rydex Health		Rydex Health Care
	Care Fund, VS (A)		Fund, VS (B)23
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(134)	$(99)	$-	$(14,382)
Realized gain (loss)	(3,759)	(17,953)	-	(1,221,426)
Change in unrealized appreciation (depreciation) during the period	(470)	16,793	-	1,198,713
Net increase (decrease) in net assets from operations	$(4,363)	$(1,259)	$-	$(37,095)

Contract transactions:
Payments received from contract owners	$-	$-	$-	$113,968
Transfers between accounts, net	24,403	3,868	-	(4,649,342)
Transfer for contract terminations and annuity payouts	(24,999)	-	-	(163,341)

Net increase (decrease) in net assets from contract transactions	$(596)	$3,868	$-	$(4,698,715)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$(80,500)	$-	$-

Total increase (decrease) in net assets	$(4,959)	$(77,891)	$-	$(4,735,810)

Net assets at beginning of period	5,859	83,750	-	4,735,810

Net assets at end of period	$900	$5,859	$-	$-
22 Merged with Liberty Money Market Fund, VS (A) effective 03/27/2003
23 Merged with Liberty Money Market Fund, VS (A) effective 03/27/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Rydex		Rydex
	Internet Fund		Juno Fund24
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,937)	$(190)	$(5,295)	$(375)
Realized gain (loss)	(135,282)	7,735	(66,638)	46,130
Change in unrealized appreciation (depreciation) during the period	(906)	970	(27,396)	1,749
Net increase (decrease) in net assets from operations	$(138,125)	$8,515	$(99,329)	$47,504

Contract transactions:
Payments received from contract owners	$-	$-	$891	$-
Transfers between accounts, net	225,335	15,408	433,946	56,804
Transfer for contract terminations and annuity payouts	(7,680)	(19,912)	(82,866)	(1,520)

Net increase (decrease) in net assets from contract transactions	$217,655	$(4,504)	$351,971	$55,284

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$79,530	$4,011	$252,642	$102,788

Net assets at beginning of period	4,011	-	102,788	-

Net assets at end of period	$83,541	$4,011	$355,430	$102,788

	Rydex		Rydex
	Large Cap Europe Fund		Large Cap Japan Fund
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$12,028	$271	$(1,159)	$(82)
Realized gain (loss)	2,603	(2,542)	25,916	11,252
Change in unrealized appreciation (depreciation) during the period	(5,706)	(269)	2,000	25
Net increase (decrease) in net assets from operations	$8,925	$(2,540)	$26,757	$11,195

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	72,478	12,760	2,791	(9,425)
Transfer for contract terminations and annuity payouts	(144)	-	-	(99)

Net increase (decrease) in net assets from contract transactions	$72,334	$12,760	$2,791	$(9,524)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$81,259	$10,220	$29,548	$1,671

Net assets at beginning of period	10,220	-	1,671	-

Net assets at end of period	$91,479	$10,220	$31,219	$1,671
24 New fund effective 05/14/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Rydex		Rydex
	Leisure Fund		Medius Fund
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,664)	$(1)	$(1,323)	$(289)
Realized gain (loss)	(31,130)	105	(59,983)	19,094
Change in unrealized appreciation (depreciation) during the period	-	-	24,892	(7,224)
Net increase (decrease) in net assets from operations	$(32,794)	$104	$(36,414)	$11,581

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	36,210	(104)	103,872	119,857
Transfer for contract terminations and annuity payouts	(3,416)	-	(210)	-
	-
Net increase (decrease) in net assets from contract transactions	$32,794	$(104)	$103,662	$119,857

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$-	$-	$67,248	$131,438

Net assets at beginning of period	-	-	149,318	17,880

Net assets at end of period	$-	$-	$216,566	$149,318

	Rydex		Rydex
	Mekros Fund		Nova Fund
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,384)	$19,581	$(4,308)	$(920)
Realized gain (loss)	56,880	199,371	(49,523)	10,695
Change in unrealized appreciation (depreciation) during the period	102,562	25,882	(6,677)	26,273
Net increase (decrease) in net assets from operations	$156,058	$193,070	$(60,508)	$36,048

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	207,018	184,049	548,274	312,896
Transfer for contract terminations and annuity payouts	(1,200)	-	(8,756)	-

Net increase (decrease) in net assets from contract transactions	$205,818	$184,049	$539,518	$312,896

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$361,876	$377,119	$479,010	$348,944

Net assets at beginning of period	395,011	17,892	457,284	108,340

Net assets at end of period	$756,887	$395,011	$936,294	$457,284

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Rydex		Rydex Precious
	OTC Fund		Metals Fund
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(54,950)	$(42,430)	$(11,511)	$(1,659)
Realized gain (loss)	(142,931)	(42,156)	95,737	78,039
Change in unrealized appreciation (depreciation) during the period	270,383	977,310	(67,922)	46,579
Net increase (decrease) in net assets from operations	$72,502	$892,724	$16,304	$122,959

Contract transactions:
Payments received from contract owners	$39,956	$464,181	$-	$-
Transfers between accounts, net	670,387	97,654	648,803	(50,518)
Transfer for contract terminations and annuity payouts	(331,567)	(359,693)	(84,419)	-

Net increase (decrease) in net assets from contract transactions	$378,776	$202,142	$564,384	$(50,518)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$451,278	$1,094,866	$580,688	$72,441

Net assets at beginning of period	3,183,440	2,088,574	242,306	169,865

Net assets at end of period	$3,634,718	$3,183,440	$822,994	$242,306

	Rydex		Rydex
	Real Estate Fund		Retailing Fund
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$955	$4,716	$(362)	$(3)
Realized gain (loss)	13,865	(1,736)	(5,413)	354
Change in unrealized appreciation (depreciation) during the period	17,819	-	1,528	-
Net increase (decrease) in net assets from operations	$32,639	$2,980	$(4,247)	$351

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	530,017	(2,980)	59,110	(351)
Transfer for contract terminations and annuity payouts	(21,872)	-	(18)	-

Net increase (decrease) in net assets from contract transactions	$508,145	$(2,980)	$59,092	$(351)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$540,784	$-	$54,845	$-

Net assets at beginning of period	-	-	-	-

Net assets at end of period	$540,784	$-	$54,845	$-

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Rydex
	Technology Fund
	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(97)	$(141)
Realized gain (loss)	(6,539)	(18,783)
Change in unrealized appreciation (depreciation) during the period	7	-
Net increase (decrease) in net assets from operations	$(6,629)	$(18,924)

Contract transactions:
Payments received from contract owners	$-	$-
Transfers between accounts, net	136,805	18,924
Transfer for contract terminations and annuity payouts	-	-

Net increase (decrease) in net assets from contract transactions	$136,805	$18,924

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-

Total increase (decrease) in net assets	$130,176	$-

Net assets at beginning of period	-	-

Net assets at end of period	$130,176	$-

	Rydex Telecommunications Fund
	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(6,558)	$(426)
Realized gain (loss)	(295,204)	2,146
Change in unrealized appreciation (depreciation) during the period	422	14,079
Net increase (decrease) in net assets from operations	$(301,340)	$15,799

Contract transactions:
Payments received from contract owners	$797,390	$-
Transfers between accounts, net	(28,143)	33,742
Transfer for contract terminations and annuity payouts	-	-

Net increase (decrease) in net assets from contract transactions	$769,247	$33,742

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-

Total increase (decrease) in net assets	$467,907	$49,541

Net assets at beginning of period	76,547	27,006

Net assets at end of period	$544,454	$76,547

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Rydex		Rydex
	Titan 500 Fund		Transportation Fund
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(5,159)	$(60)	$(345)	$(5)
Realized gain (loss)	129,079	6,520	(14,730)	286
Change in unrealized appreciation (depreciation) during the period	4,966	(3,261)	3,455	-
Net increase (decrease) in net assets from operations	$128,886	$3,199	$(11,620)	$281

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	1,690,106	26,524	46,508	(281)
Transfer for contract terminations and annuity payouts	(1,889)	-	(268)	-

Net increase (decrease) in net assets from contract transactions	$1,688,217	$26,524	$46,240	$(281)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$1,817,103	$29,723	$34,620	$-

Net assets at beginning of period	35,835	6,112	-	-

Net assets at end of period	$1,852,938	$35,835	$34,620	$-

	Rydex		Rydex US Gov't
	Ursa Fund		Bond Fund
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,543)	$(2,575)	$35,168	$21,154
Realized gain (loss)	(85,289)	(56,540)	146,785	92,802
Change in unrealized appreciation (depreciation) during the period	2,668	(4,400)	(84,349)	84,345
Net increase (decrease) in net assets from operations	$(86,164)	$(63,515)	$97,604	$198,301

Contract transactions:
Payments received from contract owners	$-	$-	$-	$-
Transfers between accounts, net	173,795	124,882	(7,387,919)	7,618,266
Transfer for contract terminations and annuity payouts	(78,434)	(351)	(244,039)	(282,211)

Net increase (decrease) in net assets from contract transactions	$95,361	$124,531	$(7,631,958)	$7,336,055

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$9,197	$61,016	$(7,534,354)	$7,534,356

Net assets at beginning of period	215,455	154,439	7,534,388	32

Net assets at end of period	$224,652	$215,455	$34	$7,534,388

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Rydex US Gov't		Rydex
	Money Market Fund		Utilities Fund
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(158,122)	$(107,606)	$(155)	$319
Realized gain (loss)	-	-	2,208	29,714
Change in unrealized appreciation (depreciation) during the period	-	-	11,082	(3,714)
Net increase (decrease) in net assets from operations	$(158,122)	$(107,606)	$13,135	$26,319

Contract transactions:
Payments received from contract owners	$28,097,927	$30,102,482	$-	$-
Transfers between accounts, net	(8,827,721)	(12,384,631)	495,480	(99,542)
Transfer for contract terminations and annuity payouts	(8,721,815)	(7,334,764)	(3,519)	-

Net increase (decrease) in net assets from contract transactions	$10,548,391	$10,383,087	$491,961	$(99,542)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$10,390,269	$10,275,481	$505,096	$(73,223)

Net assets at beginning of period	14,541,766	4,266,285	6,890	80,113

Net assets at end of period	$24,932,035	$14,541,766	$511,986	$6,890

	Rydex		SteinRoe Global
	Velocity Fund		Utilities Fund, VS (A)26
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,319	$5,142	$-	$58,206
Realized gain (loss)	313,739	7,571	-	(10,156,127)
Change in unrealized appreciation (depreciation) during the period	57,033	4,160	-	10,255,102
Net increase (decrease) in net assets from operations	$372,091	$16,873	$-	$157,181

Contract transactions:
Payments received from contract owners	$-	$-	$-	$42,564
Transfers between accounts, net	2,201,965	59,675	-	(21,319,328)
Transfer for contract terminations and annuity payouts	(108)	-	-	(931,890)

Net increase (decrease) in net assets from contract transactions	$2,201,857	$59,675	$-	$(22,208,654)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$2,573,948	$76,548	$-	$(22,051,473)

Net assets at beginning of period	94,759	18,211	-	22,051,473

Net assets at end of period	$2,668,707	$94,759	$-	$-
26 Merged with Columbia International Fund, VS (A) effective 04/14/2003

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	SteinRoe Growth		UBS Global AM
	Stock Fund, VS (B)		Tactical Allocation
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(310,228)	$(259,451)	$(90,019)	$(74,624)
Realized gain (loss)	(897,645)	(561,986)	(660,522)	(1,527,011)
Change in unrealized appreciation (depreciation) during the period	275,561	4,826,267	1,697,028	4,234,385
Net increase (decrease) in net assets from operations	$(932,312)	$4,004,830	$946,487	$2,632,750

Contract transactions:
Payments received from contract owners	$543,370	$2,062,660	$675,215	$146,093
Transfers between accounts, net	(1,245,919)	(677,912)	(269,155)	(724,202)
Transfer for contract terminations and annuity payouts	(2,029,930)	(2,128,323)	(2,167,574)	(1,928,285)

Net increase (decrease) in net assets from contract transactions	$(2,732,479	$(743,575)	$(1,761,514)	$(2,506,394)

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(3,664,791)	$3,261,255	$(815,027)	$126,356

Net assets at beginning of period	21,403,752	18,142,497	12,263,325	12,136,969

Net assets at end of period	$17,738,961	$21,403,752	$11,448,298	$12,263,325

	SteinRoe Growth		Templeton Developing
	Stock Fund, VS (A)		Markets Securities Fund 2
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(560,019)	$(481,472)	$685	$(9,233)
Realized gain (loss)	(10,102,459)	(12,694,272)	(10,667)	(34,985)
Change in unrealized appreciation (depreciation) during the period	8,927,398	22,349,438	493,317	679,664
Net increase (decrease) in net assets from operations	$(1,735,080)	$9,173,694	$483,335	$635,446

Contract transactions:
Payments received from contract owners	$522,130	$704,507	$18,859	$44,566
Transfers between accounts, net	(439,681)	(883,048)	480,741	265,011
Transfer for contract terminations and annuity payouts	(6,756,079)	(6,360,163)	(207,992)	(187,949)

Net increase (decrease) in net assets from contract transactions	$(6,673,630)	$(6,538,704)	$291,608	$121,628

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$(8,408,710)	$2,634,990	$774,943	$757,074

Net assets at beginning of period	46,776,239	44,141,249	2,105,006	1,347,932

Net assets at end of period	$38,367,529	$46,776,239	$2,879,949	$2,105,006

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003
	Wanger International
	Small Cap Fund		Wanger Select Fund27
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(166,335)	$(162,610)	$(387,668)	$(232,935)
Realized gain (loss)	166,785	192,594	96,602	(4,848)
Change in unrealized appreciation (depreciation) during the period	4,409,963	4,992,948	4,187,583	3,734,398
Net increase (decrease) in net assets from operations	$4,410,413	$5,022,932	$3,896,517	$3,496,615

Contract transactions:
Payments received from contract owners	$391,957	$2,475,056	$893,202	$2,500,324
Transfers between accounts, net	238,620	(1,150,488)	2,729,943	6,983,333
Transfer for contract terminations and annuity payouts	(1,003,793)	(1,023,568)	(1,843,066)	(1,203,238)

Net increase (decrease) in net assets from contract transactions	$(373,216)	$301,000	$1,780,079	$8,280,419

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$4,037,197	$5,323,932	$5,676,596	$11,777,034

Net assets at beginning of period	15,787,070	10,463,138	20,678,694	8,901,660

Net assets at end of period	$19,824,267	$15,787,070	$26,355,290	$20,678,694

	Wanger International		Wanger US
	Select Fund28		Smaller Companies Fund
	2004	2003	2004	2003
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(62,209)	$(39,201)	$(839,506)	$(615,386)
Realized gain (loss)	27,519	15,510	739,752	815,741
Change in unrealized appreciation (depreciation) during the period	1,026,298	1,118,436	8,181,258	13,978,465
Net increase (decrease) in net assets from operations	$991,608	$1,094,745	$8,081,504	$14,178,820

Contract transactions:
Payments received from contract owners	$133,329	$311,701	$1,770,054	$6,496,133
Transfers between accounts, net	1,015,355	503,096	(1,173,236)	6,130,216
Transfer for contract terminations and annuity payouts	(232,132)	(190,852)	(3,439,055)	(3,229,007)

Net increase (decrease) in net assets from contract transactions	$916,552	$623,945	$(2,842,237)	$9,397,342

Increase (decrease) in amounts retained in Variable Account A, net	$-	$-	$-	$-

Total increase (decrease) in net assets	$1,908,160	$1,718,690	$5,239,267	$23,576,162

Net assets at beginning of period	4,118,354	2,399,664	50,570,392	26,994,230

Net assets at end of period	$6,026,514	$4,118,354	$55,809,659	$50,570,392
27 Changed name from Wanger Twenty effective 04/30/2004
28 Changed name from Wanger Foreign Forty effective 04/30/2004

See notes to Financial Statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements

December 31, 2004

1. Organization

Keyport Variable Account A (the "Variable Account") is a segregated investment account of Sun Life Assurance Company of Canada (U.S.) (the "Company"). The Variable Account was previously a segregated investment account of Keyport Life Insurance Co. ("Keyport"). On December 31, 2003, Keyport merged into Sun Life Assurance Company of Canada (U.S.) (the "Company"). The merger had no effect on the existing rights and benefits of the policyholders of the Variable Accounts.

As a result of the merger, the name of the variable account changed to Sun Life Assurance Company of Canada (U.S.) - Keyport Variable Account A (previously known as Keyport Life Insurance Company - Variable Account A).

The Variable Account exists in accordance with the regulations of the Delaware Department of Insurance, is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended, and invests in shares of eligible funds. The Variable Account is a funding vehicle for group and individual variable annuity contracts. The Variable Account currently offers eleven variable annuity contracts: Keyport Advisor, Keyport Advisor Vista, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Vista, Keyport Optima, Keyport Exeter, SteinRoe Annuity, Rydex, and Keyport Latitude, distinguished principally by the level of expenses, surrender charges, and eligible fund options. The eleven contracts and their respective eligible fund options are as follows:
Keyport Advisor Variable Annuity	Keyport Advisor Vista Variable Annuity

Alger American Fund:	AIM Variable Insurance Funds, Inc:
Alger American Growth Portfolio	AIM VI Capital Appreciation Fund
Alger American Small Capitalization	AIM VI Growth Fund Portfolio
AIM VI International Growth Fund

MFS Variable Insurance Trust:	MFS Variable Insurance Trust:
MFS Emerging Growth Series - IC	MFS Bond Series - IC
MFS Research Series - IC	MFS Research Series - IC
MFS Emerging Growth Series - IC

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
Liberty Asset Allocation Fund, VS (A)	Liberty Asset Allocation Fund, VS (A)
Liberty Money Market Fund, VS (A)	Liberty Money Market Fund, VS (A)
Liberty Small Company Growth Fund, VS (A)	Liberty Small Company Growth Fund, VS (A)
Liberty Federal Securities Fund, VS (A)	SteinRoe Growth Stock Fund, VS (A)
SteinRoe Growth Stock Fund, VS (A)

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Colonial Strategic Income Fund, VS (A)	Liberty Growth & Income Fund, VS (A)
Columbia International Fund, VS (A)	Columbia International Fund, VS (A)
Liberty Growth & Income Fund, VS (A)	Colonial Strategic Income Fund, VS (A)
Newport Tiger Fund, VS (A)	Colonial Small Cap Value Fund, VS (A)
Columbia High Yield Securities Fund, VS (A)

AllianceBernstein Variable Products Series Fund, Inc:	AllianceBernstein Variable Products Series Fund, Inc:
AllianceBernstein Global Bond Portfolio (A)	AllianceBernstein Global Bond Portfolio (A)
AllianceBernstein Premier Growth Portfolio (A)	AllianceBernstein Premier Growth Portfolio (A)
AllianceBernstein Growth and Income Portfolio (A)
AllianceBernstein Real Estate Investment Portfolio (A)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Advisor Charter Variable Annuity	Keyport Advisor Optima Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Fund	AIM VI Capital Appreciation Fund
AIM VI Premier Equity Fund	AIM VI Premier Equity Fund
AIM VI Growth Fund

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
Liberty Money Market Fund, VS (A)	Liberty Money Market Fund, VS (A)
Liberty Asset Allocation Fund, VS (A)	Liberty Asset Allocation Fund, VS (A)
Liberty Federal Securities Fund, VS (A)	Liberty Federal Securities Fund, VS (A)
SteinRoe Growth Stock Fund, VS (A)	SteinRoe Growth Stock Fund, VS (A)

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Columbia International Fund, VS (A)	Columbia International Fund, VS (A)
Columbia International Fund, VS (B)	Columbia International Fund, VS (B)
Columbia High Yield Securities Fund, VS (A)	Columbia High Yield Securities Fund, VS (A)
Colonial Small Cap Value Fund, VS (A)	Colonial Small Cap Value Fund, VS (A)
Liberty Growth & Income Fund, VS (A)	Liberty Growth & Income Fund, VS (A)
Newport Tiger Fund, VS (A)	Columbia Real Estate Equity Fund, VS (B)
Colonial Strategic Income Fund, VS (A)
Columbia Real Estate Equity Fund, VS (B)

AllianceBernstein Variable Products Series Fund, Inc:	AllianceBernstein Variable Products Series Fund, Inc:
AllianceBernstein Global Bond Portfolio (B)	AllianceBernstein Global Bond Portfolio (B)
AllianceBernstein Technology Portfolio (B)	AllianceBernstein Technology Portfolio (B)
AllianceBernstein Premier Growth Portfolio (B)	AllianceBernstein Growth and Income Portfolio (B)
AllianceBernstein Total Return Portfolio (B)
AllianceBernstein International Portfolio (B)
Franklin Templeton:	AllianceBernstein Growth Portfolio (B)
Templeton Developing Markets Sec Fund 2

Alger American Fund:	Franklin Templeton:
Alger American Growth Portfolio	Templeton Developing Markets Sec Fund 2
Alger American Small Capitalization Portfolio
UBS Series Trust:
UBS Global AM Tactical Allocation

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Charter Variable Annuity	Keyport Vista Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Fund	AIM VI Capital Appreciation Fund
AIM VI International Growth Fund	AIM VI International Growth Fund
AIM VI Premier Equity Fund	AIM VI Premier Equity Fund

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
Liberty Money Market Fund, VS (A)	Liberty Money Market Fund, VS (A)
Liberty Asset Allocation Fund, VS (B)	Liberty Asset Allocation Fund, VS (B)
Liberty Federal Securities Fund, VS (B)	Liberty Federal Securities Fund, VS (B)
SteinRoe Growth Stock Fund, VS (B)	SteinRoe Growth Stock Fund, VS (B)

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Columbia High Yield Securities Fund, VS (B)	Columbia High Yield Securities Fund, VS (B)
Colonial Small Cap Value Fund, VS (B)	Colonial Small Cap Value Fund, VS (B)
Colonial Strategic Income Fund, VS (B)	Colonial Strategic Income Fund, VS (B)
Liberty Growth & Income Fund, VS (B)	Liberty Growth & Income Fund, VS (B)
Columbia Real Estate Equity Fund, VS (B)	Columbia Real Estate Equity Fund, VS (B)
Liberty Newport Japan Opportunity Fund, VS (B)	Liberty Newport Japan Opportunity Fund, VS (B)
Liberty S&P 500 Index Fund, VS (B)	Liberty S&P 500 Index Fund, VS (B)
Liberty Select Value Fund, VS (B)	Liberty Select Value Fund, VS (B)
Liberty Growth & Income Fund, VS (B)	Liberty Growth & Income Fund, VS (B)
Newport Tiger Fund, VS (B)	Newport Tiger Fund, VS (B)

Wanger Advisers Trust:	Wanger Advisers Trust:
Wanger International Select Fund	Wanger International Select Fund
Wanger International Small Cap Fund	Wanger International Small Cap Fund
Wanger Select Fund	Wanger Select Fund
Wanger US Smaller Companies Fund	Wanger US Smaller Companies Fund

AllianceBernstein Variable Products Series Fund, Inc:	AllianceBernstein Variable Products Series Fund, Inc:
AllianceBernstein Growth & Income Portfolio (B)	AllianceBernstein Growth & Income Portfolio (B)
AllianceBernstein Premier Growth Portfolio (B)	AllianceBernstein Premier Growth Portfolio (B)
AllianceBernstein Technology Portfolio (B)	AllianceBernstein Technology Portfolio (B)
AllianceBernstein Worldwide Privatization Portfolio (B)	AllianceBernstein Worldwide Privatization Portfolio (B)

Fidelity VIP Funds:	Fidelity VIP Funds:
Fidelity VIP Equity Income Fund - SC2	Fidelity VIP Equity Income Fund - SC2
Fidelity VIP III Growth Opportunities Fund - SC2	Fidelity VIP III Growth Opportunities Fund - SC2
Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	Fidelity VIP III Dynamic Capital Appreciation Fund - SC2

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Charter Variable Annuity (continued)	Keyport Vista Variable Annuity (continued)

MFS Variable Insurance Trust:	MFS Variable Insurance Trust:
MFS Emerging Growth Series - SC	MFS Emerging Growth Series - SC
MFS Investors Growth Stock Series - SC	MFS Investors Growth Stock Series - SC
MFS Investors Trust Series - SC	MFS Investors Trust Series - SC
MFS New Discovery Series - SC	MFS New Discovery Series - SC

Rydex Variable Trust:	Rydex Variable Trust:
Rydex OTC Fund	Rydex OTC Fund

Keyport Optima Variable Annuity	Keyport Optima Variable Annuity

AIM Variable Insurance Funds, Inc:	AllianceBernstein Variable Products Series Fund, Inc:
AIM VI Capital Appreciation Fund	AllianceBernstein Growth & Income Portfolio (B)
AIM VI International Growth Fund	AllianceBernstein Total Return Portfolio (B)
AIM VI Premier Equity Fund	AllianceBernstein International Portfolio (B)
AllianceBernstein Growth Portfolio (B)
AllianceBernstein Global Bond Portfolio (B)
AllianceBernstein Technology Portfolio (B)

SteinRoe Variable Investment Trust (SRVIT):	MFS Variable Insurance Trust:
Liberty Money Market Fund, VS (A)	MFS Emerging Growth Series - SC
Liberty Asset Allocation Fund, VS (B)	MFS Investors Growth Stock Series - SC
Liberty Federal Securities Fund, VS (B)	MFS Investors Trust Series - SC
SteinRoe Growth Stock Fund, VS (B)

Liberty Variable Investment Trust (LVIT):	UBS Series Trust:
Columbia High Yield Securities Fund, VS (B)	UBS Global AM Tactical Allocation
Colonial Small Cap Value Fund, VS (B)
Colonial Strategic Income Fund, VS (B)	SteinRoe Variable Investment Trust (SRVIT):
Columbia Real Estate Equity Fund, VS (B)	Liberty Money Market Fund, VS (A)
Liberty Growth & Income Fund, VS (B)
Newport Tiger Fund, VS (B)
Columbia International Fund, VS (B)

Keyport Exeter Variable Annuity

Exeter Insurance Fund, Inc:
Exeter Moderate Growth Fund
Exeter Growth Fund

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Stein Roe Variable Annuity	Stein Roe Variable Annuity

Liberty Variable Investment Trust (LVIT):	SteinRoe Variable Investment Trust (SRVIT):
Columbia High Yield Securities Fund, VS (A)	Liberty Asset Allocation Fund, VS (A)
Colonial Small Cap Value Fund, VS (A)	SteinRoe Growth Stock Fund, VS (A)
Colonial Strategic Income Fund, VS (A)	Liberty Money Market Fund, VS (A)
Liberty Growth & Income Fund, VS (A)	Liberty Federal Securities Fund, VS (A)
Newport Tiger Fund, VS (A)
Columbia International Fund, VS (A)

Wanger Advisers Trust:
Wanger International Select Fund
Wanger International Small Cap Fund
Wanger Select Fund
Wanger US Smaller Companies Fund

Keyport Latitude Variable Annuity	Keyport Latitude Variable Annuity

AIM Variable Insurance Funds, Inc:	AllianceBernstein Variable Products Series Fund, Inc:
AIM VI Capital Appreciation Fund	AllianceBernstein Growth & Income Portfolio (B)
AIM VI International Growth Fund	AllianceBernstein Premier Growth Portfolio (B)
AIM VI Premier Equity Series I	AllianceBernstein Technology Portfolio (B)
AllianceBernstein Worldwide Privatization (B)

SteinRoe Variable Investment Trust (SRVIT):	Fidelity VIP Funds:
Liberty Money Market Fund, VS (A)	Fidelity VIP Equity Income Fund - SC2
Liberty Asset Allocation Fund, VS (B)	Fidelity VIP III Growth Opportunities Fund - SC2
Liberty Federal Securities Fund, VS (B)	Fidelity VIP III Dynamic Capital Appreciation Fund-SC2
SteinRoe Growth Stock Fund, VS (B)

Liberty Variable Investment Trust (LVIT):	MFS Variable Insurance Trust:
Columbia High Yield Securities Fund, VS (B)	MFS Emerging Growth Series - SC
Colonial Small Cap Value Fund, VS (B)	MFS Investor Growth Stock Series - SC
Colonial Strategic Income Fund, VS (B)	MFS Investor Trust Series - SC
Liberty Growth & Income Fund, VS (B)	MFS New Discovery Series - SC
Columbia Real Estate Equity Fund, VS (B)
Liberty Newport Japan Opportunity Fund, VS (B)	Rydex Variable Trust:
Liberty S&P 500 Index Fund, VS (B)	Rydex OTC Fund
Liberty Select Value Fund, VS (B)
Liberty Growth & Income Fund, VS (B)
Newport Tiger Fund, VS (B)

Wanger Advisers Trust:
Wanger International Select Fund
Wanger International Small Cap Fund
Wanger Select Fund
Wanger US Smaller Companies Fund

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)

Rydex Variable Annuity

Rydex Variable Trust

Rydex Nova Fund

Rydex OTC Fund

Rydex Precious Metals Fund

Rydex Ursa Fund

Rydex US Government Money Market Fund

Rydex US Government Bond Fund

Rydex Arktos Fund

Rydex Banking Fund

Rydex Basic Materials Fund

Rydex Biotechnology Fund

Rydex Consumer Products Fund

Rydex Electronics Fund

Rydex Energy Fund

Rydex Energy Services Fund

Rydex Internet Fund

Rydex Leisure Fund

Rydex Large Cap Europe Fund

Rydex Large Cap Japan Fund

Rydex Mekros Fund

Rydex Retailing Fund

Rydex Technology Fund

Rydex Telecommunications Fund

Rydex Transportation Fund

Rydex Utilities Fund

Rydex Medius Fund

Rydex Real Estate Fund

Rydex Titan 500 Fund

Rydex Velocity 100 Fund

Rydex Financial Services Fund

Rydex Health Care Fund

Rydex Juno Fund

Effective April 23, 2004, Liberty All Star Equity fund was closed to new sales. On April 30, 2004, Wanger Twenty and Wanger Foreign Forty fund names were changed to Wanger Select and Wanger International Select, respectively.

On April 4, 2003, the fund names of Colonial US Growth & Income, Colonial International Fund for Growth, SteinRoe Balance and SteinRoe Money Market were changed to Liberty Growth & Income, Columbia International, Liberty Asset Allocation and Liberty Money Market, respectively. On April 11, 2003 SteinRoe Small Company Growth changed its name to Liberty Small Company Growth. On April 30, 2003, the fund names of Alliance were changed to Alliance Bernstein. Effective September 15, 2003 Keyport Latitude Variable Annuity and Keyport Charter Variable Annuity were closed to new sales.

On February 20, 2003, Liberty Newport Japan Ops was closed and this mutual fund was merged with Liberty Money Market. On March 27, 2003, Rydex Health Care B and Rydex Financial B were closed and funds from these mutual funds were merged with Liberty Money Market. On April 4, 2003, Colonial International Horizons and Colonial Global Equity were closed and funds from these mutual funds were merged with Columbia International. On April 7, 2003, Liberty Value was closed and merged with Liberty Growth & Income. On April 14, 2003, Colonial High Yield Securities, Crabbe Huson Real Estate and SteinRoe Global Utilities were closed and funds from these mutual funds were merged with Columbia High Yield, Columbia Real Estate Equity and Columbia International, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)

Columbia International was added to the funds line-up on April 4, 2003. On April 11, 2003, Columbia High Yield and Columbia Real Estate Equity were added to the funds line-up. Rydex Juno fund was added to the funds line-up on May 14, 2003.

Under applicable insurance law, the assets and liabilities of the variable accounts are clearly identified and distinguished from the company's other assets and liabilities. The portion of assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the company may conduct.

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from those estimates.

Investments are made in the mutual funds at their reported net asset value and are carried at fair value. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company.

The net assets retained by the Company represent seed money shares invested in certain sub-accounts required to commence operations. The seed money is stated at market value (shares multiplied by net asset value per share).

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company does not anticipate any tax liability resulting from the operations of the Variable Account. Therefore, a provision for income taxes has not been charged against the Variable Account.

3. Expenses

Keyport Advisor, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Optima, and Keyport Latitude Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge of $36 to cover the cost of contract administration is deducted from each contract holder's account on the contract anniversary date. Daily deductions are made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value. A daily deduction is also made for distribution costs incurred by the Company at an effective annual rate of 0.15% of contract value. For the contact series Keyport Advisor Employee, the effective annual rate for daily deductions for the assumption of mortality and expense risk is 0.35%; no other charges apply.

Optional riders are available for Keyport Advisor Charter and Optima only. The deduction is a yearly charge of 0.35% for a guaranteed income benefit rider, 0.05% for an enhanced death benefit (if purchased with income rider) and 0.10% for an enhanced death benefit (if purchased without the income rider).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

3. Expenses (continued)

Keyport Advisor Vista and Keyport Vista Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each Sub-Account for administrative charges incurred by the Company at an effective annual rate of 0.15% of contract value. A daily deduction is also made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value

Keyport Exeter Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. An annual contract maintenance charge of $35 to cover the cost of contract administration is deducted from each contract holder's account on the contract anniversary date. Daily deductions are made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate 0.35% of contract value.

Stein Roe Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate of 0.65% of contract value.

Rydex Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate of 0.90% of contract value.

4. Affiliated Company Transactions

The Company provides administrative services necessary for the operation of the Variable Account. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Clarendon Insurance Agency, Inc. ("Clarendon"), a wholly owned subsidiary of the Company, is the principal underwriter for SteinRoe Variable Investment Trust ("SRVIT") and Liberty Variable Investment Trust ("LVIT"). On December 31, 2003, Keyport Financial Service Corp. (KFSC), (former principal underwriter for SRVIT and LVIT and a wholly owned subsidiary of Keyport), merged into Clarendon. Clarendon is the surviving entity. The investment advisors' compensation is based upon the fair value of the mutual funds.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values

A summary of the accumulation unit values at December 31, 2004, 2003, 2002 and 2001, the accumulation units and dollar value, the investment income ratios, the expense ratios (excluding expenses of the underlying funds) and the total return for the years ended December 31, 2004, 2003, 2002 and 2001 are as follows:
	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio 2			Total Return 3
	Units	lowest to highest			Assets 4	Ratio 1	lowest to highest			lowest to highest

AIM VI Capital Appreciation Series I
December 31, 2004	1,644,791	$10.535	to	$10.727	$17,374,279	0.00%	1.24%	to	1.39%	5.15%	to	5.31%
December 31, 2003	1,708,618	10.019	to	10.186	17,162,283	0.00%	1.24%	to	1.39%	27.73%	to	27.92%
December 31, 2002	1,932,189	7.843	to	7.963	15,193,702	0.00%	1.24%	to	1.39%	-25.40%	to	-25.29%
December 31, 2001	2,364,054	10.514	to	10.658	24,922,688	0.00%	1.24%	to	1.39%	-24.35%	to	-24.23%

AIM VI Growth Series I
December 31, 2004	265,891	7.576	to	7.639	2,019,073	0.00%	1.24%	to	1.39%	6.73%	to	6.89%
December 31, 2003	316,477	7.098	to	7.147	2,250,656	0.00%	1.24%	to	1.39%	29.43%	to	29.62%
December 31, 2002	364,564	5.484	to	5.514	2,002,421	0.00%	1.24%	to	1.39%	-31.93%	to	-31.82%
December 31, 2001	546,226	8.056	to	8.088	4,406,474	0.20%	1.24%	to	1.39%	-34.80%	to	-34.71%

AIM VI International Growth Fund Series I
December 31, 2004	3,042,123	7.938	to	10.829	32,123,515	0.65%	1.24%	to	1.39%	22.29%	to	22.47%
December 31, 2003	3,370,876	6.481	to	8.855	29,032,673	0.58%	1.24%	to	1.39%	27.28%	to	27.47%
December 31, 2002	3,255,872	5.085	to	6.957	21,826,302	0.63%	1.24%	to	1.39%	-16.84%	to	-16.72%
December 31, 2001	2,600,301	6.105	to	8.366	20,815,086	0.29%	1.24%	to	1.39%	-24.60%	to	-24.48%

AIM VI Premier Equity Fund Series I
December 31, 2004	3,003,442	7.197	to	8.455	21,766,966	0.44%	1.24%	to	1.39%	4.31%	to	4.46%
December 31, 2003	3,400,640	6.900	to	8.106	23,627,775	0.29%	1.24%	to	1.39%	23.35%	to	23.54%
December 31, 2002	3,936,931	5.594	to	6.571	22,172,555	0.31%	1.24%	to	1.39%	-31.22%	to	-31.12%
December 31, 2001	4,551,768	8.133	to	9.555	37,270,403	0.13%	1.24%	to	1.39%	-13.78%	to	-13.65%

Alger American Growth Portfolio
December 31, 2004	2,483,790	15.838	to	16.911	39,400,571	0.00%	0.35%	to	1.39%	4.04%	to	5.13%
December 31, 2003	2,950,057	15.224	to	16.087	44,978,824	0.00%	0.35%	to	1.39%	33.30%	to	34.69%
December 31, 2002	3,343,221	11.421	to	11.944	38,240,992	0.04%	0.35%	to	1.39%	-33.92%	to	-33.23%
December 31, 2001	4,395,475	17.283	to	21.054	76,082,646	0.24%	0.35%	to	1.39%	-13.04%	to	5.60%

Alger American Small Capitalization Portfolio
December 31, 2004	1,138,962	10.512	to	11.955	11,979,656	0.00%	0.35%	to	1.39%	14.36%	to	16.16%
December 31, 2003	1,342,657	9.145	to	10.292	12,282,493	0.00%	0.35%	to	1.39%	40.38%	to	41.85%
December 31, 2002	1,512,410	6.514	to	7.256	9,855,019	0.00%	0.35%	to	1.39%	-27.25%	to	-26.48%
December 31, 2001	1,832,649	8.954	to	12.488	16,411,558	0.05%	0.35%	to	1.39%	-30.49%	to	-3.36%

AllianceBernstein Global Bond Portfolio (A)
December 31, 2004	1,235,671	13.938	to	15.057	17,280,263	5.73%	0.35%	to	1.39%	8.11%	to	9.25%
December 31, 2003	1,490,814	12.892	to	13.782	19,282,430	5.99%	0.35%	to	1.39%	11.70%	to	12.87%
December 31, 2002	1,739,794	11.542	to	12.211	20,144,892	1.15%	0.35%	to	1.39%	0.00%	to	16.51%
December 31, 2001	2,220,556	10.010	to	10.481	22,295,805	0.00%	0.35%	to	1.39%	-1.66%	to	-0.54%

AllianceBernstein Global Bond Portfolio (B)
December 31, 2004	383,109	13.689	to	13.802	5,257,162	5.58%	1.24%	to	1.39%	7.82%	to	7.98%
December 31, 2003	445,194	12.696	to	12.782	5,664,409	5.64%	1.24%	to	1.39%	11.52%	to	11.69%
December 31, 2002	504,684	11.384	to	11.444	5,754,708	0.94%	1.24%	to	1.39%	14.98%	to	15.15%
December 31, 2001	548,236	9.901	to	9.938	5,434,480	0.00%	1.24%	to	1.39%	-1.93%	to	-1.78%

AllianceBernstein Growth and Income Portfolio (A)
December 31, 2004	294,155	14.684	to	14.684	4,319,489	0.95%	1.39%	to	1.39%	9.92%	to	9.92%
December 31, 2003	321,761	13.359	to	13.359	4,298,501	1.04%	1.39%	to	1.39%	30.68%	to	30.68%
December 31, 2002	395,376	10.223	to	10.223	4,042,051	0.64%	1.39%	to	1.39%	-23.13%	to	-23.13%
December 31, 2001	540,647	13.299	to	13.299	7,190,280	0.60%	1.39%	to	1.39%	-1.04%	to	-1.04%

AllianceBernstein Growth and Income Portfolio (B)
December 31, 2004	4,147,840	11.078	to	11.686	48,087,708	0.74%	1.24%	to	1.39%	9.68%	to	9.85%
December 31, 2003	4,350,967	10.100	to	10.639	45,983,625	0.85%	1.24%	to	1.39%	30.36%	to	30.56%
December 31, 2002	4,128,896	7.748	to	8.149	33,473,836	0.57%	1.24%	to	1.39%	-24.89%	to	-23.23%
December 31, 2001	3,671,104	10.107	to	10.614	38,826,725	0.56%	1.24%	to	1.39%	-1.24%	to	-1.09%

AllianceBernstein Growth Portfolio (B)
December 31, 2004	106,044	11.112	to	11.165	1,181,281	0.00%	1.24%	to	1.39%	12.94%	to	13.11%
December 31, 2003	116,675	9.838	to	9.871	1,150,073	0.00%	1.24%	to	1.39%	32.84%	to	33.04%
December 31, 2002	99,651	7.406	to	7.419	738,789	0.00%	1.24%	to	1.39%	-29.26%	to	-29.15%
December 31, 2001	115,702	10.469	to	10.472	1,211,446	0.00%	1.24%	to	1.39%	4.69%	to	4.72%

AllianceBernstein International Portfolio (B)
December 31, 2004	40,807	12.851	to	12.913	525,053	0.19%	1.24%	to	1.39%	15.78%	to	15.95%
December 31, 2003	37,779	11.100	to	11.136	419,704	0.09%	1.24%	to	1.39%	29.30%	to	29.50%
December 31, 2002	37,644	8.584	to	8.600	323,318	0.00%	1.24%	to	1.39%	-16.67%	to	-16.54%
December 31, 2001	41,102	10.301	to	10.304	423,429	0.00%	1.24%	to	1.39%	3.01%	to	3.04%

AllianceBernstein Premier Growth Portfolio (A)
December 31, 2004	2,963,832	9.557	to	15.914	45,388,257	0.00%	0.35%	to	1.39%	7.12%	to	8.24%
December 31, 2003	3,707,808	8.922	to	14.703	53,016,937	0.00%	0.35%	to	1.39%	21.96%	to	23.24%
December 31, 2002	4,445,805	7.316	to	11.930	52,135,105	0.00%	0.35%	to	1.39%	-31.60%	to	-30.89%
December 31, 2001	6,028,392	10.696	to	22.946	103,295,637	0.00%	0.35%	to	1.39%	-18.36%	to	8.46%

AllianceBernstein Premier Growth Portfolio (B)
December 31, 2004	4,205,397	6.731	to	6.916	28,661,909	0.00%	1.24%	to	1.39%	6.84%	to	7.01%
December 31, 2003	4,980,175	6.300	to	6.472	31,771,421	0.00%	1.24%	to	1.39%	21.66%	to	21.85%
December 31, 2002	5,567,625	5.178	to	6.518	29,193,378	0.00%	1.24%	to	1.39%	-31.80%	to	-28.71%
December 31, 2001	6,668,554	7.593	to	9.144	51,266,126	0.00%	1.24%	to	1.39%	-18.55%	to	-18.43%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio 2			Total Return 3
	Units	lowest to highest			Assets 4	Ratio 1	lowest to highest			lowest to highest

AllianceBernstein Real Estate Investment Portfolio (A)
December 31, 2004	47,685	$21.420	to	$21.420	$1,021,411	2.27%	1.39%	to	1.39%	33.75%	to	33.75%
December 31, 2003	52,554	16.015	to	16.015	841,633	2.65%	1.39%	to	1.39%	37.38%	to	37.38%
December 31, 2002	65,646	11.658	to	11.658	765,275	2.45%	1.39%	to	1.39%	1.18%	to	1.18%
December 31, 2001	79,104	11.521	to	11.521	911,371	3.59%	1.39%	to	1.39%	9.26%	to	9.26%

AllianceBernstein Technology Portfolio (B)
December 31, 2004	2,198,138	6.779	to	7.204	15,710,648	0.00%	1.24%	to	1.39%	3.63%	to	3.79%
December 31, 2003	2,522,678	6.541	to	7.020	17,397,766	0.00%	1.24%	to	1.39%	41.81%	to	42.02%
December 31, 2002	2,583,241	4.613	to	17.682	12,562,586	0.00%	1.24%	to	1.39%	-42.61%	to	-42.53%
December 31, 2001	3,026,025	8.038	to	17.682	25,644,080	0.00%	1.24%	to	1.39%	-26.49%	to	-26.38%

AllianceBernstein Total Return Portfolio (B)
December 31, 2004	162,196	11.084	to	11.137	1,800,614	2.27%	1.24%	to	1.39%	7.29%	to	7.45%
December 31, 2003	137,958	10.331	to	10.365	1,427,115	2.69%	1.24%	to	1.39%	17.14%	to	17.32%
December 31, 2002	155,596	8.819	to	8.835	1,373,388	1.84%	1.24%	to	1.39%	-12.04%	to	-11.90%
December 31, 2001	162,454	10.026	to	10.029	1,628,999	0.00%	1.24%	to	1.39%	0.26%	to	0.29%

AllianceBernstein Worldwide Privatization Portfolio (B)
December 31, 2004	270,729	10.992	to	11.067	2,978,413	0.10%	1.24%	to	1.39%	22.26%	to	22.44%
December 31, 2003	205,744	8.991	to	9.039	1,851,594	1.06%	1.24%	to	1.39%	41.10%	to	41.31%
December 31, 2002	150,875	6.372	to	6.397	961,739	1.71%	1.24%	to	1.39%	-5.58%	to	-5.44%
December 31, 2001	101,196	6.749	to	6.765	683,066	0.16%	1.24%	to	1.39%	-18.43%	to	-18.31%

Colonial Global Equity Fund, VS (B)
December 31, 2004	-	-	to	-	-	-	-		-	-	to	-
December 31, 2003	-	5.137	to	5.166	-	3.43%5	1.24%	to	1.39%	-0.41%	to	-0.37%
December 31, 2002	303,749	5.158	to	5.185	1,568,903	0.00%	1.24%	to	1.39%	-21.19%	to	-21.07%
December 31, 2001	427,744	6.545	to	6.570	2,802,406	0.00%	1.24%	to	1.39%	-25.63%	to	-25.51%

Colonial International Horizons Fund, VS (B)
December 31, 2004	-	-	to	-	-	-	-		-	-	to	-
December 31, 2003	-	5.883	to	5.916	-	1.86%5	1.24%	to	1.39%	-2.21%	to	-2.17%
December 31, 2002	620,837	6.016	to	6.047	3,739,200	0.05%	1.24%	to	1.39%	-14.14%	to	-14.01%
December 31, 2001	667,937	7.006	to	7.032	4,685,399	0.46%	1.24%	to	1.39%	-24.40%	to	-24.28%

Colonial Small Cap Value Fund, VS (A)
December 31, 2004	583,290	17.491	to	17.638	10,220,825	0.49%	0.65%	to	1.39%	21.01%	to	21.19%
December 31, 2003	527,621	14.454	to	14.554	7,639,543	0.31%	0.65%	to	1.39%	37.52%	to	37.72%
December 31, 2002	590,439	10.511	to	10.568	6,214,341	0.20%	0.65%	to	1.39%	-7.50%	to	-7.37%
December 31, 2001	486,886	11.364	to	13.043	5,539,446	0.32%	0.65%	to	1.39%	5.36%	to	7.94%

Colonial Small Cap Value Fund, VS (B)
December 31, 2004	1,135,581	17.448	to	17.594	19,828,593	0.33%	1.24%	to	1.39%	20.81%	to	20.99%
December 31, 2003	1,094,507	14.442	to	14.541	15,817,272	0.33%	1.24%	to	1.39%	37.42%	to	37.63%
December 31, 2002	1,010,552	10.509	to	10.566	10,627,189	0.21%	1.24%	to	1.39%	-7.44%	to	-7.30%
December 31, 2001	665,467	11.354	to	11.398	7,560,320	0.37%	1.24%	to	1.39%	7.69%	to	7.85%

Colonial Strategic Income Fund, VS (A)
December 31, 2004	3,359,897	13.995	to	21.705	65,625,701	7.56%	0.35%	to	1.39%	8.64%	to	9.78%
December 31, 2003	4,024,963	12.882	to	19.772	72,464,904	7.16%	0.35%	to	1.39%	16.77%	to	17.99%
December 31, 2002	4,616,119	11.032	to	16.758	71,164,949	7.55%	0.35%	to	1.39%	7.03%	to	8.15%
December 31, 2001	5,686,325	10.278	to	15.495	82,021,153	8.11%	0.35%	to	1.39%	2.35%	to	3.42%

Colonial Strategic Income Fund, VS (B)
December 31, 2004	2,484,658	13.856	to	19.633	47,634,325	7.98%	1.24%	to	1.39%	8.33%	to	8.50%
December 31, 2003	2,566,703	12.790	to	18.096	45,130,395	8.14%	1.24%	to	1.39%	16.66%	to	16.84%
December 31, 2002	1,821,568	10.964	to	15.488	27,419,053	9.61%	1.24%	to	1.39%	6.71%	to	6.87%
December 31, 2001	1,171,866	10.274	to	14.493	16,542,553	13.82%	1.24%	to	1.39%	2.22%	to	2.37%

Colonial High Yield Securities, VS (A)
December 31, 2004	-		to	-	-	-	-		-	-	to	-
December 31, 2003	-	8.579	to	9.124	-	9.05%5	0.65%	to	1.39%	6.26%	to	6.48%
December 31, 2002	1,228,433	8.074	to	8.569	10,030,208	8.69%	0.65%	to	1.39%	-5.12%	to	-4.41%
December 31, 2001	1,262,538	8.509	to	8.964	10,750,173	8.68%	0.65%	to	1.39%	-4.02%	to	-3.30%

Colonial High Yield Securities, VS (B)
December 31, 2004	-	-	to	-	-	-	-		-	-	to	-
December 31, 2003	-	8.549	to	8.599	-	9.09%5	1.24%	to	1.39%	6.27%	to	6.31%
December 31, 2002	1,593,619	8.045	to	8.088	12,827,932	11.21%	1.24%	to	1.39%	-5.09%	to	-4.95%
December 31, 2001	807,527	8.476	to	8.509	6,850,992	12.97%	1.24%	to	1.39%	-4.17%	to	-4.02%

Columbia High Yield Fund II, VS (A)
December 31, 2004	671,908	9.715	to	10.465	6,547,176	5.29%	0.65%	to	1.39%	5.53%	to	6.32%
December 31, 2003	927,996	9.205	to	9.842	8,600,060	6.80%5	0.65%	to	1.39%	7.29%	to	7.87%

Columbia High Yield Fund II, VS (B)
December 31, 2004	2,016,436	9.680	to	9.762	19,538,391	5.32%	1.24%	to	1.39%	5.58%	to	5.74%
December 31, 2003	2,452,783	9.169	to	9.232	22,506,109	6.70%5	1.24%	to	1.39%	7.25%	to	7.37%

Columbia International Fund, VS (A)
December 31, 2004	3,987,162	11.463	to	15.364	45,991,784	1.15%	0.35%	to	1.39%	12.16%	to	13.33%
December 31, 2003	4,832,046	10.221	to	13.597	49,655,929	1.77%	0.35%	to	1.39%	33.67%	to	35.97%
December 31, 2002	2,867,881	7.646	to	8.583	22,037,677	0.33%	0.35%	to	1.39%	-14.55%	to	-13.66%
December 31, 2001	3,498,902	8.948	to	9.941	31,462,234	0.00%	0.35%	to	1.39%	-25.41%	to	-24.62%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio 2			Total Return 3
	Units	lowest to highest			Assets 4	Ratio 1	lowest to highest			lowest to highest

Columbia International Fund , VS (B)
December 31, 2004	401,033	$15.217	to	$15.257	$6,106,415	0.96%	1.24%	to	1.39%	11.91%	to	12.08%
December 31, 2003	447,494	13.598	to	13.613	6,086,705	1.21%5	1.24%	to	1.39%	35.98%	to	36.13%

Columbia Real Estate Equity Fund II, VS (B)
December 31, 2004	118,997	16.253	to	19.291	2,280,333	3.53%	1.24%	to	1.39%	28.47%	to	28.66%
December 31, 2003	132,918	12.651	to	14.993	1,983,432	2.62%5	1.24%	to	1.39%	29.45%	to	29.59%

Crabbe Huson Real Estate Investment Fund, VS (B)
December 31, 2004	-	-	to	-	-	-	-		-	-	to	-
December 31, 2003	-	9.773	to	11.570	-	13.6%5	1.24%	to	1.39%	0.96%	to	1.00%
December 31, 2002	145,593	9.773	to	11.455	1,659,698	4.49%	1.24%	to	1.39%	-0.97%	to	-0.82%
December 31, 2001	179,465	9.773	to	11.549	2,065,134	4.59%	1.24%	to	1.39%	0.00%	to	13.10%

Exeter Growth Fund
December 31, 2004	-	-	to	-	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
December 31, 2003	-	17.420	to	17.420	-	2.39%	0.35%	to	0.35%	14.73%	to	14.73%
December 31, 2002	20,766	15.183	to	15.183	315,288	2.42%	0.35%	to	0.35%	-11.22%	to	-11.22%
December 31, 2001	20,768	17.103	to	17.103	355,181	2.45%	0.35%	to	0.35%	4.97%	to	4.97%

Exeter Moderate Growth Fund
December 31, 2004	-	-	to	-	-	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
December 31, 2003	-	15.641	to	15.641	-	2.61%	0.35%	to	0.35%	13.92%	to	13.92%
December 31, 2002	11,986	13.730	to	13.730	164,572	3.03%	0.35%	to	0.35%	-5.73%	to	-5.73%
December 31, 2001	11,989	14.565	to	14.565	174,614	2.24%	0.35%	to	0.35%	3.05%	to	3.05%

Fidelity VIP Equity Income Fund - SC2
December 31, 2004	3,754,165	11.558	to	11.637	43,418,765	1.39%	1.24%	to	1.39%	9.69%	to	9.86%
December 31, 2003	3,601,472	10.537	to	10.593	37,968,990	1.37%	1.24%	to	1.39%	28.23%	to	28.43%
December 31, 2002	2,529,381	8.217	to	8.248	20,791,706	1.37%	1.24%	to	1.39%	-18.30%	to	-18.17%
December 31, 2001	1,636,586	10.057	to	10.080	16,463,928	0.84%	1.24%	to	1.39%	-6.54%	to	-6.40%

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2
December 31, 2004	106,203	9.518	to	10.474	1,107,711	0.00%	1.24%	to	1.39%	-0.12%	to	0.03%
December 31, 2003	100,593	9.515	to	10.487	1,050,989	0.00%	1.24%	to	1.39%	23.19%	to	23.37%
December 31, 2002	43,247	7.712	to	8.513	365,149	0.21%	1.24%	to	1.39%	-8.83%	to	-8.69%
December 31, 2001	28,365	8.447	to	9.337	261,064	0.00%	1.24%	to	1.39%	-15.53%	to	-6.63%

Fidelity VIP III Growth Opportunities Fund - SC2
December 31, 2004	2,437,441	7.258	to	7.307	17,699,605	0.33%	1.24%	to	1.39%	5.41%	to	5.57%
December 31, 2003	2,389,304	6.885	to	6.922	16,457,703	0.40%	1.24%	to	1.39%	27.62%	to	27.81%
December 31, 2002	1,844,676	5.395	to	5.416	9,956,372	0.72%	1.24%	to	1.39%	-23.09%	to	-22.97%
December 31, 2001	1,290,336	7.015	to	7.031	9,053,824	0.23%	1.24%	to	1.39%	-15.83%	to	-15.70%

Liberty All-Star Equity Fund, VS (A)
December 31, 2004	-	11.010	to	12.894	-	0.00%	0.35%	to	1.39%	4.95%	to	5.19%
December 31, 2003	3,110,823	10.501	to	12.258	35,802,131	0.20%	0.35%	to	1.39%	38.79%	to	40.24%
December 31, 2002	3,353,983	7.566	to	8.741	27,809,087	0.16%	0.35%	to	1.39%	-27.06%	to	-26.29%
December 31, 2001	4,074,881	10.101	to	13.446	46,307,710	0.26%	0.35%	to	1.39%	-13.95%	to	1.52%

Liberty All-Star Equity Fund, VS (B)
December 31, 2004	-	9.094	to	12.186	-	0.00%	1.24%	to	1.39%	4.85%	to	4.90%
December 31, 2003	454,189	8.673	to	11.617	4,024,803	0.23%	1.24%	to	1.39%	38.79%	to	38.99%
December 31, 2002	402,929	6.249	to	8.358	2,580,788	0.17%	1.24%	to	1.39%	-26.99%	to	-26.88%
December 31, 2001	438,061	8.559	to	11.430	3,865,989	0.31%	1.24%	to	1.39%	-14.03%	to	-13.90%

Liberty Asset Allocation Fund VS (A)
December 31, 2004	2,449,676	10.403	to	48.967	71,902,225	2.39%	0.35%	to	1.39%	8.47%	to	9.60%
December 31, 2003	2,859,439	9.520	to	28.075	76,988,228	3.25%	0.35%	to	1.39%	18.80%	to	20.04%
December 31, 2002	3,406,893	7.954	to	23.597	76,859,833	3.44%	0.35%	to	1.39%	-12.95%	to	-12.03%
December 31, 2001	4,403,990	9.069	to	27.065	113,382,956	3.11%	0.35%	to	1.39%	-10.45%	to	-9.51%

Liberty Asset Allocation Fund VS (B)
December 31, 2004	1,870,567	11.570	to	30.223	50,467,897	2.25%	1.24%	to	1.39%	8.28%	to	8.45%
December 31, 2003	2,110,128	10.685	to	27.869	51,977,662	2.90%	1.24%	to	1.39%	18.63%	to	18.81%
December 31, 2002	2,182,653	9.007	to	23.457	45,098,815	2.86%	1.24%	to	1.39%	-13.16%	to	-13.03%
December 31, 2001	1,804,890	10.371	to	26.971	42,501,877	1.99%	1.24%	to	1.39%	-10.65%	to	-10.52%

Liberty Federal Securities Fund VS (A)
December 31, 2004	1,773,235	13.496	to	26.262	43,403,828	5.24%	0.35%	to	1.39%	2.71%	to	3.78%
December 31, 2003	2,260,728	13.043	to	24.992	53,577,372	4.42%	0.35%	to	1.39%	1.22%	to	2.28%
December 31, 2002	2,837,128	12.790	to	24.652	66,778,736	4.06%	0.35%	to	1.39%	8.23%	to	9.37%
December 31, 2001	2,530,031	11.729	to	22.743	55,016,893	5.53%	0.35%	to	1.39%	5.55%	to	6.66%

Liberty Federal Securities Fund VS (B)
December 31, 2004	3,293,398	24.085	to	25.398	79,587,267	4.82%	1.24%	to	1.39%	2.48%	to	2.64%
December 31, 2003	3,702,413	23.502	to	24.745	87,303,436	3.79%	1.24%	to	1.39%	0.90%	to	1.05%
December 31, 2002	3,526,816	23.291	to	24.487	82,428,283	3.33%	1.24%	to	1.39%	8.07%	to	8.24%
December 31, 2001	1,960,299	21.551	to	22.624	42,397,178	2.87%	1.24%	to	1.39%	5.28%	to	5.44%

Liberty Growth & Income Fund, VS (A)
December 31, 2004	4,758,220	10.915	to	31.115	130,472,664	1.73%	0.35%	to	1.39%	12.19%	to	13.36%
December 31, 2003	5,486,967	9.657	to	27.448	134,147,331	1.60%	0.35%	to	1.39%	18.14%	to	19.37%
December 31, 2002	3,437,304	8.114	to	22.993	71,109,631	1.08%	0.35%	to	1.39%	-23.03%	to	-22.22%
December 31, 2001	4,071,114	10.464	to	29.563	109,653,805	1.01%	0.35%	to	1.39%	-1.98%	to	-0.95%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio 2			Total Return 3
	Units	lowest to highest			Assets 4	Ratio 1	lowest to highest			lowest to highest

Liberty Growth & Income Fund, VS (B)
December 31, 2004	1,395,486	$12.097	to	$27.946	$37,327,648	1.54%	1.24%	to	1.39%	11.89%	to	12.06%
December 31, 2003	1,550,353	10.812	to	24.939	36,932,735	1.82%	1.24%	to	1.39%	18.01%	to	18.19%
December 31, 2002	1,140,031	9.162	to	21.102	23,027,405	1.23%	1.24%	to	1.39%	-23.14%	to	-23.02%
December 31, 2001	825,607	11.920	to	27.412	21,961,119	1.86%	1.24%	to	1.39%	-2.03%	to	-1.88%

Liberty Money Market Fund VS (A)
December 31, 2004	8,215,045	10.406	to	16.577	126,381,296	0.87%	0.00%	to	1.39%	-0.52%	to	0.88%
December 31, 2003	7,813,837	10.933	to	16.433	120,466,243	0.69%	0.00%	to	1.39%	-0.70%	to	0.69%
December 31, 2002	11,349,307	10.929	to	16.321	177,022,732	1.27%	0.00%	to	1.39%	-0.15%	to	1.25%
December 31, 2001	11,243,870	10.865	to	16.120	173,332,847	3.40%	0.00%	to	1.39%	2.19%	to	3.63%

Liberty Newport Japan Opp Fund, VS (B)
December 31, 2004	-	-	to	-	-	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2003	-	3.630	to	3.645	-	0.00%	1.24%	to	1.39%	-5.64%	to	-5.62%
December 31, 2002	5,607	3.847	to	3.862	21,571	0.00%	1.24%	to	1.39%	-14.81%	to	-14.68%
December 31, 2001	8,248	4.516	to	4.526	37,253	0.00%	1.24%	to	1.39%	-33.05%	to	-32.95%

Liberty S&P 500 Index Fund, VS (B)
December 31, 2004	5,250,083	8.055	to	8.110	42,307,778	1.30%	1.24%	to	1.39%	8.59%	to	8.75%
December 31, 2003	5,319,695	7.418	to	7.457	39,475,050	1.01%	1.24%	to	1.39%	25.92%	to	26.11%
December 31, 2002	4,174,320	5.891	to	5.913	24,597,700	0.99%	1.24%	to	1.39%	-23.82%	to	-23.70%
December 31, 2001	2,745,357	7.732	to	7.750	21,234,014	0.84%	1.24%	to	1.39%	-13.37%	to	-13.24%

Liberty Select Value Fund, VS (B)
December 31, 2004	2,609,259	13.447	to	13.539	35,101,572	0.28%	1.24%	to	1.39%	13.72%	to	13.89%
December 31, 2003	2,711,330	11.824	to	11.887	32,070,195	0.19%	1.24%	to	1.39%	25.68%	to	25.87%
December 31, 2002	2,247,681	9.408	to	9.444	21,152,251	0.10%	1.24%	to	1.39%	-12.44%	to	-12.30%
December 31, 2001	1,223,499	10.744	to	10.769	13,149,049	0.44%	1.24%	to	1.39%	2.04%	to	2.19%

Liberty Small Company Growth Fund VS (A)
December 31, 2004	231,682	12.308	to	36.363	8,207,238	0.00%	0.35%	to	1.39%	9.94%	to	11.09%
December 31, 2003	246,125	11.195	to	33.026	7,905,566	0.00%	0.35%	to	1.39%	42.13%	to	43.62%
December 31, 2002	252,195	7.877	to	23.201	5,704,675	0.00%	0.35%	to	1.39%	-25.33%	to	-24.55%
December 31, 2001	292,905	10.549	to	31.027	8,879,327	0.00%	0.35%	to	1.39%	-11.28%	to	-10.34%

Liberty Value Fund, VS (A)
December 31, 2004	-	-	to	-	-	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2003	-	8.809	to	20.047	-	1.47%5	0.35%	to	1.39%	-6.77%	to	-6.52%
December 31, 2002	3,004,872	9.449	to	21.444	58,361,771	1.24%	0.35%	to	1.39%	-21.63%	to	-20.81%
December 31, 2001	3,556,488	12.057	to	27.080	88,115,159	1.26%	0.35%	to	1.39%	-1.57%	to	-0.53%

Liberty Value Fund, VS (B)
December 31, 2004	-	-	to	-	-	0.00%	0.00%		0.00%	0.00%	to	0.00%
December 31, 2003	-	8.744	to	18.626	-	1.26%5	1.24%	to	1.39%	-6.84%	to	-6.81%
December 31, 2002	374,089	9.386	to	19.986	7,145,433	1.25%	1.24%	to	1.39%	-21.80%	to	-21.68%
December 31, 2001	281,467	12.003	to	25.520	6,945,124	1.83%	1.24%	to	1.39%	-1.82%	to	-1.67%

MFS Bond Series IC
December 31, 2004	233,078	13.905	to	13.905	3,241,035	6.08%	1.39%	to	1.39%	4.60%	to	4.60%
December 31, 2003	297,978	13.294	to	13.294	3,961,448	5.90%	1.39%	to	1.39%	7.83%	to	7.83%
December 31, 2002	357,952	12.329	to	12.329	4,413,263	6.06%	1.39%	to	1.39%	7.42%	to	7.42%
December 31, 2001	514,397	11.478	to	11.478	5,904,126	6.76%	1.39%	to	1.39%	7.20%	to	7.20%

MFS Emerging Growth Series IC
December 31, 2004	981,602	9.824	to	15.052	12,817,064	0.00%	0.35%	to	1.39%	11.40%	to	12.56%
December 31, 2003	1,234,972	8.819	to	13.372	14,477,464	0.00%	0.35%	to	1.39%	28.43%	to	29.77%
December 31, 2002	1,488,352	6.867	to	10.304	13,579,722	0.00%	0.35%	to	1.39%	-34.68%	to	-33.99%
December 31, 2001	1,906,401	10.513	to	20.424	26,644,750	0.00%	0.35%	to	1.39%	-34.41%	to	-4.66%

MFS Emerging Growth Series SC
December 31, 2004	456,401	9.741	to	13.137	5,914,440	0.00%	1.24%	to	1.39%	11.16%	to	11.33%
December 31, 2003	512,384	8.763	to	11.801	5,965,282	0.00%	1.24%	to	1.39%	28.14%	to	28.33%
December 31, 2002	523,632	6.839	to	9.196	4,743,703	0.00%	1.24%	to	1.39%	-34.77%	to	-34.67%
December 31, 2001	591,515	10.484	to	14.076	8,230,355	0.00%	1.24%	to	1.39%	-34.54%	to	-34.44%

MFS Investors Growth Stock Series SC
December 31, 2004	2,571,131	6.039	to	6.080	15,533,303	0.00%	1.24%	to	1.39%	7.48%	to	7.64%
December 31, 2003	2,681,375	5.619	to	5.649	15,071,517	0.00%	1.24%	to	1.39%	20.91%	to	21.09%
December 31, 2002	1,951,409	4.647	to	4.665	9,070,927	0.00%	1.24%	to	1.39%	-28.72%	to	-28.61%
December 31, 2001	1,721,237	6.519	to	6.534	11,222,861	0.07%	1.24%	to	1.39%	-25.88%	to	-25.76%

MFS Investors Trust Series SC
December 31, 2004	1,990,443	8.197	to	8.253	16,323,512	0.44%	1.24%	to	1.39%	9.59%	to	9.75%
December 31, 2003	2,084,577	7.480	to	7.520	15,599,304	0.43%	1.24%	to	1.39%	20.15%	to	20.33%
December 31, 2002	1,761,945	6.226	to	6.249	10,973,764	0.45%	1.24%	to	1.39%	-22.24%	to	-22.13%
December 31, 2001	1,250,131	8.007	to	8.025	10,012,762	0.35%	1.24%	to	1.39%	-17.27%	to	-17.14%

MFS New Discovery Series SC
December 31, 2004	948,910	7.888	to	7.942	7,487,676	0.00%	1.24%	to	1.39%	4.74%	to	4.90%
December 31, 2003	1,021,837	7.532	to	7.572	7,698,082	0.00%	1.24%	to	1.39%	31.59%	to	31.79%
December 31, 2002	908,075	5.723	to	5.745	5,198,758	0.00%	1.24%	to	1.39%	-32.74%	to	-32.64%
December 31, 2001	638,935	8.510	to	8.530	5,438,829	0.00%	1.24%	to	1.39%	-6.57%	to	-6.43%

MFS Research Series IC
December 31, 2004	1,604,746	10.010	to	14.113	21,520,625	1.10%	0.35%	to	1.39%	14.25%	to	15.44%
December 31, 2003	1,930,808	8.840	to	12.225	22,656,768	0.67%	0.35%	to	1.39%	22.98%	to	24.27%
December 31, 2002	2,263,966	7.188	to	9.838	21,599,683	0.28%	0.35%	to	1.39%	-25.58%	to	-24.80%
December 31, 2001	2,948,210	9.659	to	17.349	37,784,006	0.01%	0.35%	to	1.39%	-22.35%	to	4.62%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio 2			Total Return 3
	Units	lowest to highest			Assets 4	Ratio 1	lowest to highest			lowest to highest

Newport Tiger Fund, VS (A)
December 31, 2004	583,629	$9.697	to	$12.93	$6,788,308	1.21%	0.35%	to	1.39%	14.86%	to	15.89%
December 31, 2003	714,482	8.451	to	11.157	7,245,597	2.92%	0.35%	to	1.39%	42.87%	to	44.29%
December 31, 2002	803,630	5.915	to	7.732	5,700,224	0.76%	0.35%	to	1.39%	-18.11%	to	-17.26%
December 31, 2001	1,167,179	7.085	to	9.345	9,826,810	0.72%	0.35%	to	1.39%	-19.62%	to	-18.77%

Newport Tiger Fund, VS (B)
December 31, 2004	247,955	10.684	to	12.010	2,926,107	1.08%	1.24%	to	1.39%	14.13%	to	14.30%
December 31, 2003	238,869	9.347	to	10.507	2,465,989	1.05%	1.24%	to	1.39%	43.19%	to	43.41%
December 31, 2002	140,502	6.518	to	7.327	1,015,959	1.35%	1.24%	to	1.39%	-18.84%	to	-18.72%
December 31, 2001	115,261	8.019	to	9.014	1,025,205	1.13%	1.24%	to	1.39%	-17.82%	to	-17.69%

Rydex Arktos Fund
December 31, 2004	309,703	19.085	to	19.085	5,910,676	0.00%	0.90%	to	0.90%	-12.62%	to	-12.62%
December 31, 2003	170,517	21.841	to	21.841	3,724,320	1.39%	0.90%	to	0.90%	-37.93%	to	-37.93%
December 31, 2002	4,034	35.187	to	35.187	141,939	1.91%	0.90%	to	0.90%	40.75%	to	40.75%
December 31, 2001	-	-	to	-	-	0.00%	0.90%	to	0.90%	0.00%	to	0.00%

Rydex Banking Fund
December 31, 2004	1,952	36.275	to	36.275	70,810	0.58%	0.90%	to	0.90%	13.71%	to	13.71%
December 31, 2003	661	31.901	to	31.901	21,091	0.87%	0.90%	to	0.90%	30.56%	to	30.56%

Rydex Basic Materials Fund
December 31, 2004	1	33.147	to	33.147	47	0.15%	0.90%	to	0.90%	19.75%	to	19.75%
December 31, 2003	256	27.680	to	27.680	7,087	0.00%	0.90%	to	0.90%	30.29%	to	30.29%

Rydex Biotechnology Fund
December 31, 2004	-	19.894	to	19.894	-	0.00%	0.90%	to	0.90%	0.19%	to	0.19%
December 31, 2003	249	19.855	to	19.855	4,938	0.00%	0.90%	to	0.90%	40.85%	to	40.85%

Rydex Consumer Products Fund
December 31, 2004	414	32.889	to	32.889	13,611	0.00%	0.90%	to	0.90%	12.29%	to	12.29%
December 31, 2003	246	29.289	to	29.289	7,204	0.04%	0.90%	to	0.90%	20.77%	to	20.77%

Rydex Electronics Fund
December 31, 2004	342	15.355	to	15.355	5,253	0.00%	0.90%	to	0.90%	-22.68%	to	-22.68%
December 31, 2003	182	19.859	to	19.859	3,619	0.00%	0.90%	to	0.90%	68.31%	to	68.31%

Rydex Energy Fund
December 31, 2004	6,663	34.784	to	34.784	231,748	0.00%	0.90%	to	0.90%	31.09%	to	31.09%
December 31, 2003	-	26.534	to	26.534	-	0.00%	0.90%	to	0.90%	21.92%	to	21.92%

Rydex Energy Services Fund
December 31, 2004	100,761	32.728	to	32.728	3,297,751	0.00%	0.90%	to	0.90%	32.54%	to	32.54%
December 31, 2003	1,297	24.692	to	24.692	32,034	0.00%	0.90%	to	0.90%	7.45%	to	7.45%

Rydex Financial Services Fund, VS (A)
December 31, 2004	1,197	31.296	to	31.296	37,458	0.40%	0.90%	to	1.39%	16.07%	to	16.07%
December 31, 2003	1	26.963	to	26.963	27	0.00%	0.90%	to	1.39%	27.77%	to	27.77%

Rydex Financial Services Fund, VS (B)
December 31, 2004	-	-	to	-	-	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2003	-	8.599	to	8.634	-	0.84%5	1.24%	to	1.39%	-3.54%	to	-3.50%
December 31, 2002	311,670	8.914	to	8.948	2,778,820	0.66%	1.24%	to	1.39%	-15.12%	to	-14.99%
December 31, 2001	266,015	10.501	to	10.525	2,794,133	0.53%	1.24%	to	1.39%	-13.36%	to	-13.23%

Rydex Health Care Fund
December 31, 2004	33	27.016	to	27.016	900	0.00%	0.90%	to	1.39%	5.27%	to	5.27%
December 31, 2003	228	25.663	to	25.66	5,859	0.00%	0.90%	to	1.39%	28.61%	to	28.61%

Rydex Health Care Fund, VS (B)
December 31, 2004	-	7.258	to	7.307	-	0.00%	1.24%	to	1.39%	-4.48%	to	3.83%
December 31, 2003	-	7.598	to	7.629	-	0.00%	1.24%	to	1.39%	-0.23%	to	-0.19%
December 31, 2002	621,781	7.615	to	7.644	4,735,810	0.00%	1.24%	to	1.39%	-20.84%	to	-20.72%
December 31, 2001	511,714	9.620	to	9.642	4,923,264	0.00%	1.24%	to	1.39%	-13.18%	to	-13.05%

Rydex Internet Fund
December 31, 2004	3,434	24.327	to	24.327	83,541	0.00%	0.90%	to	0.90%	14.84%	to	14.84%
December 31, 2003	189	21.184	to	21.184	4,011	0.00%	0.90%	to	0.90%	62.93%	to	62.93%

Rydex Juno Fund
December 31, 2004	15,453	23.000	to	23.000	355,430	0.00%	0.90%	to	0.90%	-11.46%	to	-11.46%
December 31, 2003	3,957	25.979	to	25.979	102,788	0.00%	0.90%	to	0.90%	3.92%	to	3.92%

Rydex Large Cap Europe Fund
December 31, 2004	3,108	29.434	to	29.434	91,479	22.95%	0.90%	to	0.90%	15.11%	to	15.11%
December 31, 2003	400	25.569	to	25.569	10,220	5.09%	0.90%	to	0.90%	41.80%	to	41.80%

Rydex Large Cap Japan Fund
December 31, 2004	1,017	30.691	to	30.691	31,219	0.00%	0.90%	to	0.90%	9.34%	to	9.34%
December 31, 2003	60	28.069	to	28.069	1,671	0.00%	0.90%	to	0.90%	36.39%	to	36.39%

Rydex Medius Fund
December 31, 2004	6,901	31.382	to	31.382	216,566	0.00%	0.90%	to	0.90%	21.05%	to	21.05%
December 31, 2003	5,760	25.925	to	25.925	149,318	0.00%	0.90%	to	0.90%	51.07%	to	51.07%
December 31, 2002	1,042	17.160	to	17.160	17,880	0.00%	0.90%	to	0.90%	-31.36%	to	-31.36%
December 31, 2001	-	-	to	-	-	0.00%	0.90%	to	0.90%	0.00%	to	0.00%

Rydex Mekros Fund
December 31, 2004	24,279	31.174	to	31.174	756,887	0.00%	0.90%	to	0.90%	24.08%	to	24.08%
December 31, 2003	15,722	25.124	to	25.124	395,011	7.66%	0.90%	to	0.90%	62.81%	to	62.81%
December 31, 2002	1,159	15.431	to	15.431	17,892	0.00%	0.90%	to	0.90%	-38.27%	to	-38.27%
December 31, 2001	-	-	to	0.000	-	0.00%	0.90%	to	0.90%	0.00%	to	0.00%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio 2			Total Return 3
	Units	lowest to highest			Assets 4	Ratio 1	lowest to highest			lowest to highest

Rydex Nova Fund
December 31, 2004	60,684	$15.429	to	$15.429	$936,294	0.01%	0.90%	to	1.39%	13.60%	to	13.60%
December 31, 2003	33,668	13.582	to	13.582	457,284	0.00%	0.90%	to	1.39%	37.95%	to	37.95%
December 31, 2002	11,004	9.846	to	9.846	108,340	8.55%	0.90%	to	0.90%	-36.30%	to	-36.30%
December 31, 2001	3,581	15.456	to	15.456	55,356	0.00%	0.90%	to	0.90%	-24.27%	to	-24.27%

Rydex OTC Fund
December 31, 2004	832,923	3.473	to	9.420	3,634,718	0.00%	0.90%	to	1.39%	7.83%	to	8.37%
December 31, 2003	953,209	3.220	to	8.693	3,183,440	0.00%	0.90%	to	1.39%	43.41%	to	44.12%
December 31, 2002	898,236	2.246	to	6.032	2,088,574	0.00%	0.90%	to	1.39%	-39.70%	to	-39.40%
December 31, 2001	933,771	3.724	to	9.953	3,512,391	0.00%	0.90%	to	1.39%	-36.08%	to	-35.76%

Rydex Precious Metals Fund
December 31, 2004	17,826	46.168	to	46.168	822,994	0.00%	0.90%	to	0.90%	-14.98%	to	-14.98%
December 31, 2003	4,462	54.305	to	54.305	242,306	0.00%	0.90%	to	0.90%	39.65%	to	39.65%
December 31, 2002	4,368	38.887	to	38.887	169,865	0.00%	0.90%	to	0.90%	44.29%	to	44.29%
December 31, 2001	420	26.951	to	26.951	11,313	0.00%	0.90%	to	0.90%	11.98%	to	11.98%

Rydex Real Estate Fund
December 31, 2004	13,999	38.629	to	38.629	540,784	1.68%	0.90%	to	0.90%	28.39%	to	28.39%
December 31, 2003	-	30.088	to	30.088	-	50.56%	0.90%	to	0.90%	29.15%	to	29.15%

Rydex Retailing Fund
December 31, 2004	1,943	28.221	to	28.221	54,845	0.00%	0.90%	to	0.90%	9.08%	to	9.08%
December 31, 2003	-	25.873	to	25.873	-	0.00%	0.90%	to	0.90%	34.06%	to	34.06%

Rydex Technology Fund
December 31, 2004	5,758	22.606	to	22.606	130,176	0.00%	0.90%	to	0.90%	0.25%	to	0.25%
December 31, 2003	-	22.551	to	22.551	-	0.00%	0.90%	to	0.90%	59.89%	to	59.89%

Rydex Telecommunications Fund
December 31, 2004	24,972	21.803	to	21.803	544,454	0.00%	0.90%	to	0.90%	11.67%	to	11.67%
December 31, 2003	3,921	19.524	to	19.524	76,547	0.00%	0.90%	to	0.90%	32.49%	to	32.49%
December 31, 2002	1,833	14.737	to	14.737	27,006	0.00%	0.90%	to	0.90%	-41.05%	to	-41.05%
December 31, 2001	-	-	to	-	-	0.00%	0.90%	to	0.90%	0.00%	to	0.00%

Rydex Titan 500 Fund
December 31, 2004	66,761	27.755	to	27.755	1,852,938	0.00%	0.90%	to	0.90%	15.85%	to	15.85%
December 31, 2003	1,496	23.957	to	23.957	35,835	0.00%	0.90%	to	0.90%	53.56%	to	53.56%
December 31, 2002	392	15.601	to	15.601	6,112	0.00%	0.90%	to	0.90%	-37.60%	to	-37.60%
December 31, 2001	-	-	to	-	-	0.00%	0.90%	to	0.90%	0.00%	to	0.00%

Rydex Transportation Fund
December 31, 2004	1,143	30.287	to	30.287	34,620	0.00%	0.90%	to	0.90%	21.89%	to	21.89%
December 31, 2003	-	24.848	to	24.848	-	0.00%	0.90%	to	0.90%	19.44%	to	19.44%

Rydex Ursa Fund
December 31, 2004	8,452	26.581	to	26.581	224,652	0.00%	0.90%	to	0.90%	-11.01%	to	-11.01%
December 31, 2003	7,213	29.870	to	29.870	215,455	0.00%	0.90%	to	0.90%	-24.33%	to	-24.33%
December 31, 2002	3,912	39.473	to	39.473	154,439	0.54%	0.90%	to	0.90%	20.56%	to	20.56%
December 31, 2001	21,460	32.742	to	32.742	702,635	1.81%	0.90%	to	0.90%	13.96%	to	13.96%

Rydex US Government Bond Fund
December 31, 2004	1	34.197	to	34.197	34	3.55%	0.90%	to	0.90%	7.46%	to	7.46%
December 31, 2003	236,748	31.825	to	31.825	7,534,388	3.10%	0.90%	to	0.90%	-1.51%	to	-1.51%
December 31, 2002	1	32.313	to	32.313	32	0.08%	0.90%	to	0.90%	17.55%	to	17.55%
December 31, 2001	-	27.488	to	27.488	-	3.07%	0.90%	to	0.90%	-0.88%	to	-0.88%

Rydex US Government Money Market Fund
December 31, 2004	969,059	25.728	to	25.728	24,932,035	0.30%	0.90%	to	0.90%	-0.66%	to	-0.66%
December 31, 2003	561,489	25.899	to	25.899	14,541,766	0.00%	0.90%	to	0.90%	-0.88%	to	-0.88%
December 31, 2002	163,280	26.129	to	26.129	4,266,285	0.47%	0.90%	to	0.90%	-0.43%	to	-0.43%
December 31, 2001	65,783	26.240	to	26.240	1,726,183	1.89%	0.90%	to	0.90%	1.87%	to	1.87%

Rydex Utilities Fund
December 31, 2004	21,099	24.266	to	24.266	511,986	0.55%	0.90%	to	0.90%	16.26%	to	16.26%
December 31, 2003	330	20.872	to	20.872	6,890	1.53%	0.90%	to	0.90%	24.28%	to	24.28%
December 31, 2002	4,770	16.794	to	16.794	80,113	0.04%	0.90%	to	0.90%	-32.82%	to	-32.82%
December 31, 2001	-	-	to	-	-	0.00%	0.90%	to	0.90%	0.00%	to	0.00%

Rydex Velocity 100 Fund
December 31, 2004	96,596	27.628	to	27.628	2,668,707	1.16%	0.90%	to	0.90%	13.19%	to	13.19%
December 31, 2003	3,882	24.409	to	24.409	94,759	19.19%	0.90%	to	0.90%	96.87%	to	96.87%
December 31, 2002	1,469	12.398	to	12.398	18,211	0.00%	0.90%	to	0.90%	-50.41%	to	-50.41%
December 31, 2001	-	-	to	-	-	0.00%	0.90%	to	0.90%	0.00%	to	0.00%

SteinRoe Global Utilities Fund, VS (A)
December 31, 2004	-	-	to	-	-	-	-		-	-		-
December 31, 2003	-	6.698	to	15.565	-	2.25%5	0.35%	to	1.39%	0.84%	to	1.11%
December 31, 2002	1,570,875	6.630	to	15.394	22,051,473	2.98%	0.35%	to	1.39%	-14.52%	to	-13.63%
December 31, 2001	2,033,336	7.699	to	17.823	33,270,043	1.46%	0.35%	to	1.39%	-15.21%	to	-14.32%

SteinRoe Growth Stock Fund VS (A)
December 31, 2004	1,234,209	5.707	to	33.981	38,367,529	0.16%	0.35%	to	1.39%	-3.31%	to	-2.29%
December 31, 2003	1,448,492	5.859	to	35.091	46,776,239	0.42%	0.35%	to	1.39%	23.51%	to	24.80%
December 31, 2002	1,673,654	4.708	to	28.368	44,141,249	0.23%	0.35%	to	1.39%	-31.12%	to	-30.40%
December 31, 2001	2,181,952	6.785	to	41.125	83,324,121	0.00%	0.35%	to	1.39%	-25.66%	to	-24.88%

SteinRoe Growth Stock Fund VS (B)
December 31, 2004	604,018	8.048	to	33.681	17,738,961	0.00%	1.24%	to	1.39%	-3.50%	to	-3.36%
December 31, 2003	708,818	8.340	to	34.852	21,403,752	0.24%	1.24%	to	1.39%	23.32%	to	23.51%
December 31, 2002	722,202	6.763	to	28.219	18,142,497	0.00%	1.24%	to	1.39%	-31.23%	to	-31.13%
December 31, 2001	718,912	9.834	to	40.973	26,801,435	0.00%	1.24%	to	1.39%	-25.83%	to	-25.72%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	At December 31					For the year ended December 31
						Investment
		Unit Fair Value			Net	Income	Expense Ratio 2			Total Return 3
	Units	lowest to highest			Assets 4	Ratio 1	lowest to highest			lowest to highest

Templeton Developing Markets Sec Fund 2
December 31, 2004	246,583	$11.672	to	$11.768	$2,879,949	1.84%	1.24%	to	1.39%	22.99%	to	23.17%
December 31, 2003	221,722	9.490	to	9.555	2,105,006	1.19%	1.24%	to	1.39%	50.88%	to	51.11%
December 31, 2002	214,213	6.290	to	6.323	1,347,932	1.52%	1.24%	to	1.39%	-1.53%	to	-1.38%
December 31, 2001	276,785	6.387	to	6.411	1,768,442	0.79%	1.24%	to	1.39%	-9.36%	to	-9.22%

UBS Global AM Tactical Allocation
December 31, 2004	1,228,753	9.053	to	9.729	11,448,298	0.73%	1.24%	to	1.39%	8.85%	to	9.01%
December 31, 2003	1,439,106	8.317	to	8.925	12,263,325	0.86%	1.24%	to	1.39%	25.61%	to	25.80%
December 31, 2002	1,782,891	6.621	to	7.094	12,136,969	0.60%	1.24%	to	1.39%	-24.02%	to	-23.91%
December 31, 2001	2,747,118	8.714	to	9.323	24,640,174	2.10%	1.24%	to	1.39%	-13.76%	to	-13.63%

Wanger International Select Fund
December 31, 2004	601,634	10.012	to	10.075	6,026,514	0.31%	0.65%	to	1.39%	22.62%	to	22.80%
December 31, 2003	504,167	8.165	to	8.205	4,118,354	0.31%	0.65%	to	1.39%	39.29%	to	39.50%
December 31, 2002	409,193	5.862	to	5.959	2,399,664	0.00%	0.65%	to	1.39%	-16.46%	to	-16.34%
December 31, 2001	251,875	7.017	to	7.481	1,778,487	0.06%	0.65%	to	1.39%	-27.63%	to	-27.09%

Wanger International Small Cap Fund
December 31, 2004	1,780,849	11.128	to	11.199	19,824,267	0.69%	0.65%	to	1.39%	28.47%	to	28.66%
December 31, 2003	1,821,982	8.662	to	8.704	15,787,070	0.30%	0.65%	to	1.39%	46.81%	to	47.03%
December 31, 2002	1,772,820	5.900	to	5.920	10,463,138	0.00%	0.65%	to	1.39%	-15.02%	to	-14.89%
December 31, 2001	993,895	6.943	to	7.469	6,939,631	0.00%	0.65%	to	1.39%	-22.25%	to	-21.67%

Wanger Select Fund
December 31, 2004	1,705,354	15.450	to	15.684	26,355,290	0.00%	0.65%	to	1.39%	17.65%	to	18.53%
December 31, 2003	1,574,407	13.131	to	13.231	20,678,694	0.00%	0.65%	to	1.39%	28.92%	to	29.88%
December 31, 2002	873,845	10.185	to	10.219	8,901,660	0.00%	0.65%	to	1.39%	-8.89%	to	-8.21%
December 31, 2001	482,151	11.099	to	11.200	5,390,784	0.00%	0.65%	to	1.39%	7.57%	to	8.38%

Wanger US Smaller Companies Fund
December 31, 2004	3,563,295	15.657	to	16.225	55,809,659	0.00%	0.65%	to	1.39%	16.69%	to	17.57%
December 31, 2003	3,767,707	13.417	to	13.800	50,570,392	0.00%	0.65%	to	1.39%	41.25%	to	42.30%
December 31, 2002	2,841,152	9.499	to	9.698	26,994,230	0.00%	0.65%	to	1.39%	-17.96%	to	-17.35%
December 31, 2001	1,500,602	11.578	to	11.734	17,377,623	0.02%	0.65%	to	1.39%	9.84%	to	10.66%

1 These amounts represent the dividends and other income received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 These ratio ranges represent the annualized contract expenses of the Variable Account, consisting primarily of mortality and expense charges, for each period indicated. The ratio ranges include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 These return ranges represent the total returns for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return ratio does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Variable Account. The total return ratio is calculated for the period indicated or from the effective date through the end of the reporting period

4 These net assets do not include seed money retained by the Company. The seed money was invested by the company in certain Sub-Accounts that required funds to commence operations.

5 Income Ratio is annualized.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities

The cost of shares of the underlying mutual funds purchased and proceeds from shares sold by the Variable Account during 2004 are shown below:
	Purchases	Sales

AIM VI Capital Appreciation Series I	$2,088,372	$2,935,330

AIM VI Growth Series I	53,295	444,688

AIM VI International Growth Series I	1,530,633	4,769,039

AIM VI Premier Equity Series I	1,018,136	3,948,707

Alger American Growth Portfolio	1,316,097	8,853,774

Alger American Small Capitalization Portfolio	1,515,969	3,596,271

AllianceBernstein Global Bond Portfolio (A)	2,252,407	4,431,408

AllianceBernstein Global Bond Portfolio (B)	1,024,802	1,493,406

AllianceBernstein Growth and Income Portfolio (A)	518,693	925,726

AllianceBernstein Growth and Income Portfolio (B)	3,884,051	6,391,464

AllianceBernstein Growth Portfolio (B)	46,180	176,443

AllianceBernstein International Portfolio (B)	100,049	69,327

AllianceBernstein Premier Growth Portfolio (A)	230,954	11,522,898

AllianceBernstein Premier Growth Portfolio (B)	1,092,375	6,412,310

AllianceBernstein Real Estate Investment Portfolio (A)	147,284	223,894

AllianceBernstein Technology Portfolio (B)	1,263,510	3,649,044

AllianceBernstein Total Return Portfolio (B)	426,070	156,739

AllianceBernstein Worldwide Privatization Portfolio (B)	1,030,037	452,555

Colonial Small Cap Value Fund, VS (A)	2,882,297	1,810,159

Colonial Small Cap Value Fund, VS (B)	3,491,776	2,560,465

Colonial Strategic Income Fund, VS (A)	7,364,662	15,413,812

Colonial Strategic Income Fund, VS (B)	10,554,679	8,756,924

Columbia High Yield Fund II, VS (A)	3,296,548	5,456,355

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities (continued)
	Purchases	Sales

Columbia High Yield Fund II, VS (B)	$3,786,886	$7,053,757

Columbia International Fund, VS (A)	2,079,482	11,013,242

Columbia International Fund, VS (B)	527,546	1,208,965

Columbia Real Estate Equity Fund II, VS (B)	969,989	946,209

Fidelity VIP Equity Income Fund - SC2	5,481,870	3,702,683

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	264,259	225,973

Fidelity VIP III Growth Opportunities Fund - SC2	1,764,357	1,596,575

Liberty All-Star Equity Fund, VS (A)	752,571	38,362,223

Liberty All-Star Equity Fund, VS (B)	376,584	4,613,784

Liberty Asset Allocation Fund VS (A)	6,623,889	16,800,089

Liberty Asset Allocation Fund VS (B)	3,153,303	8,178,864

Liberty Federal Securities Fund VS (A)	4,015,724	13,515,240

Liberty Federal Securities Fund VS (B)	9,006,148	15,800,878

Liberty Growth & Income Fund, VS (A)	6,104,053	24,239,463

Liberty Growth & Income Fund, VS (B)	2,437,171	6,094,160

Liberty Money Market Fund VS (A)	77,824,016	71,908,963

Liberty S&P 500 Index Fund, VS (B)	4,382,485	5,003,930

Liberty Select Value Fund, VS (B)	2,826,036	4,326,988

Liberty Small Company Growth Fund VS (A)	1,284,654	1,787,222

MFS Bond Series IC	422,031	1,134,824

MFS Emerging Growth Series IC	207,508	3,418,216

MFS Emerging Growth Series SC	333,603	1,082,996

MFS Investors Growth Stock Series SC	1,463,341	2,285,219

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities (continued)
	Purchases	Sales

MFS Investors Trust Series SC	$1,051,131	$1,916,487

MFS New Discovery Series SC	559,333	1,150,114

MFS Research Series IC	766,726	4,765,186

Newport Tiger Fund, VS (A)	1,028,678	2,378,131

Newport Tiger Fund, VS (B)	728,008	642,353

Rydex Arktos Fund	42,412,201	39,500,814

Rydex Banking Fund	4,522,456	4,489,304

Rydex Basic Materials Fund	5,567,119	5,570,336

Rydex Biotechnology Fund	4,391,111	4,340,312

Rydex Consumer Products Fund	3,537,467	3,538,658

Rydex Electronics Fund	4,442,836	4,409,822

Rydex Energy Fund	8,056,543	8,036,669

Rydex Energy Services Fund	7,748,096	4,597,595

Rydex Financial Services Fund, VS (A)	2,676,063	2,637,579

Rydex Health Care Fund, VS (A)	2,484,668	2,485,396

Rydex Internet Fund	8,273,957	8,058,239

Rydex Juno Fund	8,159,954	7,784,825

Rydex Leisure Fund	4,031,300	4,000,170

Rydex Lg Cap Europe Fund	3,074,115	2,989,667

Rydex Lg Cap Japan Fund	8,733,888	8,732,256

Rydex Medius Fund	7,946,204	7,841,839

Rydex Mekros Fund	14,483,924	14,275,203

Rydex Nova Fund	25,604,566	25,069,357

Rydex OTC Fund	34,023,816	33,699,990

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities (continued)
	Purchases	Sales

Rydex Precious Metals Fund	$13,828,305	$13,275,432

Rydex Real Estate Fund	4,356,231	3,844,499

Rydex Retailing Fund	4,036,248	3,935,830

Rydex Technology Fund	1,756,716	1,617,242

Rydex Telecommunications Fund	27,847,570	27,084,881

Rydex Titan 500 Fund	46,926,832	45,224,648

Rydex Transportation Fund	5,045,794	4,999,823

Rydex Ursa Fund	31,785,515	31,693,697

Rydex US Government Bond Fund	13,585,349	21,176,461

Rydex US Government Money Market Fund	172,141,431	161,751,161

Rydex Utilities Fund	3,605,526	3,113,721

Rydex Velocity 100 Fund	34,385,230	32,181,777

SteinRoe Growth Stock Fund VS (A)	2,010,681	9,244,329

SteinRoe Growth Stock Fund VS (B)	1,111,662	4,154,370

Templeton Developing Markets Sec Fund 2	1,050,364	758,071

UBS Global AM Tactical Allocation	1,343,224	3,194,757

Wanger International Select Fund	1,753,288	898,946

Wanger International Small Cap Fund	1,982,240	2,521,792

Wanger Select Fund	4,756,118	3,341,242

Wanger US Smaller Companies Fund	3,899,294	7,581,036

	$764,728,160	$923,255,218

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Change in Units Outstanding

The change in the units of respective sub-account outstanding for the year ended December 31, 2004 were as follow:
			Net Increase
	Units Issued	Units Redeemed	(Decrease)

AIM VI Capital Appreciation Series I	215,689	279,516	(63,827)

AIM VI Growth Series I	7,917	58,503	(50,586)

AIM VI International Growth Series I	150,179	478,932	(328,753)

AIM VI Premier Equity Series I	147,012	544,210	(397,198)

Alger American Growth Portfolio	90,981	557,248	(466,267)

Alger American Small Capitalization Portfolio	160,213	363,908	(203,695)

AllianceBernstein Global Bond Portfolio (A)	69,229	324,372	(255,143)

AllianceBernstein Global Bond Portfolio (B)	49,340	111,425	(62,085)

AllianceBernstein Growth and Income Portfolio (A)	36,261	63,867	(27,606)

AllianceBernstein Growth and Income Portfolio (B)	343,339	546,466	(203,127)

AllianceBernstein Growth Portfolio (B)	4,604	15,235	(10,631)

AllianceBernstein International Portfolio (B)	8,610	5,582	3,028

AllianceBernstein Premier Growth Portfolio (A)	22,506	766,482	(743,976)

AllianceBernstein Premier Growth Portfolio (B)	182,424	957,202	(774,778)

AllianceBernstein Real Estate Investment Portfolio (A)	7,580	12,449	(4,869)

AllianceBernstein Technology Portfolio (B)	187,228	511,768	(324,540)

AllianceBernstein Total Return Portfolio (B)	37,231	12,993	24,238

AllianceBernstein Worldwide Privatization Portfolio (B)	110,380	45,395	64,985

Colonial Small Cap Value Fund, VS (A)	167,291	111,622	55,669

Colonial Small Cap Value Fund, VS (B)	191,566	150,492	41,074

Colonial Strategic Income Fund, VS (A)	140,498	805,564	(665,066)

Colonial Strategic Income Fund, VS (B)	395,022	477,077	(82,055)

Columbia High Yield Fund, VS (A)	296,933	553,021	(256,088)

Columbia High Yield Fund, VS (B)	299,118	735,465	(436,347)

Columbia International Fund, VS (A)	153,287	998,171	(844,884)

Columbia International Fund, VS (B)	36,013	82,474	(46,461)

Columbia Real Estate Equity Fund, VS (B)	41,545	55,466	(13,921)

Fidelity VIP Equity Income Fund - SC2	460,038	307,345	152,693

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Change in Units Outstanding (continued)
			Net Increase
	Units Issued	Units Redeemed	(Decrease)

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	27,502	21,892	5,610

Fidelity VIP III Growth Opportunities Fund - SC2	259,907	211,770	48,137

	65,372	3,176,195	(3,110,823)

Liberty All-Star Equity Fund, VS (B)	42,046	496,235	(454,189)

Liberty Asset Allocation Fund VS (A)	181,106	590,869	(409,763)

Liberty Asset Allocation Fund VS (B)	82,753	322,313	(239,560)

Liberty Federal Securities Fund VS (A)	69,543	557,036	(487,493)

Liberty Federal Securities Fund VS (B)	220,835	629,850	(409,015)

Liberty Growth & Income Fund, VS (A)	163,058	891,805	(728,747)

Liberty Growth & Income Fund, VS (B)	79,948	234,815	(154,867)

Liberty Money Market Fund VS (A)	5,074,895	4,673,687	401,208

Liberty S&P 500 Index Fund, VS (B)	534,408	604,020	(69,612)

Liberty Select Value Fund, VS (B)	216,777	318,848	(102,071)

Liberty Small Company Growth Fund VS (A)	39,098	53,541	(14,443)

MFS Bond Series IC	16,096	80,996	(64,900)

MFS Emerging Growth Series IC	18,425	271,795	(253,370)

MFS Emerging Growth Series SC	29,262	85,245	(55,983)

MFS Investors Growth Stock Series SC	268,434	378,678	(110,244)

MFS Investors Trust Series SC	137,720	231,854	(94,134)

MFS New Discovery Series SC	78,707	151,634	(72,927)

MFS Research Series IC	45,479	371,541	(326,062)

Newport Tiger Fund, VS (A)	91,572	222,425	(130,853)

Newport Tiger Fund, VS (B)	66,160	57,074	9,086

Rydex Arktos Fund	1,969,027	1,829,841	139,186

Rydex Banking Fund	133,442	132,151	1,291

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Change in Units Outstanding (continued)
			Net Increase
	Units Issued	Units Redeemed	(Decrease)

Rydex Basic Materials Fund	193,296	193,551	(255)

Rydex Biotechnology Fund	230,259	230,508	(249)

Rydex Consumer Products Fund	112,872	112,704	168

Rydex Electronics Fund	296,755	296,595	160

Rydex Energy Fund	275,116	268,453	6,663

Rydex Energy Services Fund	250,634	151,170	99,464

Rydex Financial Services Fund, VS (A)	93,445	92,249	1,196

Rydex Health Care Fund, VS (A)	94,386	94,581	(195)

Rydex Internet Fund	389,700	386,455	3,245

Rydex Juno Fund	335,905	324,409	11,496

Rydex Leisure Fund	135,440	135,440	-

Rydex Lg Cap Europe Fund	117,161	114,453	2,708

Rydex Lg Cap Japan Fund	311,742	310,785	957

Rydex Medius Fund	296,322	295,181	1,141

Rydex Mekros Fund	532,178	523,621	8,557

Rydex Nova Fund	1,824,918	1,797,902	27,016

Rydex OTC Fund	4,073,307	4,193,593	(120,286)

Rydex Precious Metals Fund	280,745	267,381	13,364

Rydex Real Estate Fund	131,787	117,788	13,999

Rydex Retailing Fund	153,982	152,039	1,943

Rydex Technology Fund	83,169	77,411	5,758

Rydex Telecommunications Fund	1,343,543	1,322,492	21,051

Rydex Titan 500 Fund	1,914,451	1,849,186	65,265

Rydex Transportation Fund	191,038	189,895	1,143

Rydex Ursa Fund	1,108,375	1,107,136	1,239

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Change in Units Outstanding (continued)
			Net Increase
	Units Issued	Units Redeemed	(Decrease)

Rydex US Government Bond Fund	413,266	650,013	(236,747)

Rydex US Government Money Market Fund	6,676,512	6,268,942	407,570

Rydex Utilities Fund	162,969	142,200	20,769

Rydex Velocity 100 Fund	1,495,372	1,402,658	92,714

SteinRoe Growth Stock Fund VS (A)	92,813	307,096	(214,283)

SteinRoe Growth Stock Fund VS (B)	40,396	145,196	(104,800)

Templeton Developing Markets Sec Fund 2	101,358	76,497	24,861

UBS Global AM Tactical Allocation	144,759	355,112	(210,353)

Wanger International Select Fund	195,255	97,788	97,467

Wanger International Small Cap Fund	199,277	240,410	(41,133)

Wanger Select Fund	349,923	218,976	130,947

Wanger US Smaller Companies Fund	297,954	502,366	(204,412)

	38,863,986	51,540,592	(12,676,606)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) - KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

8. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, (the "Code") a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

For the years ended December 31,

	2004	2003	2002 Restated

Revenues
Premiums and annuity considerations	$ 58,820	$ 60,518	$ 43,574
Net investment income	1,134,257	1,208,750	1,185,210
Net derivative loss	(98,419)	(203,200)	(159,285)
Net realized investment gains (losses)	96,074	134,085	(38,966)
Fee and other income	357,011	319,596	390,691

Total revenues	1,547,743	1,519,749	1,421,224

Benefits and expenses
Interest credited	673,442	783,999	704,690
Interest expense	128,522	120,905	106,043
Policyowner benefits	141,377	201,248	221,162
Other operating expenses	214,495	184,472	237,797
Amortization of deferred acquisition costs and value of business acquired	82,876	98,398	251,513

Total benefits and expenses	1,240,712	1,389,022	1,521,205

Income (loss) before income tax expense (benefit), minority interest and cumulative effect of change in accounting principles	307,031	130,727	(99,981)

Income tax expense (benefit):
Federal	71,352	27,366	(59,449)
State	(98)	823	1,265
Income tax expense (benefit)	71,254	28,189	(58,184)

Net income (loss) before minority interest and cumulative
effect of change in accounting principles	235,777	102,538	(41,797)

Minority interest share of income	5,561	-	-

Net income (loss) before cumulative effect of change in accounting principles	230,216	102,538	(41,797)

Cumulative effect of change in accounting principles, net of tax benefit of $4,814 and $4,064 in 2004 and 2003, respectively	(8,940)	(7,547)	-

Net income (loss)	$ 221,276	$ 94,991	$ (41,797)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

December 31,

ASSETS	2004	2003
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $16,207,312 and $16,338,241 in 2004 and 2003, respectively)	$ 16,692,987	$ 16,858,414
Trading fixed maturities at fair value (amortized cost of $1,408,618 and $1,434,654 in 2004 and 2003, respectively)	1,491,028	1,527,619
Subordinated note from affiliate held-to-maturity (fair value of $689,132 and $699,069 in 2004 and 2003, respectively)	600,000	600,000
Short-term investments	23,957	24,662
Mortgage loans	1,465,896	972,102
Derivative instruments - receivable	566,401	403,437
Limited partnerships	304,809	330,562
Real estate	168,139	84,421
Policy loans	696,305	692,887
Other invested assets	791,541	60,837
Cash and cash equivalents	552,949	558,185
Total investments	23,354,012	22,113,126

Accrued investment income	279,679	285,224
Deferred policy acquisition costs	1,147,181	889,601
Value of business acquired	24,130	22,391
Goodwill	701,451	710,202
Receivable for investments sold	21,213	37,049
Reinsurance receivable	1,928,365	1,978,031
Other assets	111,131	129,458
Separate account assets	19,120,381	17,509,294

Total assets	$ 46,687,543	$ 43,674,376

LIABILITIES

Contractholder deposit funds and other policy liabilities	$ 18,846,238	$ 18,329,570
Future contract and policy benefits	721,135	716,819
Payable for investments purchased	284,511	261,673
Accrued expenses and taxes	95,655	80,453
Deferred federal income taxes	64,610	18,897
Long-term debt	33,500	40,500
Long-term debt payable to affiliates	1,025,000	1,025,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,697,348	1,741,962
Derivative instruments - payable	228,774	248,272
Other liabilities	1,010,006	224,769
Separate account liabilities	19,120,381	17,509,294

Total liabilities	43,734,984	40,805,035

Commitments and contingencies - Note 18
Minority interest	5,561	-

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2004 and 2003	$ 6,437	$ 6,437
Additional paid-in capital	2,131,888	2,071,888
Accumulated other comprehensive income	180,638	227,681
Retained earnings	628,035	563,335

Total stockholder's equity	2,946,998	2,869,341

Total liabilities and stockholder's equity	$ 46,687,543	$ 43,674,376

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,
	2004	2003	2002 Restated

Net income (loss)	$ 221,276	$ 94,991	$ (41,797)
Other comprehensive income (loss)
Net change in unrealized holding gains (losses) on
available-for-sale securities, net of tax and policyholder amounts	23,103	158,442	208,297
Reclassification adjustments of realized investment (gains) losses into net income (loss)	(70,146)	(179,672)	34,767

Other comprehensive (loss) income	(47,043)	(21,230)	243,064

Comprehensive income	$ 174,233	$ 73,761	$ 201,267

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31,
			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2001 - Restated	$ 6,437	$ 1,971,888	$ 5,847	$ 510,141	$ 2,494,313

Net loss - Restated				(41,797)	(41,797)
Additional paid-in-capital - Restated		100,000			100,000
Other comprehensive income - Restated			243,064		243,064
Balance at December 31, 2002 - Restated	$ 6,437	$ 2,071,888	$ 248,911	$ 468,344	$ 2,795,580

Net income				94,991	94,991
Other comprehensive loss			(21,230)		(21,230)

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

Net income				221,276	221,276
Additional paid-in-capital		60,000			60,000
Dividends				(156,576)	(156,576)
Other comprehensive loss			(47,043)		(47,043)

Balance at December 31, 2004	$ 6,437	$ 2,131,888	$ 180,638	$ 628,035	$ 2,946,998

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2004	2003	2002 Restated

Cash Flows From Operating Activities:
Net income (loss) from operations	$ 221,276	$ 94,991	$ (41,797)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Income to minority interest	5,561	-	-
Amortization (accretion) of discount and premiums	82,123	112,761	58,246
Amortization of DAC and VOBA	82,876	98,398	251,513
Depreciation and amortization	3,025	1,730	1,876
Non cash derivative activity	(18,690)	144,091	231,131
Net realized (gains) losses on investments	(96,074)	(134,085)	38,966
Net losses (gains) on trading investments	7,237	(63,573)	(111,740)
Net change in unrealized and undistributed (gains) losses in private equity limited partnerships	(58,981)	15,789	17,186
Interest credited to contractholder deposits	671,101	781,834	701,505
Deferred federal income taxes (benefits)	72,648	43,029	(44,316)
Cumulative effect of change in accounting principles, net of tax	8,940	7,547	-
Changes in assets and liabilities:
Deferred acquisition costs	(346,996)	(263,762)	(288,463)
Accrued investment income	5,545	(28,655)	(5,038)
Future contract and policy benefits	(42,530)	(854)	25,584
Other, net	211,882	127,056	(31,505)
Net sales (purchases) of trading fixed maturities	27,801	(60,321)	(369,794)
Net cash provided by operating activities	836,744	875,976	433,354

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	10,472,377	13,004,400	11,137,476
Net cash from sale of subsidiary	39,687	1,500	3,331
Other invested assets	144,145	127,944	152,512
Mortgage loans	205,740	339,735	234,191
Real estate	-	14,275	6,036
Purchases of:
Available-for-sale fixed maturities	(10,367,260)	(13,414,490)	(12,867,827)
Other invested assets	(910,784)	(4,926)	(233,255)
Mortgage loans	(698,776)	(338,627)	(249,867)
Real estate	(86,743)	(16,153)	(3,634)
Changes in other investing activities, net	728,637	5,100	(8,109)
Net change in policy loans	(3,418)	(10,858)	(3,406)
Net change in short-term investments	705	153,355	(81,713)

Net cash used in investing activities	$ (475,690)	$ (138,745)	$ (1,914,265)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2004	2003	2002 Restated

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$ 2,552,431	$ 2,461,677	$ 3,627,924
Withdrawals from contractholder deposit funds	(2,867,815)	(3,411,004)	(3,116,836)
Net cash of SCA	(2,910)	-	-
Issuance of long-term debt	-	-	460,000
Net change in securities lending	-	-	(1,152,861)
Dividends paid to stockholder	(150,000)	-	-
Additional capital contributed	60,000	-	100,000
Other, net	42,004	(145,258)	149,967
Net cash provided by (used) in financing activities	(366,290)	(1,094,585)	68,194

Net change in cash and cash equivalents	(5,236)	(357,354)	(1,412,717)

Cash and cash equivalents, beginning of year	558,185	915,539	2,328,256

Cash and cash equivalents, end of year	$ 552,949	$ 558,185	$ 915,539

Supplemental Cash Flow Information
Interest paid	$ 120,195	$ 118,302	$ 107,358

Supplemental Schedule of non-cash investing and financing activities

On June 30, 2004, the Company sold its interest in one of its consolidated variable interest entities ("VIEs"). As a result of the sale, bonds decreased by $51.0 million, other liabilities decreased by $11.1 million, deferred tax liability decreased by $3.8 million, notes payable decreased by $7.0 million and other invested assets decreased by $0.6 million in a non-cash transaction.

On December 31, 2004, the Company distributed through a dividend to its parent, Sun Life of Canada (U.S.) Holdings, Inc., its interest in Sun Capital Advisers, Inc. As a result of the dividend, other assets decreased by $5.2 million, other liabilities decreased by $0.9 million and accrued expenses and taxes decreased by $0.6 million in a non-cash transaction.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware. Its Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, Telephone (781) 237-6030. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual and group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICS"), group life, group disability, and group stop loss insurance. These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets. The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is authorized to transact business in the State of New York.

As of December 31, 2004, SLC - U.S. Ops Holdings, was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), 150 King Street West, Toronto, Ontario, Canada. SLOC is a life insurance company incorporated in 1865. As of December 31, 2004, SLOC transacted business directly or through its subsidiaries and joint ventures in all of the Canadian provinces and territories, all of the United States, the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda, Barbados, Philippines, Indonesia, China and India. SLOC is a direct wholly-owned subsidiary of SLF.

On January 4, 2005, a reorganization was completed under which most of SLOC's asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned subsidiary of SLF. After this reorganization, the operations remaining in SLOC consist primarily of Sun Life Financial's life, health and annuities businesses in Canada, most of its life and health businesses in the United States, and all of its operations in the United Kingdom and Asia. SLOC continues to be a direct wholly-owned subsidiary of SLF. The Company and its subsidiaries are now indirect wholly-owned subsidiaries of Sun Life Financial Corp., and continue to be indirect wholly-owned subsidiaries of SLF.

On December 31, 2004, Sun Capital Advisers, Inc. ("SCA"), a registered investment adviser, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of the SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004, SCA's total assets were $8.1 million. SCA's net income for the years ended December 31, 2004, 2003 and 2002, was $1.9 million, $0.7 million and $1.1 million, respectively.

On June 30, 2004, the Company sold its interest in one of its consolidated variable interest entities ("VIEs") and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 million and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

On December 31, 2003, Keyport Life Insurance Company ("Keyport") was merged with and into the Company with the Company as the surviving entity. Prior to the merger, the Company and Keyport were both indirect wholly-owned subsidiaries of SLC - U.S. Ops Holdings. The merger had no effect on the existing rights and benefits of policyholders and contractholders from either company. The Company is licensed and authorized to write all business that was previously written by the Keyport.

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GENERAL (CONTINUED)

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2003 (in 000's):
	Keyport	SLUS	Surviving Entity
Total revenues	$ 893,846	$ 625,903	$ 1,519,749
Total expenditures	764,596	624,426	1,389,022
Pretax income	129,250	1,477	130,727

Net income	$ 76,452	$ 18,539	$ 94,991

Total Assets	$ 21,132,604	$ 22,541,772	$ 43,674,376

The impact of the merger with Keyport decreased net income by $22.6 million for the year ended December 31, 2002.

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2004, the Company owned all of the outstanding shares of SLNY, Sun Benefit Services Company, Inc. ("SBSC"), Sun Life of Canada (U.S.) SPE 97-I, Inc. ("SPE 97-I"), Sun Life of Canada (U.S.) Holdings General Partner LLC ("the General Partner"), Clarendon Insurance Agency, Inc. ("Clarendon"), SLF Private Placement Investment Company I, LLC, Sun Parkaire Landing LLC, 7101 France Avenue Manager LLC and Independence Life and Annuity Company ("Independence Life").

The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I ("the Partnership") and as a result, the Partnership is consolidated with the results of the Company. In addition, the Company consolidates certain investments in VIEs. The consolidation of the VIEs requires the Company to report the minority interest relating to the equity ownership not controlled by the Company.

SLNY is engaged in the sale of individual fixed and variable annuity contracts, variable universal life insurance, and group life, group disability insurance and stop loss contracts in its state of domicile, New York. SBSC is an inactive subsidiary. SPE 97-I was organized for the purpose of engaging in activities incidental to securitizing mortgage loans. The General Partner is the sole general partner of the Partnership. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLC U.S. Holdings, and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I, ("Capital Trust I"). Clarendon is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates. Independence Life is a life insurance company that sold variable and whole life insurance products.

All significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA"), the liabilities for future contract and policyholder benefits and other than temporary impairments of investments. Actual results could differ from those estimates.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

The consolidated financial statements have been restated to reflect a reclassification of bank overdrafts of $44.7 million and $190.0 million as of December 31, 2003 and 2002, respectively.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for on either the cost or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The Company uses derivative financial instruments including swaps, options and futures as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and GICS, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises the actual profits and its estimate of future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Deferred policy acquisition costs ("DAC") for each product is reviewed to determine if it is recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). DAC was reduced by $172.9 million and $132.3 million at December 31, 2004 and 2003, respectively, to reflect the unrealized gains and losses.

VALUE OF BUSINESS ACQUIRED

Value of business acquired ("VOBA") represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits.

VOBA is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). VOBA was decreased by $48.2 million and $54.8 million at December 31, 2004 and 2003, respectively, to account for the unrealized investment gains and losses.

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2004 and concluded that these assets were not impaired.

In 2004, the Company finalized tax periods that predated the acquisition of Keyport. In accordance with the Emerging Issues Task Force ("EITF") Issue No. 93-7, "Uncertainties Related to Income Taxes in a Purchase Business Combinations," adjustments upon resolution of income tax uncertainties that predate or result from a purchase business combination should be recorded as an increase or decrease to goodwill regardless of the time that has elapsed since the acquisition date. The Company reduced goodwill by $8.7 million in 2004 to record the difference between the estimated tax liability at the acquisition date and the final tax liability for closed tax years that predated the acquisition.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses ($5.1 million) that are not subject to amortization and approximately $2.0 million of intangible assets relate to product rights that have a weighted-average useful life of 7 years.

POLICY LIABILITIES AND ACCRUALS

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies and GICS. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments and withdrawals. The liability is before the deduction of any applicable surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (CONTINUED)

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Future contract and policy benefits are liabilities for traditional life, health and stop loss products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered revenue when due. Premiums related to group life, stop loss and group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

For the year ended December 31, 2004, the Company will participate in the consolidated federal income tax return with an affiliate, SLC - US Ops Holdings. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments. For the 2003 tax year, as in prior years, SLUS participated in the consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates. For 2003 and 2002, Keyport filed a separate consolidated return with an affiliate, Independence Life.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

Certain amounts in the prior years' financial statements have been reclassified to conform to the 2004 presentation.

NEW ACCOUNTING PRONOUNCEMENTS

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The major provisions of SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
o	Reporting and measuring the Company's interest in its separate accounts as investments.

Effect of Adoption

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of SOP 03-1 at January 1, 2004, decreased net income and stockholder's equity by $8.9 million and reduced accumulated other comprehensive income by $2.1 million. The decrease in net income was comprised of an increase in future contract and policy benefits (primarily for variable annuity contracts) of $46.7 million, pretax, an increase in DAC of $29.5 million, pretax, and the recognition of the unrealized gain on investments in separate accounts of $3.5 million, pretax.

In October 2004, the AICPA issued a technical bulletin on financial accounting and reporting issues related to SOP 03-1. Upon adoption of the guidance in the technical bulletin, the Company restated the amount of the cumulative effect of change in accounting principal in the accompanying financial statements from the amount previously reported in earlier quarters ($0.9 million). The previously reported 2004 quarterly financial information has also been restated in Item 8 of this Form 10-K to reflect the implementation of the technical bulletin provisions.

Liabilities for contract guarantees

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2004:

Benefit Type	Account Balance	Net Amount at Risk	Average Attained Age
Minimum Death	$ 16,894,237	$ 2,423,320	65.7
Minimum Income	$ 386,407	$ 63,851	59.8
Minimum Accumulation or Withdrawal	$ 884,843	$ -	61.4

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The following summarizes the reserve for the guaranteed minimum death benefit and income benefit at December 31, 2004:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2004	$ 45,250	$ 1,457	$ 46,707

Incurred guaranteed benefits	32,103	832	32,935
Paid guaranteed benefits	50,502	-	50,502
Interest	1,462	132	1,594

Balance at December 31, 2004	$ 28,313	$ 2,421	$ 30,734

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant's attained age.

The liability for guarantees will be re-evaluated periodically, and adjustments will be made to the liability balance through a charge or credit to policyowner benefits.

Guaranteed minimum accumulation benefits or withdrawal benefits are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recognized at fair value through earnings. The guaranteed minimum accumulation or withdrawal benefit was a $0.6 and $2.8 million receivable at January 1, 2004 and December 31, 2004, respectively.

Interest in Separate Accounts

At December 31, 2003, the Company had $11.7 million representing unconsolidated interests in its own separate accounts. These interests were recorded as separate account assets, with changes in fair value recorded through other comprehensive income. On January 1, 2004, the Company reclassified these interests to investments as a component of other invested assets.

Sales Inducements

The Company currently offers enhanced or bonus crediting rates to policyholders on certain of its annuity products. Through December 31, 2003, the expenses associated with certain of these bonuses were deferred and amortized. Others were expensed as incurred. Effective January 1, 2004, upon adoption of SOP 03-1, the expenses associated with offering a bonus are deferred and amortized over the life of the related contract in a pattern consistent with the amortization of DAC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Other Accounting Pronouncements

Effective December 31, 2003, the Company adopted the disclosure requirements of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." As a result, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. EITF No. 03-1 also requires certain qualitative disclosures about holdings with unrealized losses in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

On November 29, 2004, the AICPA issued a proposed Statement of Position ("SOP"), "Accounting by Insurance Enterprises for Deferred Acquisition Costs on Internal Replacements." The proposed SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." The proposed SOP is effective for fiscal years beginning after December 15, 2005. The Company is in the process of evaluating the provisions of the proposed SOP and its impact on the Company's financial position and results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In January 2003, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaces the previously issued FIN No. 46 and, subject to certain special provisions, is effective no later than the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN No. 46 and FIN 46R in the fourth quarter of 2003. Implementation of FIN No. 46 and FIN 46R resulted in the consolidation of two VIEs and increased total consolidated assets by $67.8 million at December 31, 2003. As required by FIN No. 46 and FIN 46R, the difference between the carrying amount of the assets and the fair value of the VIEs resulted in a cumulative effect of change in accounting principles, net of tax, of $7.5 million as of the date of adoption.

The Company does have a greater than or equal to 20% involvement in 10 VIEs at December 31, 2004. The Company is a creditor in 7 trusts, 2 limited liability companies and one special purpose entity that were used to finance commercial mortgages, franchise receivables, auto receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $62.8 million at December 31, 2004. The notes mature between August 2005 and December 2035. See Note 4 for additional information with respect to leveraged leases which is not included above.

Consolidated VIE's increased total consolidated assets by $64.3 million at December 31, 2004. The liabilities include a $33.5 million note issued in June 2000. The note will mature on June 1, 2012. The interest rate on the note is the three-month LIBOR plus 1.75% for the period from June 23, 2000 to December 1, 2005 and LIBOR for the period from December 1, 2005 to June 1, 2012.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On December 31, 2004, SCA, a registered investment adviser and a wholly-owned subsidiary of the Company, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004 and 2003, SCA's net assets were $8.1 million and $5.1 million, respectively. SCA's net income for the years ended December 31, 2004, 2003 and 2002, was $1.9 million, $0.7 million and $1.1 million, respectively.

On June 30, 2004, the Company sold its interest in one of its consolidated VIEs and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

On December 31, 2003, Clarendon merged with an affiliate, Keyport Financial Services Corp., with Clarendon as the surviving entity. KFSC was a wholly-owned subsidiary of Keyport.

On November 18, 2003, the Company sold its interest in its wholly-owned subsidiary, Vision Financial Corporation, for $1.5 million. A loss of approximately $1.0 million was realized on this transaction.

On April 1, 2003, Sun Life Financial Services Limited ("SLFSL"), a wholly-owned subsidiary of the Company, ceased operations and SLFSL was liquidated during the fourth quarter of 2003. SLFSL served as marketing administrator for the distribution of offshore products offered by SLOC, an affiliate.

On December 18, 2002, the Company sold its interest in its wholly-owned subsidiary, Sun Life of Canada (U.S.) Distributors, Inc. ("SLD") to another affiliate, Sun Life Financial (U.S.) Holdings, Inc., for $10.5 million. No gain or loss was realized on this transaction. Effective January 1, 2003, SLD changed its name to MFS/Sun Life Financial Distributors, Inc. ("MFSLF") and thereafter Massachusetts Financial Services Company ("MFS"), an affiliate of the Company, acquired a 50% ownership interest in MFSLF. Total net loss of SLD for the year ended December 31, 2002 was $4.8 million. Effective January 1, 2005, MFSLF changed its name to Sun Life Financial Distributors, Inc. ("SLFD").

On October 9, 2002, Keyport Benefit Life Insurance Company, which was a wholly-owned subsidiary of Keyport, merged with and into SLNY, with SLNY as the surviving entity. The merger had no effect on the existing rights and benefits of policyholders or contract holders from either company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

In 2003, the Company sold a $100 million note from MFS, an affiliate, to another affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"), for approximately $109.1 million. The note was sold at a gain of $9.1 million.

The Company and its subsidiaries have management services agreements with SLOC which provide that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $24.4 million in 2004, $73.3 million in 2003, and $64.4 million in 2002.

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which MFS serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $22.8 million, $21.3 million and $24.0 million for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in September 2009 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term, which is ending. Rent received by the Company under the leases amounted to approximately $11.8 million, $11.8 million, and $11.7 million in 2004, 2003 and 2002, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003 or 2002.

On December 31, 2004 and September 24, 2002, the Company received a $60.0 million and a $100.0 million capital contribution, respectively, from its parent, SLC - U.S. Ops Holdings.

In 2004, the Company became a participant in a restricted share unit ("RSU") plan with its indirect parent, SLF. Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant. RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value is the fair market value of an equal number of common shares of SLF stock. As of December 31, 2004, the Company incurred expenses of $4.1 million.

In 2004, the Company became a participant in a performance share unit ("PSU") plan with its indirect parent, SLF. Under the PSU plan, participants are granted units that are the equivalent to one SLF common share and have a fair market value of a SLF common share on the date of grant. PSUs earn dividend equivalents in the form of additional PSUs at the same rate as the dividends on SLF's common shares. No PSUs will vest or become payable unless SLF meets certain threshold targets with respect to specified performance targets. The plan provides for an enhanced payout if SLF achieves superior levels of performance to motivate participants to achieve a higher return for shareholders. Payments to participants are based on the number of PSUs earned multiplied by the market value of SLF's common shares at the end of a three-year performance period. As of December 31, 2004, the Company incurred expenses of $0.3 million relating to PSUs.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On July 25, 2002, the Company issued a $380 million promissory note at 5.76% and an $80 million promissory note at 5.71%, both maturing June 30, 2012 to an affiliate, Sun Life (Hungary) LLC. The Company pays interest semi-annually to Sun Life (Hungary) LLC. Total interest paid was $26.5 million for the years ended December 31, 2004 and 2003, respectively, and $11.5 million for the year ended December 31, 2002. The proceeds of the notes were used to purchase fixed rate government and corporate bonds.

Effective January 2002, all United States employees of SLOC became employees of the Company. As a result, the Company has assumed most of the salaries and benefits previously incurred by SLOC in the United States. In accordance with a management service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $136.8 million, $152.2 million and $135.1 million for the years ended December 31, 2004, 2003 and 2002, respectively.

At December 31, 2004 and 2003, the Company had $565 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2004, 2003 and 2002, respectively.

In 2004 and 2003, the Company purchased a total of $140 million in promissory notes from MFS. These promissory notes are included with fixed maturities available-for-sale in the financial statements. The interest rates on these notes range from 2.988% to 3.512% and the terms are from 3-5 years. Interest earned for the periods ended December 31, 2004 and 2003 was $4.0 million and $0.6 million, respectively.

During the years ended December 31, 2004 and 2003, the Company paid $35.0 million and $14.6 million, respectively, in commission fees to an affiliate, SLFD, formerly known as MFSLF.

During the years ended December 31, 2004, 2003 and 2002, the Company paid $45.1 million, $64.5 million and $79.4 million, respectively, in commission fees to Independence Financial Marketing Group, Inc., an affiliate.

Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

The following table lists the details of notes due to affiliates at December 31, 2004 (in 000's):

Type	Principal	Maturity	Rate

Surplus	$ 150,000	12/15/27	6.150%
Surplus	150,000	12/15/15	7.250%
Surplus	7,500	12/15/15	6.125%
Surplus	7,500	12/15/27	6.150%
Promissory	80,000	06/30/12	5.710%
Promissory	380,000	06/30/12	5.760%
Surplus	250,000	11/06/27	8.625%
	$ 1,025,000

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities was as follows:

	December 31, 2004
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,250,374	$ 106,024	$ (33,560)	$ 5,322,838
Foreign Government & Agency Securities	99,771	4,789	(21)	104,539
States & Political Subdivisions	1,212	50	-	1,262
U.S. Treasury & Agency Securities	573,446	12,539	(1,174)	584,811
Subordinated notes from affiliate	140,000	-	-	140,000
Corporate securities:
Basic Industry	298,352	16,577	(1,649)	313,280
Capital Goods	667,459	38,995	(1,429)	705,025
Communications	1,428,598	61,135	(7,811)	1,481,922
Consumer Cyclical	1,341,480	51,605	(2,935)	1,390,150
Consumer Noncyclical	512,153	30,345	(367)	542,131
Energy	527,782	27,370	(711)	554,441
Finance	2,979,627	92,043	(14,145)	3,057,525
Industrial Other	311,829	11,198	(1,522)	321,505
Technology	57,867	2,774	(569)	60,072
Transportation	526,567	25,104	(9,549)	542,122
Utilities	1,490,795	83,231	(2,662)	1,571,364
Total Corporate	10,142,509	440,377	(43,349)	10,539,537

Total available-for-sale fixed maturities	$ 16,207,312	$ 563,779	$ (78,104)	$16,692,987

Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 121,729	$ 4,427	$ (1,051)	$ 125,105
Foreign Government & Agency Securities	6,313	711	(11)	7,013
Corporate securities:
Basic Industry	31,844	2,363	-	34,207
Capital Goods	48,839	2,939	-	51,778
Communications	177,288	10,753	(300)	187,741
Consumer Cyclical	198,733	10,684	(159)	209,258
Consumer Noncyclical	23,344	1,209	(13)	24,540
Energy	35,714	4,987	-	40,701
Finance	453,387	25,198	(973)	477,612
Industrial Other	46,089	3,034	(189)	48,934
Technology	3,802	302	-	4,104
Transportation	63,291	5,453	(3,107)	65,637
Utilities	198,245	16,154	(1)	214,398
Total Corporate	1,280,576	83,076	(4,742)	1,358,910

Total trading fixed maturities	$ 1,408,618	$ 88,214	$ (5,804)	$ 1,491,028

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 89,132	$ -	$ 689,132

Total held-to-maturity fixed maturities	$ 600,000	$ 89,132	$ -	$ 689,132

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

December 31, 2003

Gross

Gross

Estimated

Amortized

Unrealized

Unrealized

Fair

Cost

Gains

Losses

Value

Available-for-sale fixed maturities:

 Asset Backed and Mortgage Backed Securities

$ 5,251,364

$ 116,712

$ (71,242)

$ 5,296,834

 Foreign Government & Agency Securities

82,774

13,696

(47)

96,423

 States & Political Subdivisions

1,693

87

-

1,780

 U.S. Treasury & Agency Securities

685,075

13,343

(8,316)

690,102

 Subordinated notes from affiliate

80,000

-

(934)

79,066

Corporate securities:

 Basic Industry

497,699

25,760

(5,877)

517,582

 Capital Goods

600,303

45,999

(1,477)

644,825

 Communications

1,214,136

54,673

(7,378)

1,261,431

 Consumer Cyclical

1,156,471

66,259

(3,973)

1,218,757

 Consumer Noncyclical

551,144

39,761

(719)

590,186

 Energy

568,786

33,235

(2,573)

599,448

 Finance

2,896,392

120,219

(15,662)

3,000,949

 Industrial Other

414,828

15,723

(2,768)

427,783

 Technology

79,775

3,235

-

83,010

 Transportation

579,351

29,589

(15,540)

593,400

 Utilities

1,678,450

90,491

(12,103)

1,756,838

Total Corporate

10,237,335

524,944

(68,070)

10,694,209

Total available-for-sale fixed maturities

$ 16,338,241

$ 668,782

$ (148,609)

$ 16,858,414

Trading fixed maturities:

 Asset Backed and Mortgage Backed Securities

$ 96,189

$ 5,773

$ (227)

$ 101,735

 Foreign Government & Agency Securities

5,227

893

(14)

6,106

Corporate securities:

 Basic Industry

67,321

7,696

(7)

75,010

 Capital Goods

83,797

8,634

-

92,431

 Communications

170,219

15,478

(222)

185,475

 Consumer Cyclical

167,633

14,226

(609)

181,250

 Consumer Noncyclical

40,623

1,065

(419)

41,269

 Energy

80,957

6,478

(276)

87,159

 Finance

323,412

27,219

(455)

350,176

 Industrial Other

57,925

5,918

(62)

63,781

 Technology

3,804

310

-

4,114

 Transportation

76,614

6,112

(7,505)

75,221

 Utilities

260,933

14,873

(11,914)

263,892

Total Corporate

1,333,238

108,009

(21,469)

1,419,778

Total trading fixed maturities

$ 1,434,654

$ 114,675

$ (21,710)

$ 1,527,619

Held-to-maturity fixed maturities:

Sun Life of Canada (U.S.) Holdings, Inc.,

8.526% subordinated debt, due 2027

$ 600,000

$ 99,069

$ -

$ 699,069

Total held-to-maturity fixed maturities

$ 600,000

$ 99,069

$ -

$ 699,069

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

December 31, 2004

 Amortized
Cost

 Estimated
Fair Value

Maturities of available-for-sale fixed securities:

Due in one year or less

$ 654,144

$ 659,961

Due after one year through five years

3,032,715

3,108,642

Due after five years through ten years

4,304,931

4,486,115

Due after ten years

2,965,148

3,115,431

Subtotal - Maturities available-for-sale

10,956,938

11,370,149

Asset-backed securities

5,250,374

5,322,838

Total Available-for-sale

$ 16,207,312

$ 16,692,987

Maturities of trading fixed securities:

Due in one year or less

$ 103,747

$ 105,563

Due after one year through five years

432,522

458,748

Due after five years through ten years

497,186

528,518

Due after ten years

253,434

273,094

Subtotal - Maturities of trading

1,286,889

1,365,923

Asset-backed securities

121,729

125,105

Total Trading

$ 1,408,618

$ 1,491,028

Maturities of held-to-maturity fixed securities:

Due after ten years

$ 600,000

$ 689,132

Gross gains of $152.5 million, $196.4 million and $163.4 million and gross losses of $45.4 million, $44.9 million and $134.9 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2004, 2003 and 2002, respectively.

Fixed maturities with an amortized cost of approximately $10.9 million and $18.6 million at December 31, 2004 and 2003, respectively, were on deposit with federal and state governmental authorities as required by law.

The Company had unfunded commitments with respect to funding of limited partnerships of approximately $91.1 million and $126.2 million at December 31, 2004 and 2003, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

As of December 31, 2004 and 2003, 95.7% and 93.7%, respectively, of the Company's fixed maturities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies.  During 2004, 2003 and 2002, the Company incurred realized losses totaling $32.5 million, $62.8 million and $95.7 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

During 2004, 2003 and 2002, $17.3 million, $4.7 million and $1.6 million, respectively, of the losses recorded in prior years were recovered through dispositions and are included in realized gains.  The Company has discontinued accruing income on several of its holdings for issuers that are in default.  The termination of accrual accounting on these holdings reduced income by $7.0 million, $10.1 million and $2.5 million during 2004, 2003 and 2002, respectively.

The following table provides the fair value and gross unrealized losses of the Company's investments, which were deemed to be temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2004:

Less Than Twelve Months

Twelve Months Or More

Total

Corporate Securities

Fair
Value

 Gross
Unrealized
Losses

Fair Value

 Gross
Unrealized
Losses

Fair
Value

 Gross
Unrealized
Losses

Basic Industry

$ 30,787

$ (461)

$ 23,104

$ (1,188)

$ 53,891

$ (1,649)

Capital Goods

119,885

(938)

14,733

(491)

134,618

(1,429)

Communications

196,250

(4,153)

83,702

(3,658)

279,952

(7,811)

Consumer Cyclical

221,428

(2,478)

10,620

(457)

232,048

(2,935)

Consumer Noncyclical

60,192

(367)

-

-

60,192

(367)

Energy

26,575

(372)

7,100

(339)

33,675

(711)

Finance

693,913

(8,606)

146,825

(5,539)

840,738

(14,145)

Industrial Other

95,881

(938)

20,346

(584)

116,227

(1,522)

Technology

25,431

(569)

-

-

25,431

(569)

Transportation

39,596

(367)

95,630

(9,182)

135,226

(9,549)

Utilities

209,995

(1,965)

33,919

(697)

243,914

(2,662)

Total Corporate

1,719,933

(21,214)

435,979

(22,135)

2,155,912

(43,349)

Non-Corporate

Asset Backed and Mortgage Backed Securities

1,358,934

(11,026)

283,699

(22,534)

1,642,633

(33,560)

Foreign Government & Agency Securities

2,459

(21)

-

-

2,459

(21)

U.S. Treasury & Agency Securities

233,308

(1,174)

-

-

233,308

(1,174)

Total Non-Corporate

1,594,701

(12,221)

283,699

(22,534)

1,878,400

(34,755)

Grand Total

$ 3,314,634

$ (33,435)

$ 719,678

$ (44,669)

$ 4,034,312

$ (78,104)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

The following table provides the fair value and gross unrealized losses of the Company's investments, which were deemed to be temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2003:

Less Than Twelve Months

Twelve Months Or More

Total

Corporate Securities

Fair
Value

 Gross
Unrealized
Losses

Fair Value

 Gross
Unrealized
Losses

Fair
Value

 Gross
Unrealized
Losses

Basic Industry

$ 82,585

$ (5,877)

$ -

$ -

$ 82,585

$ (5,877)

Capital Goods

43,154

(1,283)

8,887

(194)

52,041

(1,477)

Communications

242,224

(6,548)

16,271

(830)

258,495

(7,378)

Consumer Cyclical

131,401

(2,725)

13,538

(1,248)

144,939

(3,973)

Consumer Noncyclical

59,880

(634)

4,775

(85)

64,655

(719)

Energy

66,595

(2,256)

7,746

(317)

74,341

(2,573)

Finance

386,695

(11,054)

209,576

(4,608)

596,271

(15,662)

Industrial Other

103,548

(1,880)

49,210

(888)

152,758

(2,768)

Transportation

83,546

(4,451)

84,352

(11,089)

167,898

(15,540)

Utilities

360,785

(10,218)

33,224

(1,885)

394,009

(12,103)

Total Corporate

1,560,413

(46,926)

427,579

(21,144)

1,987,992

(68,070)

Non-Corporate

Asset Backed and Mortgage Backed Securities

1,121,105

(25,516)

287,666

(45,726)

1,408,771

(71,242)

Foreign Government & Agency Securities

3,850

(47)

-

-

3,850

(47)

U.S. Treasury & Agency Securities

222,365

(8,105)

9,735

(211)

232,100

(8,316)

Subordinated note from affiliate

79,066

(934)

-

-

79,066

(934)

Total Non-Corporate

1,426,386

(34,602)

297,401

(45,937)

1,723,787

(80,539)

Grand Total

$2,986,799

$ (81,528)

$ 724,980

$ (67,081)

$3,711,779

$ (148,609)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss for more than six months are reviewed.  An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions.  Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions.  The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2004 (not in thousands):

Number of Securities Less Than Twelve Months

Number of Securities Twelve Months Or More

Total Number of Securities

Corporate Securities

Basic Industry

6

2

8

Capital Goods

6

6

12

Communications

18

11

29

Consumer Cyclical

20

1

21

Consumer Noncyclical

8

0

8

Energy

4

2

6

Finance

62

14

76

Industrial Other

5

3

8

Technology

1

0

1

Transportation

36

31

67

Utilities

15

7

22

Total Corporate

181

77

258

Non-Corporate

Asset Backed and Mortgage Backed Securities

278

91

369

Foreign Government & Agency Securities

2

0

2

U.S. Treasury & Agency Securities

27

0

27

Total Non-Corporate

307

91

398

Grand Total

488

168

656

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2003 (not in thousands):

Number of Securities Less Than Twelve Months

Number of Securities Twelve Months Or More

Total Number of Securities

Corporate Securities

Basic Industry

22

-

22

Capital Goods

10

4

14

Communications

58

3

61

Consumer Cyclical

21

4

25

Consumer Noncyclical

23

1

24

Energy

20

1

21

Finance

84

31

115

Industrial Other

13

3

16

Transportation

28

36

64

Utilities

72

11

83

Total Corporate

351

94

445

Non-Corporate

Asset Backed and Mortgage Backed Securities

279

100

379

Foreign Government & Agency Securities

7

-

7

U.S. Treasury & Agency Securities

19

3

22

Subordinated note from affiliate

1

-

1

Total Non-Corporate

306

103

409

Grand Total

657

197

854

Mortgage Loans and Real Estate

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

December 31,

2004

2003

Total mortgage loans

$ 1,465,896

$ 972,102

Real estate:

Held-for-sale

628

628

Held for production of income

167,511

83,793

Total real estate

$ 168,139

$ 84,421

Accumulated depreciation on real estate was $19.1 million and $16.3 million at December 31, 2004 and 2003, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made.  The Company has restructured mortgage loans, impaired mortgage loans and impaired but performing mortgage loans totaling $16.5 million and $19.5 million at December 31, 2004 and 2003, respectively, against which there are allowances for losses of $7.6 million and $6.4 million, respectively.

The investment valuation allowances were as follows:

Balance at

Balance at

January 1,

Additions

Subtractions

December 31,

2004

Mortgage loans

$ 6,365

$ 1,530

$ (249)

$ 7,646

2003

Mortgage loans

$ 7,098

$ 200

$ (933)

$ 6,365

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

2004

2003

Property Type:

Office building

$ 620,273

$ 428,312

Residential

89,831

27,427

Retail

619,021

356,080

Industrial/warehouse

237,020

181,195

Other

75,536

69,874

Valuation allowances

(7,646)

(6,365)

Total

$ 1,634,035

$ 1,056,523

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4.   INVESTMENTS (CONTINUED)

2004

2003

Geographic region:

Arizona

$ 45,753

$ 32,083

California

137,387

77,832

Colorado

33,096

15,015

Connecticut

32,973

34,177

Delaware

15,847

13,025

Florida

116,327

86,922

Georgia

78,360

39,681

Illinois

10,473

2,100

Indiana

16,203

17,962

Kentucky

15,015

7,224

Louisiana

21,531

23,578

Maryland

57,323

42,934

Massachusetts

137,535

135,722

Michigan

8,719

21,614

Minnesota

46,341

6,539

Missouri

32,323

11,250

Nebraska

5,368

5,554

Nevada

8,055

6,980

New Jersey

31,943

21,482

New Mexico

7,633

4,600

New York

232,312

121,069

North Carolina

39,831

30,362

Ohio

93,896

46,478

Oregon

6,391

5,225

Pennsylvania

102,767

85,474

Tennessee

26,714

19,388

Texas

136,237

34,342

Utah

28,528

20,921

Virginia

18,378

17,466

Washington

68,389

59,441

All other

30,033

16,448

Valuation allowances

(7,646)

(6,365)

Total

$ 1,634,035

$ 1,056,523

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

At December 31, 2004, scheduled mortgage loan maturities were as follows:

2005

$ 12,178

2006

15,550

2007

66,391

2008

48,625

2009

47,870

Thereafter

1,275,282

Total

$ 1,465,896

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $54.0 million and $126.8 million at December 31, 2004 and 2003, respectively.

During 2004, 2003 and 2002, the Company sold commercial mortgage loans in securitization transactions.  The mortgages were primarily sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates.  In these transactions, the Company retained investment tranches, which are considered available-for-sale securities, in addition to servicing rights. The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due.  The value of the Company's retained interests are subject to credit and interest rate risk on the transferred financial assets.  The Company recognized pretax gains of $3.0 million, $24.6 million and $4.5 million for its 2004, 2003 and 2002 securitization transactions, respectively.

Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2004 were as follows:

Exeter I/O's

Fairfield I/O's

Prepayment speed

-

-

Weighted average life in years

5.72-5.92

2.89-8.74

Expected credit losses

-

-

Residual cash flows discount rate

4.80%-4.84%

4.43%-5.28%

Treasury rate interpolated for average life

3.35%-3.39%

3.18%-4.03%

Spread over treasuries

1.45%

1.25%

Duration in years

6.64-10.14

1.45-4.92

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2004 were as follows:

Commercial Mortgages

Exeter I/O's

Fairfield I/O's

Amortized cost of retained

Interests

$ 897

$ 1,360

Fair value of retained interests

1,031

1,535

Weighted average life in years

6.06-9.56

1.45-4.92

Expected Credit Losses

Fair value of retained interest as a result of a .20% of adverse change

1,030

1,534

Fair value of retained interest as a result of a .30% of adverse change

1,030

1,533

Residual Cash flows Discount Rate

Fair value of retained interest as a result of a 10% of adverse change

1,015

1,522

Fair value of retained interest as a result of a 20% of adverse change

1,012

1,518

The outstanding principal amount of the securitized commercial mortgage loans was $18.7 million at December 31, 2004, none of which were 60 days or more past due.  There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization through December 31, 2004.

Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2003 were as follows:

Class C

Class D

Class E

Prepayment speed

-

-

-

Weighted average life in years

14.123

14.63

14.84

Expected credit losses

-

-

-

Residual cash flows discount rate

5.65%

5.77%

5.92%

Treasury rate interpolated for average life

4.37%

4.39%

4.40%

Spread over treasuries

1.28%

1.38%

1.52%

Duration in years

20.46

20.55

20.66

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2004 were as follows:

Commercial Mortgages

Class C

Class D

Class E

Amortized cost of retained

Interests

$ 10,664

$ 2,404

$ 2,443

Fair value of retained interests

12,122

2,735

2,780

Weighted average life in years

19.68

19.76

19.87

Expected Credit Losses

Fair value of retained interest as a result of a .20% of adverse change

12,116

2,733

2,778

Fair value of retained interest as a result of a .30% of adverse change

12,112

2,732

2,777

Residual Cash flows Discount Rate

Fair value of retained interest as a result of a 10% of adverse change

11,662

2,629

2,672

Fair value of retained interest as a result of a 20% of adverse change

11,225

2,528

2,570

The outstanding principal amount of the securitized commercial mortgage loans was $417.8 million at December 31, 2004, none of which were 60 days or more past due.  There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2004.

Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2002 were as follows:

Class AA

Class A

Class BBB

Prepayment speed

0

0

0

Weighted average life in years

6.532

6.843

8.417

Expected credit losses

-

-

-

Residual cash flows discount rate

6.06%

6.51%

7.56%

Treasury rate interpolated for average life

4.57%

4.60%

4.68%

Spread over treasuries

1.49%

1.91%

2.88%

Duration in years

5.22

5.263

6.013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2004 were as follows:

Commercial Mortgages

Class AA

Class A

Class BBB

Amortized cost of retained

Interests

$ 2,370

$ 1,133

$ 1,614

Fair value of retained interests

2,605

1,245

1,777

Weighted average life in years

3.85

4.02

4.88

Expected Credit Losses

 Fair value of retained interest as a result of a .20% of adverse change

2,604

1,245

1,756

 Fair value of retained interest as a result of a .30% of adverse change

2,604

1,245

1,666

Residual Cash flows Discount Rate

 Fair value of retained interest as a result of a 10% of adverse change

2,554

1,221

1,739

 Fair value of retained interest as a result of a 20% of adverse change

2,504

1,196

1,703

The outstanding principal amount of the securitized commercial mortgage loans was $234.6 million at December 31, 2004, none of which were 60 days or more past due.  There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2004.

Securities Lending

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral, primarily consisting of cash and government securities, on a daily basis, in amounts in excess of 100% of the fair value of the applicable securities loaned.  We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturities in the Consolidated Balance Sheet.

Cash collateral received on securities lending transactions is reflected in other investing assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral.  Non-cash collateral, such as a security received by the Company, is not reflected in our assets in the Consolidated Balance Sheet as we have not repledged or sold the collateral.  The fair value of collateral held and included in other invested assets is $735.7 million at December 31, 2004.

Leveraged Leases

The Company is a lessor in a leverage lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

The Company's net investment in the leveraged lease is composed of the following elements:

Year ended December 31,

2004

2003

Lease contract receivable

$ 31,803

$ 44,149 44,149

Less: non-recourse debt

(1,415)

(10,874)

Net Receivable

30,388

33,275

Estimated value of leased assets

21,420

21,420

Less: unearned and deferred income

(11,928)

(14,790)

Investment in leveraged leases

39,880

39,905

Less: fees

(138)

(162)

Net investment in leveraged leases

$ 39,742

$ 39,743

Derivatives

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party.  A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged.   The fair value of swap agreements are included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes put options and futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company's variable annuities.  The Company also purchases call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts.  Options are carried at fair value and are included with derivative instruments - receivable in the Company's balance sheet.

Standard & Poors  indexed futures contracts are entered into for purposes of hedging equity-indexed products.  The interest credited on these 1, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index.  On trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company utilizes currency forwards to hedge against changes in the exchange rate of U.S. dollars.   The Company enters into single or multiple settlement forward contracts based on a spot rate determined at the trade date.  Currency forwards are carried at fair value and are included with derivative instruments (positive position) or other liabilities (negative position) in the accompanying balance sheet.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

The Company issues annuity contracts and GICS that contain a derivative instrument that is "embedded" in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or GIC) and is carried at fair value.

From the second quarter in 2000 until the second quarter in 2002, the Company marketed GICS to unrelated third parties.  Each deal is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of these swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative losses are losses on the translation of foreign currency denominated GIC liabilities of $83.3 million, $158.6 million and $115.5 million for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) consisted of the following for the years ended December 31:

2004

2003

 2002
estated

Net expense on swap agreements

$ (62,514)

$ (87,721)

$ (74,699)

 Change in fair value of swap agreements
(interest rate, currency, and equity)

(43,977)

197,506

(159,093)

 Change in fair value of options, futures and
embedded derivatives

8,072

(312,985)

74,507

Total derivative losses

$ (98,419)

$ (203,200)

$ (159,285)

The Company is required to pledge and receive collateral for open derivative contracts.  The amount of collateral required is determined by agreed upon thresholds with the counter-parties.  The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement.  At December 31, 2004 and 2003, $33.6 million and $59.5 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

2004

Notional

Fair Value

Principal

Asset (Liability)

Amounts

Interest rate swaps

$ 5,948,576

$ (212,661)

Currency swaps

805,849

290,776

Equity swaps

250,207

28,254

Currency forwards

1,547

(81)

S&P 500 index call options

2,986,757

188,481

S&P 500 index put options

1,217,980

42,858

Total

$ 11,210,916

$ 337,627

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

2003

Notional Principal Amounts

 Fair Value
Asset (Liability)

Interest rate swaps

$ 5,892,626

$ (229,925)

Currency swaps

805,211

238,212

Equity swaps

1,544,152

20,265

S&P 500 index call options

1,668,813

57,573

S&P 500 index put options

1,313,855

65,640

Total

$ 11,224,657

$ 151,765

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following for the years ended December 31:

2004

2003

 2002
Restated

Fixed maturities

$ 108,603

$ 159,474

$ 38,814

Equity securities

3,375

(1,465)

2,378

Mortgage and other loans

858

25,528

4,648

Real estate

-

3,862

514

Short term investments

-

-

2

Other invested assets

(1,601)

4,800

8,815

Other than temporary declines

(32,494)

(62,834)

(95,714)

Sales of impaired assets

17,333

4,720

1,577

Total

$ 96,074

$ 134,085

$ (38,966)

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

2004

2003

 2002
Restated

Fixed maturities

$ 1,030,973

$ 1,114,949

$ 1,080,965

Equity securities

-

-

484

Mortgage and other loans

83,986

76,259

75,024

Real estate

11,615

6,952

7,855

Policy loans

42,821

43,335

39,269

Other

(19,715)

(20,364)

(4,848)

Gross investment income

1,149,680

1,221,131

1,198,749

Less: Investment expenses

15,423

12,381

13,539

Net investment income

$ 1,134,257

$ 1,208,750

$ 1,185,210

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

2004

2003

Carrying

Estimated

Carrying

Estimated

Amount

Fair Value

Amount

Fair Value

Financial assets:

Cash and cash equivalents

$ 552,949

$ 552,949

$ 558,185

$ 558,185

Fixed maturities

18,784,015

18,873,147

18,986,033

19,085,102

Equity Securities

1,006

1,006

1,452

1,452

Short-term investments

23,957

23,957

24,662

24,662

Mortgages

1,465,896

1,546,834

972,102

1,059,145

Derivatives instruments - receivables

566,401

566,401

403,437

403,437

Policy loans

696,305

696,305

692,887

692,887

Separate accounts

19,120,381

19,120,381

17,509,294

17,509,294

Financial liabilities:

Policy Liabilities

18,846,238

17,677,082

18,329,570

17,565,100

Derivative instruments - payables

228,774

228,774

248,272

248,272

Long-term debt

33,500

33,500

40,500

32,953

Long-term debt to affiliates

1,025,000

1,100,501

1,025,000

1,123,194

Partnership Capital Securities

607,826

689,132

607,826

699,069

Separate accounts

19,120,381

19,120,381

17,509,294

17,509,294

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The fair values of short-term bonds are estimated to be amortized cost.  The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes.  For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics.  The fair value of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives:  Fair value of swaps are based on current settlement values.  The current settlement values are based on dealer quotes and market prices.  Fair values for options and futures are based on dealer quotes and market prices.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  A brief discussion of the Company's reinsurance agreements by segment (see Note 14) follows.

Wealth Management Segment

The Wealth Management Segment currently does not offer traditional life insurance products; however, it manages a closed block of single premium whole life insurance policies ("SPWL"), a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of approximately $1.7 billion as of December 31, 2004 and 2003, respectively.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.  By reinsuring the SPWL product, the Company reduced net investment income by $91.2 million and interest credited by $79.6 million for the twelve-month period ended December 31, 2004.  In addition, the Company also increased net investment income by $13.6 million relating to an experience rating refund under the reinsurance agreement.  The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.  Fee income was reduced by $28.7 million and $23.4 million for the years ended 2004 and 2003, respectively, to account for these agreements.

Effective October 1, 2004, the Company no longer acts as the reinsurer of risk under the lapse protection benefit for certain universal life contracts issued by SLOC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

8. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly renewable term basis.  The agreement provided that SLOC would reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY.  The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of SLNY's group long-term disability contracts.  The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company's group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $700,000 per claim for group life contracts ceded by the Company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.   The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

For the Years Ended December 31,

2004

2003

2002 - Restated

Insurance premiums:

Direct

$ 62,939

$ 67,959

$ 52,691

Assumed

-

-

509

Ceded

4,119

7,441

9,626

Net premiums

$ 58,820

$ 60,518

$ 43,574

 Insurance and other individual policy benefits and
Claims:

Direct

$ 170,381

$ 230,384

$ 225,287

Assumed

-

-

-

Ceded

29,004

29,136

4,125

Net policy benefits and claims

$ 141,377

$ 201,248

$ 221,162

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely.  However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

9.  RETIREMENT PLANS

Through December 31, 2001, the Company was a participant in two non-contributory defined benefit pension plans for employees sponsored by SLOC.  Consistent with the transfer of all employees to the Company on January 1, 2002, the plans sponsorship for the employee retirement plan and the agent pension plan was transferred to the Company.  Expenses are allocated to participating companies based on a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

The following table sets forth the change in the pension plans' (retirement plan and agent pension plan) projected benefit obligations and assets, as well as the plans' funded status at December 31:

2004

2003

Change in projected benefit obligation:

Projected benefit obligation at beginning of year

$ 191,689

$ 159,650

Service cost

9,873

8,954

Interest cost

12,118

10,494

Actuarial loss (gain)

7,039

16,876

Benefits paid

(5,280)

(5,333)

Plan amendments

-

-

Acquisitions

-

1,048

Projected benefit obligation at end of year

$ 215,439

$ 191,689

Change in fair value of plan assets:

Fair value of plan assets at beginning of year

$ 205,737

$ 179,470

Other

(1,050)

(888)

Actual return on plan assets

34,144

32,059

Benefits paid

(5,280)

(5,333)

Acquisitions

-

429

Fair value of plan assets at end of year

$ 233,551

$ 205,737

Information on the funded status of the plan:

Funded status

$ 18,112

$ 14,048

Unrecognized net actuarial loss

19,339

34,480

Unrecognized transition obligation

(13,443)

(16,494)

Unrecognized prior service cost

7,421

8,276

4th quarter contribution

(1,250)

(1,050)

Prepaid benefit cost

$ 30,179

$ 39,260

The accumulated benefit obligation at the end of 2004 and 2003 was $188.9 million and $169.0 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

9.  RETIREMENT PLANS (CONTINUED)

The funded status of the employee retirement plan was as follows:

2004

2003

Plan assets

$ 195,332

$ 171,978

Projected benefit obligations

(206,748)

(183,227)

Funded status

$ (11,416)

$ (11,249)

Accumulated benefit obligation

$ 180,201

$ 160,227

The following table sets forth the components of the net periodic pension cost for the year ended December 31:

2004

2003

2002

Components of net periodic benefit cost:

Service cost

$ 9,873

$ 8,954

$ 8,437

Interest cost

12,118

10,494

10,674

Expected return on plan assets

(17,704)

(14,358)

(18,395)

Amortization of transition obligation asset

(3,051)

(3,051)

(3,051)

Amortization of prior service cost

855

855

216

Recognized net actuarial loss

3,140

4,215

120

Net periodic benefit cost (benefit)

$ 5,231

$ 7,109

$ (1,999)

The Company's share of net periodic benefit cost

$ 4,272

$ 5,522

$ 3,834

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

Pension Benefits

2004

2003

Discount rate

6.2%

6.1%

Rate of compensation increase

4.0%

4.0%

The assumed weighted average discount rate was 6.75% for the year ended December 31, 2002. The expected return on plan assets was 8.75% and the assumed rate of compensation increase was 4.5% for 2002.

Weighted average assumptions used to determine net benefit cost were as follows:

Pension Benefits

2004

2003

2002

Discount rate

6.1%

6.75%

7.00%

Expected long term return on plan assets

8.75%

8.75%

8.75%

Rate of compensation increase

4.0%

4.0%

4.5%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

9. RETIREMENT PLANS (CONTINUED)

The Company relies on historical market returns from Ibbotson Associates (1926-2002) to determine its overall long term rate of return on asset assumption.  Applying Ibbotson's annualized market returns of 12% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

Plan Assets

The asset allocation for the Company's pension plan assets for 2004 and 2003 measurement, and the target allocation for 2005, by asset category, are as follows:

Target Allocation

Percentage of Plan Assets

Asset Category

2005

2004

2003

Equity Securities

50%

61%

55%

Debt Securities

35%

27%

26%

Commercial Mortgages

15%

10%

15%

Other

0%

2%

4%

Total

100%

100%

100%

The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)

exceeds the assumed actuarial rate;

2)

exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and

3)

generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Equity securities include SLF common stock in the amount of $4.2 million and $3.0 million at December 31, 2004 and 2003, respectively.

Cash Flow

Due to the over funded status of the defined benefit plan, the Company will not be making contributions to the plan in 2005.

401(k) Savings Plan

The Company sponsors and participates in a 401(k) savings plan for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the plan, the Company matches, up to specified amounts, the employees' contributions to the plan.

The amount of the 2004 employer contributions under plan sponsorship for the Company and its affiliates was $4.5 million.  Amounts are allocated to affiliates based on employees' contributions.  The Company's portion of the expense was $2.8 million, $0.9 million and $1.0 million for the years ended December 31, 2004, 2003 and 2002, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

9. RETIREMENT PLANS (CONTINUED)

Other Post-Retirement Benefit Plans

Through December 31, 2001, the Company was a participant in a post-retirement benefit pension plan for employees sponsored by SLOC providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents.  Consistent with the transfer of all employees to the Company on January 1, 2002, the plan's sponsorship was transferred to the Company.  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

The following table sets forth the change in other post-retirement benefit plans' obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:

2004

2003

Benefit obligation at beginning of year

$ 51,278

$ 35,981

Service cost

1,233

872

Interest cost

2,957

2,369

Actuarial (gain) loss

(4,583)

14,330

Benefits paid

(2,432)

(2,368)

Plan Amendments

-

-

Acquisitions

-

94

Benefit obligation at end of year

$ 48,453

$ 51,278

Change in fair value of plan assets:

Fair value of plan assets at beginning of year

$ -

$ -

Employer contributions

2,432

2,368

Benefits paid

(2,432)

(2,368)

Fair value of plan assets at end of year

$ -

$ -

Information on the funded status of the plan:

Funded Status

$ (48,453)

$ (51,278)

Unrecognized net actuarial loss

19,556

25,523

4th quarter contribution

628

639

Unrecognized prior service cost

(2,657)

(2,898)

Accrued benefit cost

$ (30,926)

$ (28,014)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic post-retirement benefit costs for the year ended December 31:

2004

2003

Components of net periodic benefit cost

Service cost

$ 1,233

$ 872

Interest cost

2,957

2,369

Amortization of prior service cost

(241)

(241)

Recognized net actuarial loss

1,384

832

Net periodic benefit cost

$ 5,333

$ 3,832

The Company's share of net periodic benefit cost

$ 4,180

$ 2,917

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

Other Benefits

2004

2003

Discount Rate

6.2%

6.1%

Rate of Compensation increase

4.0%

4.0%

Weighted average assumptions used to determine net cost for year-end December 31, 2004 and December 31, 2003 were as follows:

Other Benefits

2004

2003

Discount rate

6.1%

6.75%

Rate of compensation increase

4.0%

4.0%

In order to measure the post-retirement benefit obligation for 2004, the Company assumed an 11% annual rate of increase in the per capita cost of covered health care benefits.  In addition, medical cost inflation is assumed to be 10% in 2005 and assumed to decrease gradually to 5.00% for 2010 and remain at that level thereafter.  Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

1- Percentage-Point

1- Percentage-Point

Increase

Decrease

Effect on Post retirement benefit obligation

$6,032

($4,997)

Effect on total of service and interest cost

776

(648)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

10. FEDERAL INCOME TAXES

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2004.  SLUS filed a consolidated federal income tax return with SLC - U.S. Ops Holdings for the year ended December 31, 2003.  Keyport filed a return with its subsidiary, Independence Life, for the year ended December 31, 2003.  A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

Restated

2004

2003

2002

Federal income tax expense (benefit):

Current

$ (5,331)

$ (29,240)

$ (80,155)

Deferred

76,683

56,606

20,706

Total

$ 71,352

$ 27,366

$ (59,449)

Federal income taxes attributable to the consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differed from the federal income tax rate as follows:

Restated

2004

2003

2002

Expected federal income tax expense (benefit)

$ 107,446

$ 44,251

$ (34,994)

Low income housing credit

(6,021)

(6,026)

(6,138)

Non-taxable investment income

-

-

(1,622)

Separate account dividend received deduction

(10,500)

(5,600)

(4,200)

Prior year settlements and other items

(19,573)

(5,259)

(12,495)

Federal income tax expense (benefit)

$ 71,352

$ 27,366

$ (59,449)

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

2004

2003

Deferred tax assets:

Actuarial liabilities

$ 391,780

$ 283,479

Net operating loss

4,444

51,355

Other

(8,340)

(1,912)

Total deferred tax assets

387,884

332,922

Deferred tax liabilities:

Deferred policy acquisition costs

(185,715)

(107,075)

Investments, net

(266,779)

(244,744)

Total deferred tax liabilities

(452,494)

(351,819)

Net deferred tax liability

$ (64,610)

$ (18,897)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company had no net income tax payments for 2004 and the Company received income tax refunds of $17.1 million in 2003.  SLUS received refunds of $14.9 million in 2002 and Keyport made income tax payments of $9.9 million in 2002.  At December 31, 2004, the Company had $12.7 million of net operating loss carry forwards available.  These amounts were incurred in 2001, 2002 and 2003 and will expire, if unused, beginning in 2016 and ending in 2018.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits.  SLUS is currently under audit by the IRS for the years 2001 and 2002.  In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements.  However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life, group disability and stop loss products is summarized below:

2004

2003

Balance at January 1

$ 31,337

$ 24,294

Less reinsurance recoverable

(9,146)

(6,621)

Net balance at January 1

22,191

17,673

Incurred related to:

Current year

20,889

14,711

Prior years

910

(69)

Total incurred

21,799

14,642

Paid losses related to:

Current year

(12,009)

(5,867)

Prior years

(5,791)

(4,258)

Total paid

(17,800)

(10,125)

Balance at December 31

32,571

31,337

Less reinsurance recoverable

(6,381)

(9,146)

Net balance at December 31

$ 26,190

$ 22,191

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

12. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

2004

2003

Balance at January 1

$ 889,601

$ 795,648

Acquisition costs deferred

346,764

263,762

Amortized to expense during the year

(48,562)

(90,608)

Adjustment for unrealized investment gains (losses) during the year

(40,622)

(79,201)

Balance at December 31

$ 1,147,181

$ 889,601

13. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

2004

2003

Balance at January 1

$ 22,391

$ 57,692

Amortized to expense during the year

(4,819)

(7,790)

Adjustment for unrealized investment gains (losses) during the year

6,558

(27,511)

Balance at December 31

$ 24,130

$ 22,391

14. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, GICS, retirement plan services, and life insurance on an individual and group basis, as well as disability and stop-loss insurance on a group basis.  As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.

Net investment income is allocated based on segmented assets by line of business.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

The Wealth Management Segment markets and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.

The Individual Protection Segment markets and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

14. SEGMENT INFORMATION (CONTINUED)

The Group Protection Segment markets and administers group life, long-term disability, short-term disability and stop loss insurance to small and mid-size employers in the State of New York.

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments:

Year ended December 31, 2004

Wealth

Individual

Group

Management

Protection

Protection

Corporate

Totals

Total Revenues

$ 1,284,873

$ 65,366

$ 34,908

$ 162,596

$ 1,547,743

Total Expenditures

1,054,852

60,785

31,605

93,470

1,240,712

Pretax Income

230,021

4,581

3,303

69,126

307,031

Net Income

166,309

3,118

2,147

49,702

221,276

Total Assets

$ 40,961,145

$ 4,111,638

$ 53,131

$ 1,561,629

$ 46,687,543

Year ended December 31, 2003

Total Revenues

$ 1,409,642

$ 49,357

$ 26,609

$ 34,141

$ 1,519,749

Total Expenditures

1,247,670

53,848

25,712

61,792

1,389,022

Pretax Income (Loss)

161,972

(4,491)

897

(27,651)

130,727

Net Income (Loss)

106,655

(2,331)

608

(9,941)

94,991

Total Assets

$ 39,814,262

$ 2,973,014

$ 46,535

$ 840,565

$ 43,674,376

Year ended December 31, 2002 (Restated)

Total Revenues

$ 1,273,384

$ 62,030

$ 20,181

$ 65,629

$ 1,421,224

Total Expenditures

1,406,024

61,445

15,630

38,106

1,521,205

Pretax Income (Loss)

(132,640)

585

4,551

27,523

(99,981)

Net Income (Loss)

(84,004)

464

3,195

38,548

(41,797)

Total Assets

$ 36,551,209

$ 2,705,917

$ 34,946

$ 553,904

$ 39,845,976

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

15.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company's statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory surplus and net income (loss) were as follows:

Unaudited for the Years ended December 31,

2004

2003

 2002
Restated

Statutory surplus and capital

$        1,822,812

$        1,685,356

$        1,335,391

Statutory net income (loss)

249,010

224,284

(286,911)

16. DIVIDEND RESTRICTIONS

The Company's and its insurance company subsidiaries' ability to pay dividends are subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  In 2004, the Company's Board of Directors approved and the Company paid $150.0 million of cash dividends to its parent, SLC (U.S.) Holdings.  On December 31, 2004, SCA was distributed in the form of a dividend of $6.6 million to the Company's parent and became a consolidated subsidiary of SLC (U.S.) Holdings. The Company did not pay any dividends in 2003 or 2002.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of:  (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  No dividends were paid by SLNY during 2004, 2003 or 2002.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve (12) month period would exceed the lesser of (i) ten percent of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities.  No dividends were paid by Independence Life during 2004, 2003 or 2002.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

17. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:

2004

2003

 Unrealized gains (losses) on available-for-sale
securities

$ 485,553

$ 520,173

DAC amortization

(172,945)

(132,323)

VOBA amortization

(48,208)

(54,766)

Tax effect

(83,762)

(105,403)

Accumulated Other Comprehensive Income

$ 180,638

$ 227,681

18. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision.  This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be partially recovered through a reduction in future premium taxes in some states.

The Company's variable annuity contracts and variable life insurance policies are subject to various levels of regulation under federal securities laws administered by the Securities and Exchange Commission (the "SEC") and under certain state securities laws.  On or about October 30, 2003, the Company received a request from the SEC for information regarding its policies, practices and procedures with respect to subaccount "market timing," its policies, practices and procedures with respect to receiving and processing exchange orders from contract owners, and its oversight of such activities in the Company's separate accounts.  The Company responded to this request and an additional related request.  On March 4, 2004, the Boston District Office of the SEC notified the Company that it intended to commence an examination of the Company and certain of its affiliates pursuant to Section 31(b) of the Investment Company Act of 1940 and the Securities Exchange Act of 1934 relating to these and certain other subjects.  The Company is cooperating with the SEC in these matters.

In addition, the SEC and other regulators have conducted or are conducting investigations and examinations of certain of the Company's affiliates relating to various issues, including market timing and late trading of mutual funds and variable insurance products, directed brokerage, revenue-sharing and other arrangements with distributors, and recordkeeping requirements.

As part of an industry wide investigation, state regulators are investigating certain compensation arrangements and other business practices between insurance companies and brokers.  The Company and certain of its affiliates have received requests for information from state regulators and are cooperating with respect to these matters.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

18. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws.  Due to the nature of these indemnification agreements, it is not possible to estimate the Company's potential liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to 25 years. As of December 31, 2004, minimum future lease payments under such leases were as follows:

2005

$ 6,082

2006

6,059

2007

4,924

2008

1,463

2009

358

Thereafter

41

Total

$ 18,927

Total rental expense for the years ended December 31, 2004, 2003 and 2002 was $16.3 million, $23.6 million and $13.8 million, respectively.

The Company has two noncancelable sublease agreements that expire on December 31, 2007 and March 31, 2008.  As of December 31, 2004, the minimum future lease payments under the two sublease agreements were as follows:

2005

$ 683

2006

996

2007

996

2008

249

2009

-

Thereafter

-

Total

$ 2,924

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Sun Life Assurance Company of Canada (U.S.)

Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As described in Note 1 to the financial statements, on December 31, 2003, Sun Life Assurance Company of Canada (U.S.) merged with Keyport Life Insurance Company.   The companies became affiliates on November 1, 2001 as a result of the acquisition of Keyport Life Insurance Company by Sun Life Assurance Company of Canada (U.S.)'s ultimate parent.  The merger of Sun Life Assurance Company of Canada (U.S.) and Keyport Life Insurance Company was accounted for under Statement of Financial Accounting Standards No. 141, "Business Combinations" for transfers of assets among affiliates.   Accordingly, the financial statements for all periods prior to December 31, 2003 have been restated to give effect to the merger as of November 1, 2001.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."  As discussed in Note 1 to the consolidated financial statements, effective December 31, 2003, the Company adopted the provisions of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" and FASB Interpretation No. 46R, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" (Revised).

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2005